As filed with the Securities and Exchange Commission on November 19, 1998
                                                                File No. 33-8982
                                                                ICA No. 811-4852

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      Pre-Effective Amendment No. _____                [ ]
                       Post-Effective Amendment No. 44                 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 45
                             The Victory Portfolios


           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                           Copy to:
Michael J. Sullivan                        Carl Frischling, Esq.
BISYS Fund Services                        Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                          919 Third Avenue
Columbus, Ohio 43219                       New York, New York 10022
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b)                 [ ]  on _____, 1998 pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)                 [ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)                 [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS-REFERENCE SHEET

                             THE VICTORY PORTFOLIOS

         (Pursuant to Rule 404 showing location in the Prospectus of the responses to the Items in Part A and location in the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).

       Part A
     Form N-1A,
     Item Number     Prospectus Caption
     -----------     ------------------
        1(a)       Front Cover Page
         (b)       Back Cover Page
        2(a)       Risk/Return Summary - Investment Objective
         (b)       Risk/Return Summary - Principal Strategies
         (c)       Risk/Return Summary - Principal Risks
           3       Fund Expenses
        4(a)       Risk/Return Summary - Investment Objective
         (b)       Risk/Return Summary - Principal Strategies
         (c)       Risk Factors
        5(a)       Not Applicable
         (b)       Risk/Return Summary - Investment Performance
         (c)       Not Applicable
        6(a)       Organization and Management of the Funds
         (b)       Not Applicable
        7(a)       Share Price
         (b)       How to Buy Shares
         (c)       How to Sell Shares
         (d)       Dividends, Distributions and Taxes
         (e)       Important Information about Taxes
         (f)       Not Applicable
        8(a)       Not Applicable
         (b)       Organization and Management of the Funds - Distribution Plan
         (c)       Not Applicable
           9       Financial Highlights

        Part B
      Form N-1A,
       Item No.         Statement of Additional Information Caption
       --------         -------------------------------------------
         10(a)          Front Cover Page
           (b)          Table of Contents
         11(a)          Additional Information - Description of Shares
           (b)          Not Applicable
         12(a)          Statement of Additional Information
           (b)          Instruments in Which the Funds Can Invest
           (c)          Investment Policies and Limitations
           (d)          Temporary Defensive Measures - Short-Term Obligations
           (e)          Advisory and Other Contracts -- Portfolio Turnover
         13(a)          Trustees and Officers - Board of Trustees
           (b)          Trustees and Officers - Board of Trustees; Officers
           (c)          Trustees and Officers - Board of Trustees
           (d)          Trustees and Officers - Board of Trustees
           (e)          Trustees and Officers - Officers
         14(a)          Additional Information
           (b)          Additional Information
           (c)          Trustees and Officers - Officers
         15(a)          Advisory and Other Contracts - Investment Adviser
           (b)          Advisory and Other Contracts - Distributor
           (c)          Advisory and Other Contracts - Investment Adviser
           (d)          Transfer Agent; Shareholder Servicing Plan; Other
                        Servicing Plans; Distribution Plan,
                        Fund Accountant; Legal Counsel
           (e)          Not Applicable
           (f)          Additional Purchase, Exchange, and Redemption
                        Information - Dealer Reallowances
           (g)          Distribution Plan
           (h)          Administrator; Transfer Agent; Custodian; Independent
                        Accountant; Legal Counsel
         16(a)          Portfolio Transactions
           (b)          Portfolio Transactions
           (c)          Portfolio Transactions
           (d)          Portfolio Transactions

        Part B
      Form N-1A,
       Item No.         Statement of Additional Information Caption
       --------         -------------------------------------------
           (e)          Not Applicable
         17(a)          Additional Information - Description of Shares
           (b)          Not Applicable
         18(a)          Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
           (b)          Not Applicable
           (c)          Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
           (d)          Additional Purchase, Exchange, and Redemption
                        Information
         19(a)          Taxes
           (b)          Taxes
         20(a)          Distributor
           (b)          Not Applicable
           (c)          Not Applicable
         21(a)          Performance of the Money Market Funds
           (b)          Performance of the Non-Money Market Funds
         22(a)          Independent Accountants
           (b)          Independent Accountants
           (c)          Not Applicable


Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                THE VICTORY FUNDS




                                 FUND FOR INCOME
                            OHIO MUNICIPAL BOND FUND
                             DIVERSIFIED STOCK FUND


                             OPPORTUNITY VALUE FUND

                            INTERNATIONAL GROWTH FUND

                                 CLASS G SHARES

                                   PROSPECTUS




                  McDonald Investments Inc. Shareholders Call:
                                  800-869-5999

                               or Call Victory at:

                                  800-539-FUND
                                       or
                                  800-539-3863


    As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this prospectus is accurate or complete.
              Anyone who tells you otherwise is committing a crime.


                              ______________, 1999

                                TABLE OF CONTENTS

Introduction

Risk/Return Summary for Each of the Funds

An analysis which includes the objective, strategies, risks, performance and expenses of each Fund
     Fund for Income
     Ohio Municipal Bond Fund
     Diversified Stock Fund
     Opportunity Value Fund
     International Growth Fund


Risk Factors

Share Price

Dividends, Distributions, and Taxes

Investing With Victory
         How to Buy Shares
         How to Exchange Shares
         How to Sell Shares


Organization and Management of the Funds


Additional Information

Definitions

Financial Highlights


Key to Fund Information:


(1) Objective and Strategy: The goals and the strategy that a Fund plans to use to pursue its investment objective.


(2)  Risk Factors: The risks that you may assume as an investor in a Fund.

(4) Performance: A chart that shows the historical performance of a Fund in comparison to similar unmanaged indexes.


(3) Expenses: The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

                             THE VICTORY PORTFOLIOS

                                 Prospectus for:


                                 FUND FOR INCOME
                            OHIO MUNICIPAL BOND FUND
                             DIVERSIFIED STOCK FUND
                             OPPORTUNITY VALUE FUND

                            INTERNATIONAL GROWTH FUND

                                 CLASS G SHARES


                                 800-869-5999 or

                            800-539-FUND 800-539-3863

                                  INTRODUCTION


This prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the G Shares of the above five Victory Funds (the Funds). At a special meeting of shareholders to be held on or about March 5, 1999, or any subsequent adjournment, shareholders of the Gradison Funds are being asked to vote to reorganize the following Gradison Funds into Class G Shares of comparable Victory Funds as follows:

    Gradison Government Income Fund    ->      Victory Fund for Income
    Gradison Ohio Tax-Free Fund        ->      Victory Ohio Municipal Bond Fund
    Gradison Growth and Income Fund    ->      Victory Diversified Stock Fund
    Gradison International Fund        ->      Victory International Growth Fund
    Gradison Opportunity Value Fund    ->      Victory Special Growth Fund
                                               (to assume the name and financial
                                               history of Opportunity Value Fund
                                               after the reorganization)

If shareholders of your Gradison Fund approve the reorganization, your Gradison Fund shares will be exchanged for Class G Shares of a corresponding Victory Fund. Each of your Class G Share holdings will have a total market value equal to the market value of the shares of Gradison Funds you previously owned on the closing date of the reorganization. The reorganization will be completed on a tax-free basis. Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this document, will manage the Funds. Please read this prospectus before investing in the Funds and keep it for future reference.


(1)Investment Objective and Strategy
(1) Objective

The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital.
The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.
The  Diversified  Stock Fund seeks to provide long-term growth of capital.
The investment objective of the Opportunity Value Fund is long-term capital growth by investing primarily in common stocks.
The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

(1) Strategy

The Fund for Income and the Ohio Municipal Bond Fund pursue their investment objectives by investing primarily in debt securities. The Diversified Stock Fund, Opportunity Value Fund, and the International Growth Fund pursue their investment objectives by investing primarily in equity securities. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" and "Definitions" for an overview of each Fund.


(2) Risk Factors
An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the FDIC nor any other government agency. It is not a complete investment program. You could lose money in the Funds, but you also have the potential to make money.


The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. Certain Funds also may share many of the same risk factors.

o Since the Fund for Income invests primarily in debt securities, it is subject to interest rate, inflation and credit risks.
o The Ohio Municipal Bond Fund generally limits its investments to a single state. Therefore, an investment in the Ohio Municipal Bond Fund may involve economic, political, or credit risks specific to the state of Ohio. It is subject to interest rate, inflation, and credit risks also.

o The Diversified Stock Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions.

o The Opportunity Value Fund invests primarily in equity securities of smaller companies. Smaller, less seasoned companies may be subject to greater business risks than larger, established companies.

o The International Growth Fund invests primarily in foreign equity securities. An investment in a fund holding foreign securities may be subject to more economic, currency, or political risks than an investment in a domestic equity fund.

There are other potential risks discussed in "Risk/Return Summary" and "Risk Factors."

Who May Want to Invest in the Funds:
o   Investors who want a diversified portfolio
o   Investors willing to accept the risk of price and dividend fluctuations
o Investors willing to accept higher short-term risk along with higher potential long-term returns
o Long-term investors with a particular goal, like saving for retirement or a child's education

Who May Want to Invest in the:

o Fund for Income: Investors seeking a high level of income and who want a portfolio of investment grade debt securities.
o Ohio Municipal Bond Fund: Investors in higher tax brackets seeking income exempt from federal income tax and Ohio personal income tax.

o   Diversified Stock Fund: Investors who want potential growth over time.

o Opportunity Value Fund: Investors who are comfortable with assuming the added risks associated with small company stocks in return for the possibility of long-term rewards.

o International Growth Fund: Investors seeking exposure to international markets.

(3)Fees and Expenses:

The Fund for Income, the Ohio Municipal Bond Fund, and the Opportunity Value Fund offer Class A and Class G Shares. The Diversified Stock Fund and the International Growth Fund offer Class A, Class B and Class G Shares. Class A and Class B Shares of each of the Funds are offered in a separate prospectus. If shareholders approve the reorganization of the Gradison Funds and the Victory Funds, you will own Class G Shares. As such, you will not have to pay a sales charge for buying these shares. You will incur expenses for management, administration, and distribution, all of which are included in the Funds' expense ratios. Please refer to "Investing with Victory" for more information.


(4)Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


How to Buy Shares:

The minimum initial investment is $500 for most accounts ($100 for Individual Retirement Accounts) then at least $25 for additional investments. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House funds, or wire. See "How to Buy Shares."


How to Sell Shares:

You can sell Fund shares by written request or telephone. When a Fund receives a redemption request in proper form, the Fund will sell your shares and either credit your bank account or send the proceeds to the address designated on your Account Application. See "How to Sell Shares."


Dividends/Distributions

Each Fund pays dividends from net investment income and distributes realized capital gains to shareholders. The Fund for Income and the Ohio Municipal Bond Fund declare dividends from accrued income daily and pay the dividends monthly. Ordinarily, the Diversified Stock Fund, Opportunity Value Fund, and International Growth Fund declare and pay dividends from their net investment income quarterly. Generally, each Fund pays realized net capital gains, if any, as dividends at least once a year. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another Victory Fund. The Victory Funds include other funds of the Victory Portfolios. You can make this choice when you fill out an Account Application. See "Dividends, Distributions, and Taxes."


General Information about the Funds
------------------------ ---------- ---------------------- ---------------------- --------------- ------------------


                             -        Estimated Annual       Estimated Annual

      Victory Fund                   Expenses (as a % of    Expenses (as a % of      Maximum          Newspaper
                                         Net Assets)            Net Assets)          Deferred       Abbreviation*
                                       Before Waivers          After Waivers       Sales Charge
 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------

 Fund for Income -                          ____%                 _____%              0.50%       Victory Gvt MtgG
 Class G

 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------
 Ohio Municipal Bond                        ____%                 _____%              0.50%       Victory OH MuniG
 Fund - Class G
 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------

 Diversified Stock                         _____%                 _____%              0.50%       Victory DvsStkG
 Fund - Class G

 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------

 Opportunity Value                         _____%                 _____%              0.50%       Victory OppValG
 Fund - Glass G

 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------

 International Growth    3/5/99            _____%                 _____%              0.50%       Victory IntlGrG
 Fund - Class G

 ----------------------- ---------- ---------------------- ---------------------- --------------- ------------------
*All newspapers do not use the same abbreviation.


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, and risks to determine which Fund will suit your risk tolerance and investment needs. You should also review "Definitions" for additional information about the individual securities in which the Funds can invest.

                               RISK/RETURN SUMMARY


                               THE FUND FOR INCOME

(1)Investment Objective: The Fund for Income seeks to provide a high level of current income consistent with preservation of capital.

(1)Principal Investment Strategies: The Fund for Income pursues its investment objective by investing primarily in securities issued by the U.S. Government and its agencies or instrumentalities. The Fund for Income currently invests only in securities that are guaranteed by the full faith and credit of the U.S. Government, and repurchase agreements collateralized by such securities.

Under  normal  market  conditions,  the Fund for Income  primarily  invests  in:
o Obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years
o Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA)

The Fund for Income may also invest in repurchase agreements collateralized by the securities described above and may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Definitions" section at the end of this prospectus.


(2)Principal Risks:
The Fund for Income is subject to the following principal risks, more fully described in "Risk Factors." The following circumstances may adversely affect the Fund for Income's net asset value, yield and/or total return:
o    The market value of securities acquired by the Fund for Income may decline
o A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively
o Computer systems used by the Funds and their service providers do not properly process and calculate information related to the year 2000
o Interest rates rise, an issuer's credit quality is downgraded, the Fund for Income must reinvest interest or sale proceeds at lower rates, or the rate of inflation increases
o    The average life of a mortgage-related security is shortened or lengthened
o Hedges created by using futures or options contracts do not respond to economic or market conditions as expected.

                            (4)INVESTMENT PERFORMANCE

                               THE FUND FOR INCOME

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares of the Fund for Income. Returns for Class G Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio. It is expected that after the reorganization of the Gradison Funds into Victory Funds, the Fund for Income will adopt the Gradison
Government  Income  Fund's  financial   highlights  and  performance.
****Past performance does not indicate future results.****



[Insert Bar Chart]


During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending _______________) and the lowest return for a quarter was
_________% (quarter ending ________________).



------------------------------------- -------------------------- -------------------------- --------------------------

 Average Annual Total Returns (for

the Periods ended December 31, 1998)        Past One Year              Past 5 Years             Since Inception**

------------------------------------- -------------------------- -------------------------- --------------------------

Fund for Income -- Class A Shares                      %                          %                          %

------------------------------------- -------------------------- -------------------------- --------------------------
Lehman Mortgage Index*                                 %                          %                          %
------------------------------------- -------------------------- -------------------------- --------------------------


*The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. **Reflects performance since the Fund's inception on 5/18/90.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund. The following fees are paid directly from your investment.

Shareholder Transaction Expenses*                                       Class G
                                                                        --------
Maximum Sales Charge  Imposed on Purchases (as a percentage of
offering price)                                                          None
Maximum Sales Charge Imposed on Reinvested Dividends
                                                                         None
Deferred Sales Charge                                                   .50%**
Redemption Fees                                                          None
Exchange Fees                                                            None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**A contingent deferred sales charge (CDSC) applies only if you sell shares within the first nine months after purchase.

If you buy shares through McDonald Investments Inc. (McDonald) or its affiliates you will not be subject to the CDSC.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets. Expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services, and other activities. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses.


Annual  Fund  Operating   Expenses   (Before   Expense   Waivers  and
Reimbursements) (1)                                                      Class G
                                                                         -------
(as a percentage of average daily net assets):
Management Fee                                                              _%
Distribution (12b-1) Fees                                                   _%
Other Expenses                                                              _%
Total Fund Operating Expenses                                               =%


    (1)The following waivers may be terminated at any time.
    ACTUAL ESTIMATED EXPENSES INCLUDING WAIVERS WOULD BE:
    Annual Fund Operating Expenses
    (After Expense Waivers and Reimbursements)                           Class G
                                                                         -------

    (as a percentage of average daily net assets):
    Management Fee                                                         ._%
    Distribution (12b-1) Fees                                              ._%
    Other Expenses                                                           %
                                                                            -
    Total Fund Operating Expenses                                            %
                                                                            =

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                         1 Year           3 Years           5 Years     10 Years
       Class G              $                $                 $            $

This example is only an illustration. Actual expenses and returns will vary.

                               RISK/RETURN SUMMARY

                            OHIO MUNICIPAL BOND FUND

Investment Objective: The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.


Principal Investment Strategies: The Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations. The interest on these obligations is exempt from federal income taxes, including the federal alternative minimum tax. The Ohio Municipal Bond Fund expects to invest at least 65% of its total assets in bonds that pay interest that is also exempt from Ohio state income tax.


Under normal market conditions, the Ohio Municipal Bond Fund primarily invests in:
o    Municipal securities with fixed, variable, or floating interest rates
o    Zero coupon, tax, revenue,  and bond anticipation notes
o    Tax-exempt  commercial paper


Important characteristics of the Ohio Municipal Bond Fund's investments:
o Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's, Fitch Investor Service, Moody's Investors Services, Inc., or another NRSRO*, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

o Maturity: The dollar-weighted effective average maturity of the Ohio Municipal Bond Fund generally will range from 5 to 15 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical rating organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The Ohio Municipal Bond Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions. The Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Definitions" section at the end of this prospectus.


(2)Principal Risks:
The Ohio Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The following circumstances may adversely affect the Ohio Municipal Bond Fund's net asset value, yield and/or total return:
o Economic or political events take place in Ohio which make the market value of Ohio obligations go down
o The market value of securities acquired by the Ohio Municipal Bond Fund may decline
o A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively
o Computer systems used by the Funds and their service providers do not properly process and calculate information related to the year 2000
o Interest rates rise, an issuer's credit quality is downgraded, the Ohio Municipal Bond Fund must reinvest interest or sale proceeds at lower rates, or the rate of inflation increases
o    The average life of a mortgage-related security is shortened or lengthened
o Hedges created by using futures or options contracts do not respond to economic or market conditions as expected.

The Ohio Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the Ohio Municipal

Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. The Ohio Municipal Bond Fund primarily invests in municipal securities issued by the State of Ohio and its municipalities. The Ohio Municipal Bond Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Ohio Municipal Bond Fund is subject to additional risks because it concentrates its investments in a single geographic area, and it may invest more than 5% of its assets in the securities of a single issuer. This could make the Ohio Municipal Bond Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities.



                            (4)INVESTMENT PERFORMANCE


                            OHIO MUNICIPAL BOND FUND

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares of the Ohio Municipal Bond Fund. Returns for Class G Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio. ****Past performance does not indicate future results.****



[Insert Bar Chart]


During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending _______________) and the lowest return for a quarter was
_________% (quarter ending ________________).


------------------------------------- -------------------------- -------------------------- --------------------------

 Average Annual Total Returns (for

the Periods ended December 31, 1998)        Past One Year              Past 5 Years             Since Inception**

------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------

Ohio  Municipal Bond Fund -- Class A                   %                          %                          %
Shares

------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Lehman 10 Yr. Muni Index*                              %                          %                          %
------------------------------------- -------------------------- -------------------------- --------------------------



*The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years.

**Reflects performance since the Fund's inception on 5/18/90.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund. The following fees are paid directly from your investment.

Shareholder Transaction Expenses*                                        Class G
                                                                         -------
Maximum  Sales Charge  Imposed on Purchases  (as a percentage of
offering price)                                                           None
Maximum Sales Charge Imposed on Reinvested Dividends
                                                                          None
Deferred Sales Charge                                                    .50%**
Redemption Fees                                                           None
Exchange Fees                                                             None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**A CDSC applies only if you sell your shares within the first nine months after purchase. If you buy shares through McDonald or its affiliates you will not be subject to the CDSC.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets. Expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services, and other activities. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses.



    Annual  Fund  Operating   Expenses   (Before   Expense   Waivers  and
    Reimbursements) (1)                                                           Class G
                                                                                  -------
    (as a percentage of average daily net assets):
    Management Fee                                                                   _%
    Distribution (12b-1) Fees                                                        _%
    Other Expenses                                                                    %
    Total Fund Operating Expenses                                                     %

(1) The following waivers may be terminated at any time.
    ACTUAL ESTIMATED EXPENSES INCLUDING WAIVERS WOULD BE:
    Annual Fund Operating Expenses
    (After Expense Waivers and Reimbursements)                                     Class G
                                                                                   -------
    (as a percentage of average daily net assets):
    Management Fee                                                                   ._%
    Distribution (12b-1) Fees                                                        ._%
    Other Expenses                                                                    %
                                                                                      -
    Total Fund Operating Expenses                                                     %
                                                                                      =


The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                        1 Year           3 Years       5 Years       10 Years
       Class G             $                $             $              $

This example is only an illustration. Actual expenses and returns will vary.

                               RISK/RETURN SUMMARY

                             DIVERSIFIED STOCK FUND

(1)Investment Objective: The Diversified Stock Fund seeks to provide long-term growth of capital.

(1)Principal Investment Strategies: The Diversified Stock Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal market conditions, the Diversified Stock Fund:

o Will invest at least 80% of its total assets in equity securities of large, established companies and securities convertible or exchangeable into common stock including:
     o Growth stocks, which are stocks of companies that the Adviser believes will regularly experience earnings growth; and
     o Value stocks, which are stocks that the Adviser believes are intrinsically worth more than their market value.

o    May invest up to 20% of its total assets in:
     o   Preferred stocks
     o   Investment grade corporate debt securities
     o   Short-term debt obligations
     o   U.S. Government obligations


The Diversified Stock Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Definitions" section at the end of this prospectus.

(2)Principal Risks:
The Diversified Stock Fund is subject to the following principal risks, more fully described in "Risk Factors." The following circumstances may adversely affect the Diversified Stock Fund's net asset value, yield and/or total return:
o The market value of securities acquired by the Diversified Stock Fund may decline
o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations
o Value stocks fall out of favor because the market does not recognize the stock's true value
o A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively
o Computer systems used by the Funds and their service providers do not properly process and calculate information related to the year 2000
o    A company's earnings do not increase as expected
o Interest rates rise, an issuer's credit quality is downgraded, the Diversified Stock Fund must reinvest interest or sale proceeds at lower rates, or the rate of inflation increases
o Hedges created by using futures or options contracts do not respond to economic or market conditions as expected.

By itself, the Diversified Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

                            (4)INVESTMENT PERFORMANCE

                             DIVERSIFIED STOCK FUND

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares of the Diversified Stock Fund. Returns for Class G Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio. ****Past performance does not indicate future results.****



[Insert Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending _______________) and the lowest return for a quarter was
_________% (quarter ending ________________).


----------------------------------------- ------------------------- ------------------------- ------------------------

 Average Annual Total Returns (for the

             Periods ended                     Past One Year              Past 5 Years           Since Inception**
           December 31, 1998)

----------------------------------------- ------------------------- ------------------------- ------------------------
----------------------------------------- ------------------------- ------------------------- ------------------------

Diversified Stock Fund --                                 %                         %                         %
Class A Shares

----------------------------------------- ------------------------- ------------------------- ------------------------
----------------------------------------- ------------------------- ------------------------- ------------------------
S&P 500 Index*                                             %                        %                         %
----------------------------------------- ------------------------- ------------------------- ------------------------


*The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-sized companies.
**Reflects performance since the Fund's inception on 10/20/89.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund. The following fees are paid directly from your investment.

  Shareholder Transaction Expenses*                                      Class G
                                                                         -------
  Maximum Sales Charge  Imposed on Purchases (as a percentage of
  offering price)                                                          None
  Maximum Sales Charge Imposed on Reinvested Dividends
                                                                           None
  Deferred Sales Charge                                                   .50%**
  Redemption Fees                                                          None
  Exchange Fees                                                            None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**A CDSC applies only if you sell your shares within the first nine months after purchase. If you buy shares through McDonald or its affiliates you will not be subject to the CDSC.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets. Expenses include management fees, as well as the costs of maintaining accounts, administration, distribution expenses, providing shareholder liaison services, and other activities. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses.



     Annual  Fund  Operating   Expenses   (Before   Expense   Waivers  and
     Reimbursements) (1)                                                           Class G
                                                                                   -------

     (as a percentage of average daily net assets):
     Management Fee                                                                   _%
     Distribution (12b-1) Fees                                                        _%
     Other Expenses                                                                    %
     Total Fund Operating Expenses                                                     %

(1) The following waivers may be terminated at any time.
    ACTUAL ESTIMATED EXPENSES INCLUDING WAIVERS WOULD BE:
    Annual Fund Operating Expenses
    (After Expense Waivers and Reimbursements)                                     Class G
                                                                                   -------
    (as a percentage of average daily net assets):
    Management Fee                                                                   ._%
    Distribution (12b-1) Fees                                                        ._%
    Other Expenses                                                                     %
                                                                                      -
    Total Fund Operating Expenses                                                      %
                                                                                      =

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                        1 Year           3 Years        5 Years       10 Years
       Class G             $                $              $              $

This example is only an illustration. Actual expenses and returns will vary.

                               RISK/RETURN SUMMARY

                           THE OPPORTUNITY VALUE FUND

(1)Investment Objective: The investment objective of the Opportunity Value Fund is long-term capital growth by investing primarily in common stocks.

(1)Principal Invesstment Strategies: The Opportunity Value Fund invests primarily in common stocks of smaller companies that are exhibiting high earnings growth in relation to their price-earnings ratio. These companies generally will have market capitalizations of $1 billion or less.

Under normal market conditions, the Opportunity Value Fund:
o Will invest at least 65% of its total assets in equity securities of companies with market capitalization of $1 billion or less. These equity investments include:
     o   Common stock
     o   Convertible preferred stock
     o   Debt convertible or exchangeable into equity securities
     o   Securities convertible into common stock

o    May invest up to 35% of its total assets in:
     o Equity securities of companies with market capitalizations of approximately $1 billion or more
     o   Investment-grade debt securities
     o   Preferred stocks
     o   Short-term debt obligations
     o   Repurchase agreeements

(2)Principal Risks:
The Opportunity Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The following circumstances may adversely affect the Opportunity Value Fund's net asset value, yield and/or total return:

o The market value of securities acquired by the Opportunity Value Fund may decline
     o Value stocks fall out of favor because the market does not recognize the stock's true value
o A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively
o Computer systems used by the Funds and their service providers do not properly process and calculate information related to the year 2000
o    A company's earnings do not increase as expected
o Interest rates rise, an issuer's credit quality is downgraded, the Opportunity Value Fund must reinvest interest or sale proceeds at lower rates, or the rate of inflation increases
o Hedges created by using futures or options contracts do not respond to economic or market conditions as expected.

By itself, the Opportunity Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

                            (4)INVESTMENT PERFORMANCE
                              OPPORTUNITY VALUE FUND

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a ten year period. The table below shows how the Fund's average annual returns for one year, five years and ten years compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for the Class A Shares of the Special Growth Fund. Returns for Class G Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio. It is expected that after the reorganization of the Gradison Funds into Victory Funds, the Victory Opportunity Value Fund will adopt the Gradison Opportunity Value Fund's financial highlights and performances.
****Past performance does not indicate future results.****


[Insert Bar Chart]


During the ten year period shown in the bar chart, the highest return for a quarter was ____% (quarter ending _______________) and the lowest return for a quarter was _________% (quarter ending ________________).



------------------------------------- -------------------------- -------------------------- --------------------------

 Average Annual Total Returns (for
the Periods ended December 31, 1998)        Past One Year              Past 5 Years               Past 10 years

------------------------------------- -------------------------- -------------------------- --------------------------

Special Growth Fund --  Class A                       %                          %                          %
Shares

------------------------------------- -------------------------- -------------------------- --------------------------

Russell 2000 Index*                                    %                          %                          %

------------------------------------- -------------------------- -------------------------- --------------------------



*The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-sized companies.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund. The following fees are paid directly from your investment.

  Shareholder Transaction Expenses*                                      Class G
                                                                         -------

  Maximum Sales Charge  Imposed on Purchases (as a percentage of
  offering price)                                                         None
  Maximum Sales Charge Imposed on Reinvested Dividends
                                                                          None
  Deferred Sales Charge                                                  .50%**
  Redemption Fees                                                         None
  Exchange Fees                                                           None
*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**A CDSC applies only if you sell your shares within the first nine months after purchase. If you buy shares through McDonald or its affiliates you will not be subject to the CDSC.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets. Expenses include management fees, as well as the costs of maintaining accounts, administration, distribution expenses, providing shareholder liaison services, and other activities. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses.


     Annual  Fund  Operating   Expenses   (Before   Expense   Waivers  and
     Reimbursements) (1)                                                           Class G
                                                                                   -------
     (as a percentage of average daily net assets):
     Management Fee                                                                   _%
     Distribution (12b-1) Fees                                                        _%
     Other Expenses                                                                    %
     Total Fund Operating Expenses                                                     %

(1) The following waivers may be terminated at any time.
    ACTUAL ESTIMATED EXPENSES INCLUDING WAIVERS WOULD BE:
    Annual Fund Operating Expenses
    (After Expense Waivers and Reimbursements)                                     Class G
                                                                                   -------
    (as a percentage of average daily net assets):
    Management Fee                                                                   ._%
    Distribution (12b-1) Fees                                                        ._%
    Other Expenses                                                                    %
                                                                                      -
    Total Fund Operating Expenses                                                     %
                                                                                      =

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                        1 Year           3 Years       5 Years       10 Years
       Class G             $                $             $              $

This example is only an illustration. Actual expenses and returns will vary.

                               RISK/RETURN SUMMARY

                            INTERNATIONAL GROWTH FUND


(1)Investment Objective: The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

(1)Principal Investment Strategies: The International Growth Fund pursues its objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

The International Growth Fund will invest most of its assets in securities of companies traded on any exchange outside of the U.S. including developing countries and developed countries. In making investment decisions, the Adviser may analyze the economies of foreign countries and the growth potential for individual sectors and securities.


Under normal market conditions, the International Growth Fund:
o      Will invest at least 65% of its total assets in:

       o  Securities  (including   "sponsored"  and  "unsponsored"  American
          Depositary Receipts) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States.

       o Securities for which the principal trading markets are located in at least three different countries (excluding the United States).


o May invest up to 20% of its total assets in securities of companies located in developing countries.

o May invest up to 35% of its total assets in cash equivalents and fixed income securities, including U.S. Government obligations.

The International Growth Fund's high portfolio turnover rate may result in higher expenses and taxable gain distributions. The Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Definitions" section at the end of this prospectus.


(2)Principal Risks:
The International Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The following circumstances may adversely affect the International Growth Fund's net asset value, yield and/or total return:

o Foreign securities are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange risks, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities
o The prices of foreign securities issued in developing countries may be more volatile because the securities markets in these countries may not be well established
o The market value of securities acquired by the International Growth Fund may decline
o A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively
o Computer systems used by the Funds and their service providers do not properly process and calculate information related to the year 2000
o Interest rates rise, an issuer's credit quality is downgraded, the International Growth Fund must reinvest interest or sale proceeds at lower rates, or the rate of inflation increases
o    The average life of a mortgage-related  security is shortened or lengthened
o Hedges created by using futures or options contracts do not respond to economic or market conditions as expected.

The International Growth Fund is subject to the risks common to all mutual funds and to the risks common to mutual funds that invest in equity securities and foreign securities. The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. By itself, the International Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.


                            (4)INVESTMENT PERFORMANCE

                            INTERNATIONAL GROWTH FUND

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares of the International Growth Fund. Returns for Class G Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio. ****Past performance does not indicate future results.****



[Insert Bar Chart]


During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending _______________) and the lowest return for a quarter was
_________% (quarter ending ________________).


------------------------------------- -------------------------- -------------------------- --------------------------

 Average Annual Total Returns (for

the Periods ended December 31, 1998)        Past One Year              Past 5 Years             Since Inception**

------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------

International  Growth  Fund -- Class                   %                          %                          %
A Shares

------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------

All Country World Index*                               %                          %                          %

------------------------------------- -------------------------- -------------------------- --------------------------



*The All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies.
**Reflects performance since the Fund's inception on 5/18/90.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund. The following fees are paid directly from your investment.

  Shareholder Transaction Expenses*                                      Class G
                                                                         -------
  Maximum Sales Charge  Imposed on Purchases (as a percentage of
  offering price)                                                         None
  Maximum Sales Charge Imposed on Reinvested Dividends
                                                                          None
  Deferred Sales Charge                                                  .50%**
  Redemption Fees                                                         None
  Exchange Fees                                                           None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

**A CDSC applies only if you sell your shares within the first nine months after purchase. If you buy shares through McDonald or its affiliates you will not be subject to the CDSC.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets. Expenses include management fees, as well as the costs of maintaining accounts, administration, distribution expenses, providing shareholder liaison services, and other activities. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses.




     Annual  Fund  Operating   Expenses   (Before   Expense   Waivers  and
     Reimbursements) (1)
     (as a percentage of average daily net assets):
                                                                                  Class G
                                                                                  -------
     Management Fee                                                                   _%
     Distribution (12b-1) Fees                                                        _%
     Other Expenses                                                                   %
     Total Fund Operating Expenses                                                    %

(1) The following waivers may be terminated at any time.
    ACTUAL ESTIMATED EXPENSES INCLUDING WAIVERS WOULD BE:
    Annual Fund Operating Expenses
    (After Expense Waivers and Reimbursements)
    (as a percentage of average daily net assets):

                                                                                   Class G
                                                                                   --------
    Management Fee                                                                   ._%
    Distribution (12b-1) Fees                                                        ._%
    Other Expenses                                                                    %
    Total Fund Operating Expenses                                                     %
                                                                                      =

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                             1 Year        3 Years       5 Years      10 Years
       Class G                  $             $             $             $

This example is only an illustration. Actual expenses and returns will vary.

                                 (2)RISK FACTORS

This prospectus describes all of the principal risks that you may assume as an investor in the Funds. The "Definitions" section at the end of this prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

****By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.****

The following table states the principal risks, described below, to which the Funds are subject.

---------------------------------------------------------------------------------------------------------------
                                                  Ohio Municipal                                   International
                                     Fund for        Bond Fund      Diversified      Opportunity     Growth Fund
                                      Income                         Stock Fund      Value Fund
---------------------------------------------------------------------------------------------------------------
Year 2000 risk,
market risk, and                       |X|              |X|             |X|              |X|             |X|
manager risk
---------------------------------------------------------------------------------------------------------------
Equity risk                                                             |X|              |X|             |X|
---------------------------------------------------------------------------------------------------------------
Interest rate risk,
inflation risk,                        |X|              |X|             |X|              |X|             |X|
reinvestment risk, and
credit (or default) risk
---------------------------------------------------------------------------------------------------------------
Currency risk and                                                                                        |X|
foreign issuer risk
---------------------------------------------------------------------------------------------------------------
Tax-exempt status risk                                  |X|
---------------------------------------------------------------------------------------------------------------
Concentration and diversification                       |X|
risk
---------------------------------------------------------------------------------------------------------------
Prepayment risk,                       |X|              |X|             |X|              |X|             |X|
extension risk
---------------------------------------------------------------------------------------------------------------
Correlation risk                       |X|              |X|             |X|              |X|             |X|
---------------------------------------------------------------------------------------------------------------

****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

General risks:

****Year 2000 risk. Like all mutual funds, the Funds could be adversely affected if the computer systems used by their service providers, including shareholder servicing agents, are unable to recognize dates after 1999. This risk may become greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds.****
o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.
o Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.


Risks associated with investing in equity securities:

o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with investing in debt securities:
o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

o Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayment on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.
o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

Risks associated with investing  in  foreign securities:

o Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. On January 1, 1999 participating nations in the European Economic and Monetary Union will introduce a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the International Growth Fund's securities.

o Foreign issuer risk. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Risks associated with investing  in  municipal  debt securities:
o Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing  in the securities of a single state:
o Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

Risks associated with investing  in  mortgage-related securities:

o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

o Extension risk is the risk that the rate of anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the maturity of a security may be extended past what a Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


Risk associated with futures and options contracts:

o Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.


                                   Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange Inc. (NYSE), which is normally at 4:00 p.m. Eastern Time. The share price of Class G Shares is equal to a Fund's Class G NAV. You may buy, exchange, and sell your shares at the next share price calculated after the Fund receives and accepts your investment instructions. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open for trading or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. You may not be able to buy or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.


NAV =             Total Assets - Liabilities
                  --------------------------
                  Number of Shares Outstanding


You can find a Fund's net asset value each day in the Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.


                       Dividends, Distributions, and Taxes

****Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.****

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. If a Fund makes a capital gain distribution, it is paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


Ordinarily, the Fund for Income and the Ohio Municipal Bond Fund declare dividends from accrued income daily and pay the dividends monthly. The Diversified Stock Fund, Opportunity Value Fund and the International Growth Fund declare and pay dividends quarterly. Generally, each Fund pays realized capital gains, if any, at least once a year. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional to find out if these options are available to you.


o Reinvestment Option. You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

o Cash Option. The Fund will send you a check no later than seven days after the pay date.
o Income Earned Option. You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
o Directed Dividends Option. In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.
o Directed Bank Account Option. In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

o Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

o Certain dividends from the Ohio Municipal Bond Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes. Any capital gains distributed by the Ohio Municipal Bond Fund may be taxable.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.
o Dividends from a Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax statements you receive from a Fund.

o An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

o Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.
o Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes. Those same dividends may be subject to federal alternative minimum taxes.
o Under certain circumstances, the International Growth Fund may be in a position to (in which case it would) "pass through" to you the right to a credit or deduction for income or other tax credits earned from foreign investments.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.****

                             INVESTING WITH VICTORY

****All you need to do to get started is to fill out an application.****

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to access information on your account, how to open an account, and how to buy, exchange and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

                                HOW TO BUY SHARES


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with Gradison-McDonald, McDonald Investments, Inc., or your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund. If you maintain a brokerage account with Gradison-McDonald or McDonald Investments Inc., you may buy or sell Fund shares without incurring any fees.

If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time, your purchase will be processed the same day using that day's share price.


Make your check payable to:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address:
Send completed Account Applications with your check, bank draft, or money order to:


         The Victory Funds or               Gradison-McDonald
         P. O. Box 8527                     580 Walnut Street
         Boston, MA  02266-8527             Cincinnati, OH 45202

Overnight Mail Address:
Use the following address ONLY for overnight packages:

         The Victory Funds                         Or:      Gradison-McDonald
         c/o Boston Financial Data Services                 580 Walnut Street
         66 Brooks Drive                                    Cincinnati, OH 45202
         Braintree, MA  02184                               PHONE:  513-579-5000

         PHONE:  800-539-FUND

Wire Address:

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND or Gradison-McDonald at 800-869-5999 BEFORE wiring funds to obtain a control number.

      Telephone Number:
         Gradison-McDonald at:
         800-869-5999 or 513-579-5700
         or Victory at:
         800-539-FUND or   800-539-3863


ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans. You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, since the Ohio Municipal Bond Fund pays tax-free income, it may not be an appropriate investment for a retirement plan.


****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.****

You must make all purchases in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


                             HOW TO EXCHANGE SHARES


You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-869-5999. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.
o    Shares of a Fund may be exchanged at a relative net asset value.
o Shares of a Fund may be exchanged at relative net asset value. If you exchange into a fund with a sales charge (except as described below), you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.


o If you own Class G Shares, you can exchange into Class G Shares, Select Shares, or any single class money market fund shares of a Victory Fund without paying a sales charge. If a Victory Fund has both Class G and Class A Shares, you can exchange into only Class G Shares without paying a sales charge. However, if you owned Class G Shares as of January 6, 1999, you can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.
o You must meet the minimum purchase requirements for the fund you purchase by exchange.
o The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.
o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.



****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.****

                               HOW TO SELL SHARES

If your request is received and accepted by 4:00 p.m. Eastern Time, your redemption will be processed the same day.


The Funds offer only Class G Shares in this prospectus. Class G Shares have no front-end sales charge but you will pay a .50% contingent deferred sales charge
(CDSC) if you redeem your shares within nine months of your purchase. The CDSC will be based on the lower of the purchase price or redemption amount. If you purchased your shares through Gradison-McDonald, McDonald, or their affiliates, you will not pay a CDSC on Class G Shares.

Sales Charge Reductions and Waivers for Class G Shares: The CDSC will be waived for the following redemptions:
1.       Distributions from retirement plans if the distributions are made:
         a. under the Systematic Withdrawal Plan, after age 59-1/2 for up to 12% of the account value annually; or
         b. following the death or disability of the participant or beneficial owner;
2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;
3.       Returns of excess contributions to retirement plans;
4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;
5.       Shares sold to the Adviser or its affiliates; and
6. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.


****There are a number of convenient ways to sell your shares. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date the Fund processes your redemption request.****


By Telephone.  The easiest way to sell shares is by calling 800-539-FUND.
When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use: o Mail a check to the address of record; o Wire funds to a domestic financial institution; o Mail to a previously designated alternate address; or o Electronically transfer your redemption via the Automated Clearing House (ACH).


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o   Redemptions over $10,000;
o   Your account registration has changed within the last 15 days;
o   The check is not being mailed to the address on your account;
o   The check is not being made payable to the owner of the account; or
o The redemption proceeds are being transferred to another Victory Group account with a different registration.


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire. If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.


By ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, the Fund will include any dividends accrued with the redemption proceeds. A Fund may suspend your right to redeem your shares in the following circumstances:
o During non-routine closings of the NYSE, or when trading on the NYSE is restricted;
o    When an emergency  prevents the sale or valuation of the Fund's securities;
     or
o    When the SEC orders a suspension to protect the Fund's shareholders.



                    Organization and Management of the Funds

*****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. These organizations are paid a fee for their services.*****

About Victory:

Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator: One of a Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc., a New York corporation registered as an investment adviser with the SEC. KAM, a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $62 billion for a limited number of individual and institutional clients. KAM also is the investment adviser of The Victory Variable Insurance Funds, a registered investment company currently offering three mutual funds, exclusively for variable annuity or variable life insurance contracts that are offered by the separate accounts of participating insurance companies. KAM's address is 127 Public Square, Cleveland, Ohio 44114.



Under a Sub-Administration Agreement, BISYS Fund Services, Inc. pays KAM a fee at the annual rate of up to .05% of the Fund's average daily net assets to perform some of the administrative duties for the Funds.

Portfolio Management:

Thomas M. Seay and Trenton Fletcher will be the Co-Portfolio Managers of the Fund for Income, and together are primarily responsible for the day-to-day management of the Fund for Income's portfolio. Mr. Seay served as Portfolio Manager of the Gradison Government Income Fund since April, 1998, prior to which he served as Vice President and Portfolio Manager for fixed income assets with Lexington Management Corporation since 19___. Mr. Fletcher served as Portfolio Manager of the Victory Fund for Income since January 1998. A Portfolio Manager and Director of KAM, he has been associated with KAM or its affiliates since 1989.

Paul A. Toft and Stephen C. Dilbone will be the Co-Portfolio Managers of the Ohio Municipal Bond Fund, and together are primarily responsible for the day-to-day management of the Ohio Municipal Bond Fund's portfolio. Mr. Toft has served as the Portfolio Manager of the Victory Ohio Municipal Bond Fund since its inception in October, 1989. He is a Senior Portfolio Manager and Managing Director of KAM, and has been associated with KAM or its affiliates since 1994. Mr. Dilbone served as Portfolio Manager of the Gradison Ohio Tax-Free Income Fund since its inception. A Chartered Financial Analyst, Mr. Dilbone has been associated with McDonald since 19___.

Lawrence G. Babin is the Portfolio Manager of the Diversified Stock Fund, a position he has held since its inception in October 1989. A Chartered Financial Analyst, Mr. Babin is a Portfolio Manager and Managing Director of KAM, and has been associated with KAM or its affiliates since 1982.

William J. Leugers, Jr. and Daniel R. Shick are the Co-Portfolio Managers of the Opportunity Value Fund and, together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Leugers has been the Portfolio Manager since the inception of the Gradison Opportunity Value Fund. Mr. Leugers is ______________________ and ___________________ of McDonald and
has been associated with McDonald since 19__. Mr. Shick has been a Portfolio Manager of the Fund for the past four years. Mr. Shick is ____________________ and ____________________ of McDonald and has been associated with McDonald since 19___.

Conrad R. Metz is the Portfolio Manager of the International Growth Fund, a position he has held since October 1995. From 1993 to 1995 he was Senior Vice President, International Equities, at Bailard Biehl & Kaiser and has held other responsible positions managing or researching international investments since 1983. He is a Senior Portfolio Manager and Managing Director of KAM, and has been associated with KAM or its affiliates since 1995.

The Investment Sub-Adviser to the International Growth Fund

Manager of Managers. KAM, the investment adviser, serves as a Manager of Managers of the International Growth Fund. As Manager of Managers, KAM may select one or more sub-advisers to manage the International Growth Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with Victory, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice regarding short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Fund's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

Victory and KAM have obtained an order from the Securities and Exchange Commission that allows KAM, subject to certain conditions, to select additional sub-advisers with the approval of the Funds' Board of Trustees, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that sub-advisory agreement to terminate. The Funds will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

Indocam International Investment Services, S.A. KAM currently has a Portfolio Management Agreement with Indocam International Investment Services, S.A.
(IIIS), a French corporation located in Paris, France. IIIS has served as sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. IIIS and its advisory affiliates (Indocam) are the global asset management component of the Credit Agricole banking and financial services group. As of September 30, 1998, Indocam managed approximately $147 billion for its clients.

Eric Taze-Bernard, Ayaz Ebrahim, Didier Le Conte, and Jean-Claude Kaltenbach together are primarily responsible for the day-to-day management of the Fund's Portfolio. Mr. Taze-Bernard, the lead portfolio manager, has been employed by IIIS (or its affiliates) since 1987 and currently is the Head of Strategy of Asset Allocation of IIIS. Mr. Ebrahim is the Director and Portfolio Manager of IIIS, Hong Kong. Mr. Ebrahim has been employed by IIIS (or its affiliates) since 1991. Mr. Le Conte is the Senior Portfolio Manager responsible for European Equities at IIIS and has been employed by IIIS (or its affiliates) since 1966. Mr. Kaltenbach is the Head of Equity Management at IIIS and has been employed by IIIS (or its affiliates) since 1994. Prior to his employment by IIIS, Mr. Kaltenbach was the Head of Asset Management at Union Europeenne de CIC since 1988.




Shareholder Servicing Plan:

The Funds have adopted a Shareholder Servicing Plan. The shareholder servicing agent provides personal services to shareholders of the Funds, including responding to shareholder inquiries and providing information to shareholders about their Fund account. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services each Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by an agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan:

According to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution and Service Plan for its Class G Shares. The distributor receives an annual asset-based sales charge of up to .25% for the Fund for Income and the Ohio Municipal Bond Fund, and up to 0.50% for the Diversified Stock Fund, the Opportunity Value Fund, and the International Growth Fund. The fee is computed on the average daily net assets of the Funds and paid monthly. These asset-based sales charges are used to pay for advertising and printing prospectuses, annual reports, and other promotional material for prospective investors, and for other distribution activities. A portion of this amount may be used to pay for agents to perform services for shareholders. Over time these fees will increase the cost of your investment. See the SAI for more details regarding this plan.

                  COMPANIES THAT PROVIDE SERVICES TO THE FUNDS

                              ---------------------

                                  Shareholders
                              ---------------------


                 -----------------------------------------------
                          Financial Services Firms and
                         their Investment Professionals

                                Gradison-McDonald
                            McDonald Investments Inc.

                         Advise current and prospective
                     shareholders on their Fund investments.
                 -----------------------------------------------

                 -----------------------------------------------
                         Transfer Agent/Servicing Agent

                                                            .

                       State Street Bank and Trust Company
                               225 Franklin street
                                Boston, MA 02110

                         Boston Financial Data Services
                               Two Heritage Drive
                                Quincy, MA 02171

                    Handles services such as record-keeping,
                        statements, processing of buy and
                    sell requests, distribution of dividends,
                    and servicing of shareholder's accounts.
                 -----------------------------------------------



---------------------------------------------------                     --------------------------------------------------

                  Administrator,
               Distributor, and Fund                                                        Custodian
                    Accountant

               BISYS Fund Services                                                Key Trust Company of Ohio, NA
                and its affiliates                                                      127 Public Square
                3435 Stelzer Road                                                      Cleveland, OH 44114
                                                   ---------------------
                Columbus, OH 43219
                                                                                 Provides for safekeeping of the
                                                                                 Funds' investments and cash, and
     Markets  the Funds,  distributes  shares                                    settles trades made by the Funds.
     through Investment Professionals,
     and calculates the


     value of shares. As Administrator, handles the day-to-day activities of the Funds.

---------------------------------------------------                     --------------------------------------------------


              ----------------------------------------------
                       Adviser and Sub-Administrator

                        Key Asset Management Inc.
                            127 Public Square

                           Cleveland, OH 44114
                            Performs certain
                        sub-administrative services.

              ----------------------------------------------

                             Additional Information

*****Some additional information you should know about the Funds.*****


*****If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND or Gradison-McDonald at 800-869-5999.*****


o        Share Classes

The Funds offer only Class G Shares in this prospectus. Class A Shares are available for all Funds, and Class B Shares are offered for the Diversified Stock Fund and the International Growth Fund in separate prospectuses. At some future date, the Funds may offer additional classes of shares through a separate prospectus. The Funds will be the successor to the following Gradison Funds after the completion of a reorganization into Victory Funds:

   Gradison Government Income Fund    ->    Victory Fund for Income
   Gradison Ohio Tax-Free Fund        ->    Victory Ohio Municipal Bond Fund
   Gradison Growth and Income Fund    ->    Victory Diversified Stock Fund
   Gradison Opportunity Value Fund    ->    Victory Special Growth Fund
                                            (to assume the name of Opportunity
                                            Value Fund after the reorganization)
   Gradison International Fund        ->    Victory International Growth Fund

After the reorganization, Special Growth Fund will be renamed and the resulting Victory Opportunity Value Fund will be managed in substantially the same manner as its predecessor, the Gradison Oportunity Value Fund.


o        Code of Ethics
The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

o        Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

                                   DEFINITIONS


The following table lists the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For a more complete description of which Funds can invest in certain types of securities, see the SAI.

Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Each Fund may, but is not required to, use derivative instruments for any of the following reasons:
o    To hedge against adverse changes in the market value of securities
o As a temporary substitute for purchasing or selling securities or foreign currencies
o In limited situations, to attempt to profit from anticipated market developments


  ------------------------------------------------------------------------------


  U.S. Equity Securities. Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

  ------------------------------------------------------------------------------
  Equity Securities of Companies Traded on Foreign Exchanges. Can include common stock and securities and securities convertible into stock of non-U.S. corporations.
  ------------------------------------------------------------------------------
  Equity Securities of Companies Traded on U.S. Exchanges. Can include common stock, preferred stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
  ------------------------------------------------------------------------------
 U.S. Corporate Debt Obligations. Debt instruments issued by U.S. corporations.
  They may be secured or unsecured.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.
  ------------------------------------------------------------------------------
  Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.
  ------------------------------------------------------------------------------

  U.S. Government Securities. Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S.

  agency.
  ------------------------------------------------------------------------------
  Short-term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.
  ------------------------------------------------------------------------------
  When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.
  ------------------------------------------------------------------------------
  Receipts. Separately traded interest or principal components of U.S. Government securities.
  ------------------------------------------------------------------------------
  Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to the receipt of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes.

  ------------------------------------------------------------------------------

  Zero Coupon Bonds. These securities are purchased at a discount from face value. The security's face value is received at maturity, with no interest payments before then. These may be subject to greater risks of price fluctuation.
  ------------------------------------------------------------------------------
  Variable & Floating Rate Securities. Investment grade instruments, some of which may be illiquid, with interest rates that reset periodically.
  ------------------------------------------------------------------------------

  Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) the Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of the Fund's total assets may be invested in combined mutual fund holdings.

  ------------------------------------------------------------------------------
  Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to the receipt of an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral. The Ohio Municipal Bond Fund does not participate in securities lending.
  ------------------------------------------------------------------------------
  In addition to some of the above investments the Ohio Municipal Bond Fund may invest in the following securities in order to maintain the tax-exempt status of the portfolio:
  ------------------------------------------------------------------------------
  Tax, Revenue, and Bond Anticipation Notes. Issued in expectation of future revenues. Only purchased when their yields are competitive with taxable obligations.
  ------------------------------------------------------------------------------

  General Obligation Bonds. Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

  ------------------------------------------------------------------------------
  Revenue Bonds. Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.
  ------------------------------------------------------------------------------
  Municipal Lease Obligations. Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.
  ------------------------------------------------------------------------------
  Certificates of Participation. A certificate that states that an investor will receive a portion of the lease payments from a municipality.
  ------------------------------------------------------------------------------
  Refunding Contracts. Issued to refinance an issuer's debt. The Fund buys these at a stated price and yield on a future settlement date.
  ------------------------------------------------------------------------------
  Asset Backed Securities. Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.
  ------------------------------------------------------------------------------
  Mortgage-Backed Securities, Tax-Exempt. Tax-exempt investments secured by a mortgage or pools of mortgages.
  ------------------------------------------------------------------------------

  Resource Recovery Bonds. Issued to build waste-to-energy facilities and equipment.
  ------------------------------------------------------------------------------
  Tax Preference Items. Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."
  ------------------------------------------------------------------------------
  Industrial Development Bonds and Private Activity Bonds. Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.
  ------------------------------------------------------------------------------
  Tax Exempt Commercial Paper. Short-term obligations that are exempt from state and federal income tax.
  ------------------------------------------------------------------------------

For temporary defensive purposes and for cash management, each Fund may hold all of its assets in cash or short-term money market instruments. Although inconsistent with each Fund's principal investment strategies, a Fund may use a defensive strategy in attempting to respond to adverse market, political, or other conditions. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

                                 Fund for Income
                              Financial Highlights

The Financial Highlights describe the Fund for Income's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for the periods indicated below. These financial highlights reflect historical information about Class A Shares of the Fund for Income, the predecessor to the Gradison Government Income Fund. It is expected that after the reorganization of Gradison Funds into Victory Funds, the Victory Fund for Income will adopt the financial information of the Gradison Government Income Fund. The financial highlights were audited by PricewaterhouseCoopers LLP.



                                            Year         Year         Year         Year          Year        Period

                                                                                                              from

                                           Ended        Ended        Ended         Ended        Ended         Feb.

                                                                                                            14, 1994

                                          Oct. 31      Oct. 31      Oct. 31       Oct. 31      Oct. 31       to Oct.
                                                                                                               31,
                                            1998         1997         1996        1995(d)      1994(c)       1994(c)
                                            ----         ----         ----        -------      -------       -------


                                                                                                                   Period
                                                  Year         Year         Year         Year         Year          from
                                                 Ended        Ended        Ended        Ended         Ended       Feb. 14
                                                Oct. 31      Oct. 31      Oct. 31      Oct. 31       Oct. 31      Oct. 31
                                                  1998         1997         1996       1995(d)       1994(c)      1994(c)
                                                  ----         ----         ----       -------       -------      -------


Net Asset Value, Beginning of Period                          $9.77        $9.93         $9.43        $10.14       $10.57

-----------------------------------------------------------------------------------------------------------------------------

Investment  Activities
     Net investment income                                     0.68        0.68           0.73          0.52         0.80
     Net realized and unrealized gains
     (losses) from investments                                 0.03       (0.08)          0.43         (0.71)        (0.41)

-----------------------------------------------------------------------------------------------------------------------------

         Total from Investment Activities                      0.71        0.60           1.16         (0.19)         0.39

-----------------------------------------------------------------------------------------------------------------------------

Distributions
     Net investment income                                    (0.67)      (0.68)         (0.66)        (0.51)         (0.80)
     In excess of net investment income                       -----       (0.03)         -----         (0.01)         -----
     Net realized gains                                       -----       -----          -----         -----          (0.02)
     Tax return of capital                                    -----       (0.05)         -----         -----         -----
                                                              -----       -----          -----         -----         -----
         Total Distributions                                  (0.67)      (0.76)         (0.66)        (0.52)        (0.82)

-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                $9.81       $9.77          $9.93         $9.43        $10.14
                                                              =====       =====          =====         =====        ======

-----------------------------------------------------------------------------------------------------------------------------

Total Return (excludes sales charge)                           7.58%       6.35%         12.75%        (1.99%)(a)     3.75%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                              $22,101    $20,816        $22,756       $29,358       $46,632
Ratio of expenses to average net assets                         0.99%      1.02%          1.12%         1.12%(b)      1.13%
Ratio of net investment income to
     average net assets                                         6.98%      7.05%          7.62%         7.21%(b)      7.65%
Ratio of expenses to average net assets(e)                      1.63%      1.73%          1.58%         1.26%(b)         (f)
Ratio of net investment income to
     average net assets(e)                                      6.34%      6.34%          7.16%         7.07%(b)         (f)
Portfolio turnover                                                26%        25%            35%           18%           47%


(a) Not annualized.
(b) Annualized.
(c) Audited by other auditors.
(d) Effective June 5, 1995 the Victory Fund for Income Portfolio became the Fund for Income.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(f) There were no voluntary fee reductions during the period.

                            Ohio Municipal Bond Fund
                              Financial Highlights


The Financial Highlights describe the Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for the periods indicated below. These financial highlights reflect historical information about Class A Shares of the Ohio Municipal Bond Fund. The financial highlights were audited by PricewaterhouseCoopers LLP.




                                                  Year         Year         Year         Year         Year
                                                 Ended        Ended        Ended        Ended         Ended
                                                Oct. 31      Oct. 31      Oct. 31      Oct. 31       Oct. 31
                                                  1998         1997         1996         1995         1994
                                                  ----         ----         ----         ----         ----

Net Asset Value, Beginning of Period                         $11.43       $11.32       $10.33       $11.52
----------------------------------------------------------------------------------------------------------------
Investment  Activities
     Net investment income                                     0.53         0.54         0.52         0.49
     Net realized and unrealized gains
     (losses) from investments                                 0.29         0.11         1.00         (0.94)
----------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                      0.82         0.65         1.52         (0.45)
----------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                                    (0.53)       (0.54)       (0.52)        (0.49)
     In excess of net investment income                       -----        -----        (0.01)        -----
     Net realized gains                                       -----        -----        -----         (0.25)
----------------------------------------------------------------------------------------------------------------
         Total Distributions                                  (0.53)       (0.54)       (0.53)        (0.74)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $11.72       $11.43       $11.32        $10.33
----------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                           7.37%        5.87%       15.03%        (4.08%)
Ratios/Supplemental Data:

Net Assets, End of Period (000)                             $78,043      $73,463      $60,031       $57,704
Ratio of expenses to average net assets                        0.89%        0.89%        0.66%         0.51%
Ratio of net investment income to

     average net assets                                        4.60%        4.72%        4.78%         4.58%
Ratio of expenses to average net assets*                       0.99%        1.05%        0.94%         1.09%
Ratio of net investment income to
     average net assets*                                       4.50%        4.56%        4.49%         4.01%
Portfolio turnover                                               74%          81%         125%           53%


*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                             Diversified Stock Fund
                              Financial Highlights


The Financial Highlights describe the Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for the periods indicated below. These financial highlights reflect historical information about the Class A and Class B Shares of the Diversified Stock Fund. The financial highlights were audited by PricewaterhouseCoopers LLP.


                                                             CLASS B SHARES
                                                             --------------


                                                 Year Ended   Year Ended    Year Ended
                                                October 31,   October 31,   October 31,
                                                    1998         1997         1996(a)
                                                    ----         ----         -------

Net Asset Value, Beginning of Period                             $15.71        $14.18
                                                                 ------        ------
-----------------------------------------------------------------------------------------
Income from Investment Activities

         Net investment income (loss)                             (0.06)         0.07
     Net realized and unrealized gains

         (losses) on investments                                   3.85          1.57
                                                                   ----          ----
         Total from Investment Activities                          3.79          1.64
                                                                   ----          ----
Distributions
     Net investment income                                         ----         (0.07)
     In excess of net investment income                           (0.05)        (0.04)
     Net realized gains                                           (1.83)         ---
                                                                   ----          ---
         Total Distributions                                      (1.88)        (0.11)
                                                                   ----         ----
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $17.62        $15.71
                                                                 ======        ======
-----------------------------------------------------------------------------------------

Total Return (excludes sales charge)                              26.48%        26.61%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                 $30,198        $8,228
Ratio of expenses to average net assets                            2.19%         2.07%(b)
Ratio of net investment income to average                         (0.29%)        0.11%(b)
         net assets

Ratio of expenses to average net assets*                         (e)             2.08%(b)
Ratio of net investment income to average                        (e)             0.10%(b)

     net assets*
Portfolio turnover(d)                                                63%           94%



          Diversified Stock Fund
               (Continued)
                                                                          CLASS A SHARES
                                                                          --------------

                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                October 31,   October 31,   October 31,   October 31,   October 31,
                                                   1998          1997         1996(a)        1995          1994
                                                   ----          ----         -------        ----          ----


Net Asset Value, Beginning of Period                           $15.75          $13.62      $12.68        $13.39
                                                               ------          ------      ------        ------
---------------------------------------------------------------------------------------------------------------------
Income from Investment Activities

     Net investment income (loss)                                0.16            0.20        0.27          0.25
     Net realized and unrealized gains
     (losses) on investments                                     3.84            3.21        2.33          0.64
                                                                 ----            ----       -----          ----

---------------------------------------------------------------------------------------------------------------------
     Total from Investment Activities                            4.00            3.41        2.60          0.89
                                                                 ----            ----       -----          ----
---------------------------------------------------------------------------------------------------------------------
Distributions

     Net investment income                                      (0.16)          (0.19)       (0.27)        (0.23)
     In excess of net investment income                          ----            ----        (0.01)         ----
     Net realized gains                                         (1.83)          (1.09)       (1.38)        (1.37)
                                                                ------          ------       ------        ------
     Total Distributions                                        (1.99)          (1.28)       (1.66)        (1.60)
                                                                ------          ------       ------        ------

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.76         $15.75         13.62         12.68
                                                                ======         ======         ======        =====
---------------------------------------------------------------------------------------------------------------------

Total Return (excludes sales charge)                             27.96%         27.16%        23.54%         7.39%

Ratios/Supplemental Data:

       Net Assets, End of Period (000)                        $762,270       $571,153      $409,549      $263,227
Ratio of expenses to average net assets                           1.03%          1.05%         0.92%         0.89%
Ratio of net investment income to average                         0.97%          1.40%         2.11%         2.06%

     net assets


Ratio of expenses to average net assets*                         (e)             1.08%         0.95%         1.10%
Ratio of net investment income to average                        (e)             1.37%         2.07%         1.86%


     net assets*
Portfolio  turnover(d)                                              63%            94%           75%          104%


*During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective March 1, 1996, the Diversified Stock Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
(b)  Annualized.
(c) Represents total return for the Diversified Stock Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return of the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.
(d) Portfolio turnover is calculated on the basis of the Diversified Stock Fund as a whole without distinguishing between the classes of shares issued.
(e) There were no voluntary fee reductions during the period.

                             Opportunity Value Fund
                              Financial Highlights

The Financial Highlights describe the Opportunity Value Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Opportunity Value Fund for the periods indicated below. These financial highlights reflect historical information about Class A Shares of the Victory Special Growth Fund, the predecessor to the Victory Opportunity Value Fund. It is expected that after the reorganization of Gradison Funds into Victory Funds, the Victory Opportunity Value Fund will adopt the financial information of the Gradison Opportunity Value Fund. The financial highlights were audited by PricewaterhouseCoopers LLP.


                                       Year          Year          Year       Six Months       Year        Jan. 11,
                                       Ended         Ended         Ended         Ended         Ended     1994 through
                                     Oct. 31,      Oct. 31,       Oct. 31       Oct. 31      Apr. 30,      Apr. 30,
                                       1998          1997          1996         1995(d)       1995(d)       1994(a)
                                       ----          ----          ----         -------       -------       -------

Net Asset Value, Beginning of                      $14.14        $11.81          $10.54         $9.82        $10.00
Period

-----------------------------------------------------------------------------------------------------------------------

Investment  Activities
     Net investment income                          (0.13)        (0.07)            ---          0.02         (0.01)
     Net realized and unrealized
gains
     (losses) from investments                       2.93          2.40            1.27          0.72         (0.17)

-----------------------------------------------------------------------------------------------------------------------

     Total from Investment                           2.80          2.33            1.27          0.74         (0.18)
Activities

-----------------------------------------------------------------------------------------------------------------------

Distributions
     Net investment income                           ---            ---            ---          (0.02)          ---
     In excess of net investment                     ---            ---            ---            ---           ---
                                                     ---            ---            ---            ---           ---
income
     Net realized gains                            (0.65)           ---            ---            ---           ---
                                                   ------           ---            ---            ---           ---
         Total Distributions                       (0.65)           ---            ---          (0.02)          ---

-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $16.29         $14.14         $11.81         $10.54         $9.82
                                                  ======         ======         ======         ======         =====

-----------------------------------------------------------------------------------------------------------------------

Total Return (excludes sales                       20.62%         19.73%         12.05%(b)       7.51%         (1.80%)(b)
                                                   ======         ======        =========
charge)
Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $104,565        $87,837       $54,335        $20,796        $30,867
Ratio of expenses to average net                     1.38%          1.47%         0.65%(c)       1.04%          0.82%(c)
assets
Ratio of net investment income to
     average net assets                             (0.93%)        (0.62%)       (0.13%)(c)      0.17%         (0.27%)(c)
Ratio of expenses to average net                      (f)           1.51%         1.40%(c)       1.35%          1.47%(c)
assets(e)
Ratio of net investment income to
     average net assets(e)                            (f)          (0.66%)       (0.88%)(c)     (0.14%)        (0.92%)(c)
Portfolio turnover                                   195%            152%           54%           102%            61%




(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(f) There were no voluntary fee reductions during the period.

                            International Growth Fund
                              Financial Highlights


The Financial Highlights describe the Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for the periods indicated below. These financial highlights reflect historical information about the Class A and Class B Shares of the International Growth Fund. The financial highlights were audited by PricewaterhouseCoopers LLP.


                                                             CLASS B SHARES
                                                             --------------

                                                   Year           Year           Year
                                                  Ended          Ended           Ended
                                               October 31,    October 31,     October 31,

                                                   1998           1997          1996(a)
                                                   ----           ----          -------



Net Asset Value, Beginning of Period                            $12.93           $12.79
                                                                ------           ------
--------------------------------------------------------------------------------------------
Income from Investment Activities
     Net investment income (loss)                                (0.06)             ---
     Net realized and unrealized gains

         (losses) on investments and                              0.65             0.14
                                                                  ----             ----
         foreign currencies

--------------------------------------------------------------------------------------------
     Total from Investment Activities                             0.59             0.14
                                                                  ----             ----
--------------------------------------------------------------------------------------------
Distributions
     Net investment income                                         ---              ---
     Net realized gains                                          (0.45)             ---
     Tax return of capital                                         ---              ---
     Total Distributions                                         (0.45)             ---
                                                                 ------             ---
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $13.07           $12.93
                                                                ======           ======
--------------------------------------------------------------------------------------------

Total Return (Excludes Sales Charge)                              4.68%            4.89%(c)

Ratios/Supplemental Data
Net Assets, End of Period (000)                                   $184             $118
Ratio of expenses to average net assets                           3.07%            2.91%(d)
Ratio of net investment income

     (loss) to average net assets                                (0.68)%          (0.10)%(d)
Ratio of expenses to average net assets *                        10.01%            6.46%(d)

Ratio of net investment loss to average
     net assets *                                                (7.62)%          (3.65)%(d)
Portfolio turnover(e)                                              116%             178%



          International Growth Fund
               (continued)

                                                                           CLASS A SHARES
                                                                           --------------

                                                   Year           Year            Year           Year          Year
                                                  Ended          Ended           Ended           Ended        Ended
                                               October 31,    October 31,     October 31,     October 31,  October 31,
                                                   1998           1997          1996(e)         1995(b)        1994
                                                   ----           ----          -------         -------        ----


Net Asset Value, Beginning of Period                            $13.01           $12.33          $13.32       $11.93
                                                                ------           ------          ------       ------
------------------------------------------------------------------------------------------------------------------------
Income from Investment Activities
     Net investment income (loss)                                 0.09             0.08           (0.05)       (0.01)
     Net realized and unrealized gains

         (losses) on investments and                              0.67             0.62           (0.42)        1.40
                                                                  ----             ----           ------        ----
         foreign currencies

------------------------------------------------------------------------------------------------------------------------
     Total from Investment Activities                             0.76             0.70           (0.37)        1.39
                                                                  ----             ----           ------        ----
------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                                       (0.01)           (0.02)           ---
     Net realized gains                                          (0.45)             ---           (0.55)
     Tax return of capital                                         ---              ---           (0.07)
                                                                                                  ------
     Total Distributions                                         (0.46)           (0.02)          (0.62)
                                                                 ------           ------          ------      ------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $13.31           $13.01         $12.33       $13.32
                                                                 ======           ======         =======      ======
------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                               6.04%            5.65%         (2.50%)      11.65%
Ratios/Supplemental Data
Net Assets, End of Period (000)                                $106,189         $121,517       $106,477      $81,307
Ratio of expenses to average net assets                            1.69%            1.73%          1.53%        1.48%
Ratio of net investment income
     (loss) to average net assets                                  0.63%            0.64%          0.75%       (0.51%)
Ratio of expenses to average net assets *                          1.69%            1.75%          1.65%        1.83%
Ratio of net investment loss to average

     net assets *                                                  0.63%            0.62%           0.63%       (0.86%)
Portfolio turnover(e)                                               116%             178%            68%           51%


*During the period,  certain fees were  voluntarily  reduced  and/or reimbursed.
 If such voluntary fee reductions

and/or reimbursements had not occurred, the ratios would have been as indicated.
a) Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
b) Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the Fund. Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.

c) Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 1.11%.

d)   Annualized.
e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

LOGO(R)
Victory Funds


================================================================================
If you would like a free copy of any of the following reports or would like to request other information regarding the Funds, you can call or write the Funds or a financial agent such as McDonald Investments Inc.

Statement of Additional Information (SAI): Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this prospectus.

Annual and Semi-annual Reports: Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

How to Obtain Information:


By telephone: Call Gradison-McDonald at 800-869-5999 or Victory Funds at 800-539-FUND. You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

By mail: Write:   The Victory Funds         or       Gradison-McDonald
                  P. O. Box 8527                     580 Walnut Street
                  Boston, MA  02266-8527             Cincinnati, OH  45202


You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov.

The securities described in this prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

****If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND.****


(R)PRINTED ON RECYCLED PAPER


VF-CLG-PRO (     /99)

SEC File Number 811-4852

                                        STATEMENT OF ADDITIONAL INFORMATION

                                              THE VICTORY PORTFOLIOS

Balanced Fund                           International Growth Fund                   Ohio Municipal Money Market Fund
Convertible Securities Fund             Investment Quality Bond Fund                Ohio Regional Stock Fund
Diversified Stock Fund                  Lakefront Fund                              Opportunity Value Fund
Federal Money Market Fund               LifeChoice Conservative Investor Fund       Prime Obligations Fund
Financial Reserves Fund                 LifeChoice Growth Investor Fund             Real Estate Investment Fund
Fund for Income                         LifeChoice Moderate Investor Fund           Special Value Fund
Government Mortgage Fund                Limited Term Income Fund                    Stock Index Fund
Growth Fund                             National Municipal Bond Fund                Tax-Free Money Market Fund
Institutional Money Market Fund         New York Tax-Free Fund                      U.S. Government Obligations Fund
Intermediate Income Fund                Ohio Municipal Bond Fund                    Value Fund

                             _____________ ___, 1999

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses of The Victory Portfolios listed below (individually, a "Prospectus," and collectively, the "Prospectuses") as amended or supplemented from time to time. The Prospectuses are dated as follows:

March 1, 1998:     Financial   Reserves  Fund,   Fund  for  Income  (Class  A),
                   Government  Mortgage Fund,  Institutional Money Market Fund,
                   Intermediate  Income  Fund,  Investment  Quality  Bond Fund,
                   Lakefront Fund, Limited Term Income Fund, National Municipal
                   Bond Fund, New York Tax-Free Fund,  Ohio Municipal Bond Fund
                   (Class  A),  Ohio   Municipal   Money  Market  Fund,   Prime
                   Obligations  Fund,  Tax-Free  Money  Market  Fund  and  U.S.
                   Government Obligations Fund.

March 23, 1998:    Convertible  Securities  Fund,  Federal  Money  Market Fund,
                   LifeChoice   Conservative  Investor  Fund,  LifeChoice Growth
                   Investor Fund and LifeChoice Moderate Investor Fund.

March 1, 1998 as   Balanced  Fund,  Diversified  Stock Fund  (Class A),  Growth
supplemented       Fund,  International Growth Fund (Class A and Class B), Ohio
August 1, 1998:    Regional  Stock Fund,  Special  Growth Fund (Class A) (to be
                   renamed  Opportunity Value Fund, as described herein),  Real
                   Estate Investment Fund, Special Value Fund, Stock Index Fund and Value Fund.

________ __,       Diversified Stock Fund (Class G), Fund for Income (Class G),
1999:              International  Growth Fund (Class G),  Ohio  Municipal  Bond
                   Fund (Class G) and Opportunity Value Fund (Class G)


This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O Box 8527, Boston, MA 02266-8527, or by calling toll free 800-539-FUND or 800-539-3863.

INVESTMENT ADVISER and                  DIVIDEND DISBURSING AGENT
SUB-ADMINISTRATOR                       and SERVICING AGENT
Key Asset Management Inc.               Boston Financial Data Services, Inc.

ADMINISTRATOR and DISTRIBUTOR           CUSTODIAN
BISYS Fund Services                     Key Trust Company of Ohio, N.A.

TRANSFER AGENT                          INDEPENDENT ACCOUNTANTS
State Street Bank and Trust Company     PricewaterhouseCoopers LLP

                                         COUNSEL
                                         Kramer Levin Naftalis & Frankel LLP

Table of Contents

INVESTMENT POLICIES AND LIMITATIONS............................................

FUNDAMENTAL RESTRICTIONS OF THE FUNDS..........................................
NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS......................................
INSTRUMENTS IN WHICH THE FUNDS CAN INVEST......................................
     Year 2000 Risk............................................................
     Eligible Securities for Money Market Funds................................
     U.S. Corporate Debt Obligations...........................................
     Temporary Defensive Measures -- Short-Term Obligations....................
     Short-Term Corporate Obligations..........................................
     Demand Features...........................................................
     Bankers' Acceptances......................................................
     Certificates of Deposit...................................................
     Eurodollar Certificates of Deposit........................................
     Yankee Certificates of Deposit............................................
     Eurodollar Time Deposits..................................................
     Canadian Time Deposits....................................................
     Commercial Paper..........................................................
     International Bonds.......................................................
     Foreign Debt Securities...................................................
     Repurchase Agreements.....................................................
     Reverse Repurchase Agreements.............................................
     Short-Term Funding Agreements.............................................
     Variable Amount Master Demand Notes.......................................
     Variable Rate Demand Notes................................................
     Variable and Floating Rate Notes..........................................
     Extendible Debt Securities................................................
     Receipts..................................................................
     Zero-Coupon Bonds.........................................................
     High-Yield Debt Securities................................................
     Loans and Other Direct Debt Instruments...................................
     Securities of Other Investment Companies..................................
     U.S. Government Obligations...............................................
     Municipal Securities......................................................
     Ohio Tax-Exempt Obligations...............................................
     Municipal Lease Obligations...............................................
     Lower-Rated Municipal Securities..........................................
     Federally Taxable Obligations.............................................
     Refunded Municipal Bonds..................................................
     When-Issued Securities....................................................
     Delayed-Delivery Transactions.............................................
     Mortgage-Backed Securities................................................
          In General...........................................................
          U.S. Government Mortgage-Backed Securities...........................
          GNMA Certificates....................................................
          FHLMC Securities.....................................................
          FNMA Securities......................................................
          Collateralized Mortgage Obligations..................................
          Non-Government Mortgage-Backed Securities............................
     Asset-Backed Securities...................................................
     Futures and Options.......................................................

          Futures Contracts....................................................
          Restrictions on the Use of Futures Contracts.........................
          Risk Factors in Futures Transactions.................................
          Options..............................................................
          Puts.................................................................
          Illiquid Investments.................................................
          Restricted Securities................................................
          Securities Lending Transactions......................................
     Short Sales Against-the-Box...............................................
     Investment-Grade and High Quality Investments.............................
     Participation Interests...................................................
     Warrants..................................................................
     Convertible Securities....................................................
     Synthetic Securities......................................................
     Refunding Contracts.......................................................
     Standby Commitments.......................................................
     Foreign Investments.......................................................
     Miscellaneous Securities..................................................
     Additional Information Concerning Ohio Issuers............................
     Additional Information Concerning New York Issuers........................

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS.........................

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS..................

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS
AND THE TAX-FREE BOND FUNDS....................................................

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.........................

PERFORMANCE OF THE MONEY MARKET FUNDS..........................................

PERFORMANCE OF THE NON-MONEY MARKET FUNDS......................................

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION......................

DIVIDENDS AND DISTRIBUTIONS....................................................

TAXES..........................................................................

TRUSTEES AND OFFICERS..........................................................

ADVISORY AND OTHER CONTRACTS...................................................

ADDITIONAL INFORMATION.........................................................

APPENDIX.......................................................................

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 36 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the 36 separate investment portfolios. The following Funds are non-diversified: the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, New York Tax-Free Fund, National Municipal Bond Fund and Real Estate Investment Fund. All other Funds are diversified mutual funds.

This Statement of Additional Information (the "SAI") relates to the shares of 30 of the 36 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.


The Victory Portfolios:

------------------------------------- ---------------------------------------- ---------------------------------------
Balanced Fund                         International Growth Fund                Ohio Municipal Money Market Fund
     Class A Shares                        Class A Shares                           Class A Shares
     Class B Shares                        Class G Shares
                                                                               Ohio Regional Stock Fund
Convertible Securities Fund           Investment Quality Bond Fund                  Class A Shares
     Class A Shares                        Class A Shares                           Class B Shares

Diversified Stock Fund                Lakefront Fund                           Opportunity Value Fund/*/
     Class A Shares                        Class A Shares                           Class A Shares
     Class B Shares                                                                 Class G Shares
     Class G Shares                   LifeChoice Conservative Investor Fund
                                           Class A Shares                      Prime Obligations Fund
Federal Money Market Fund                                                           Class A Shares
     Select  Shares                   LifeChoice Moderate Investor Fund
     Investor Shares                       Class A Shares                      Real Estate Investment Fund
                                                                                    Class A Shares
Financial Reserves Fund
     Class A Shares                   LifeChoice Growth Investor Fund
                                           Class A Shares                      Special Value Fund
Fund for Income                                                                     Class A Shares
     Class A Shares                   Limited Term Income Fund                      Class B Shares
     Class G Shares                        Class A Shares
                                                                               Stock Index Fund
Government Mortgage Fund              National Municipal Bond Fund                  Class A Shares
     Class A Shares                        Class A Shares
                                           Class B Shares                      Tax-Free Money Market Fund
Growth Fund                                                                         Class A Shares
     Class A Shares                   New York Tax-Free Fund
                                           Class A Shares                      U.S. Government Obligations Fund
Institutional Money Market Fund            Class B Shares                           Select Shares
     Select Shares                                                                  Investor Shares
     Investor Shares                  Ohio Municipal Bond Fund
                                           Class A Shares                      Value Fund
Intermediate Income Fund                   Class G Shares                           Class A Shares
     Class A Shares
------------------------------------- ---------------------------------------- ---------------------------------------

----------------
/*/ This Fund is currently known as the "Special Growth" Fund. After the reorganization described in this SAI at "Purchasing Shares -- Class G Shares -- The Gradison Fund Reorganization," the Special Growth Fund will change its name to the "Opportunity Value" Fund.

INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

The LifeChoice Funds.

The LifeChoice Conservative Investor Fund, LifeChoice Growth Investor Fund and LifeChoice Moderate Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.")

The Investment Company Act of 1940, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940
Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

Because of their investment objectives and policies, the LifeChoice Funds will concentrate (i.e., invest 25% or more of their total assets) in the mutual fund industry. In addition, a LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equalling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments," below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.


The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Real Estate Investment Fund, Special Growth Fund (to be renamed the Opportunity Value Fund), Special Value Fund and Value Fund.


Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the Funds pay relating to Other Portfolio shares.

The LifeChoice Funds may invest in the following Other Portfolios: the PBHG Growth Fund, the Neuberger&Berman Genesis Fund and the Loomis Sayles Bond Fund.

Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. To the extent that a LifeChoice Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. Government. These instruments are described below in the following section of this SAI describing the permissible investments of the Proprietary Portfolios.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

Defined Terms. All capitalized terms listed in a Fund's Investment Policies and Limitations section referring to permissible investments are described in the section "Instruments in Which the Funds Can Invest."

The following terms are used throughout the Investment Policies and Limitations sections.
         S&P:  Standard & Poor's
         Moody's:  Moody's Investors Service, Inc.
         NRSRO:  Nationally recognized statistical ratings organization

FUNDAMENTAL RESTRICTIONS OF THE FUNDS

1.  Senior Securities

No Fund (except the  Convertible  Securities  Fund and the Federal  Money Market
Fund) may:

Issue any senior security (as defined in the 1940 Act), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.  Underwriting

The Funds may not:

Underwrite securities issued by others, except to the extent that a Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.  Borrowing

The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3 % of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

The Financial Reserves Fund, Institutional Money Market Fund and the LifeChoice Funds may not:

Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund for Income may not:

Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

The National Municipal Bond Fund may not:

Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Ohio Municipal Money Market Fund may:

(a) Borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.  Real Estate

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The National Municipal Bond Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Financial Reserves Fund may not:

Buy or sell real estate, commodities, or commodities (futures) contracts.

The Institutional Money Market Fund may not:

Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Intermediate Income Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Ohio Municipal Money Market Fund will not:

Purchase or sell real estate, although it may invest in Ohio Municipal Securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

The Real Estate Investment Fund may not:

Purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:


Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.


5.  Lending

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Opportunity Value Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S.
Government Obligations Fund and Value Fund may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

The Fund for Income may not:

Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The New York Tax-Free Fund may not:

Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not:

Lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

The LifeChoice Funds may not:

Lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.  Commodities

The Diversified Stock Fund, Government Mortgage Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Real Estate Investment Fund, Stock Index Fund and Tax-Free Money Market Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free Fund and Ohio Municipal Money Market Fund may not:

Purchase or sell commodities or commodity contracts.

The Balanced Fund, Growth Fund, Special Value Fund, U.S. Government Obligations Fund and Value Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Fund for Income may not:

Purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The National Municipal Bond Fund may not:

Purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).


The Convertible Securities Fund and the Federal Money Market Fund may not:

Deal in commodities or commodity contracts.

7.  Joint Trading Accounts

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Participate on a joint or joint and several basis in any securities trading account.

8.  Diversification


The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Special Value Fund, Stock Index Fund, U.S. Government Obligations Fund and Value Fund may not:


With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Prime Obligations Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.)

The New York Tax-Free Fund may not:

Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The National Municipal Bond Fund:

To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes. (For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

The Ohio Municipal Money Market Fund will limit:

With respect to 75% of the Fund's total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund is also subject to certain diversification requirements.

The Tax-Free Money Market Fund may not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer.

The Fund for Income may not:


Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 75% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.


The Convertible Securities Fund and the Federal Money Market Fund may not:

As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

9.  Concentration

The Balanced Fund, Diversified Stock Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Prime Obligations Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Tax-Free Money Market Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Ohio Municipal Bond Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The National Municipal Bond Fund may not:

Purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by non-governmental entities within the same industry shall be subject to this industry limitation.

The Ohio Municipal Money Market Fund will not:

Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Real Estate Investment Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries. Notwithstanding the foregoing, the Fund will concentrate its investments in securities in the real estate industry.

The New York Tax-Free Fund may not:


With respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days.


The Opportunity Value Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Fund for Income and New York Tax-Free Fund may not:

Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Federal Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations. The Federal Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

10.  Miscellaneous

         a.  Tax-exempt income

The Ohio Municipal Money Market Fund may not:

Invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

         b.  Use of assets as security

The Fund for Income may not:

Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by its fundamental restriction on borrowing, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

         c. Investing to influence management or to exercise control.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

The LifeChoice Funds may not:

Make investments for the purpose of exercising control or management (but this shall not prevent a Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

         d. Margin purchases and short selling.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase securities on margin or sell securities short.

         e. Securities of other investment companies.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

         f.  Restricted Securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest more than 15% of any of the Convertibles Securities Funds' net assets or more than 10% of the Federal Money Market Fund's net assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of 7 days.

NON-FUNDAMENTAL RESTRICTIONS

1.  Illiquid Securities

The Balanced Fund, Diversified Stock Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Asset Management Inc., the Trust's investment adviser ("KAM" or the "Adviser") determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund may not:

Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Restricted Securities shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.  Short Sales and Purchases on Margin

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves Fund and Institutional Money Market Fund may not:

1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

2. Make short sales of securities.

The Fund for Income and New York Tax-Free Fund may not:

Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund may not:

1. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not:

Sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice Funds and the Opportunity Value Fund:

Do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.  Other Investment Companies

The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Institutional Money Market Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Prime Obligations Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may:

Invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, the Funds may invest in the other money market funds of the Trust. Each Fund will waive the portion of its fee attributable to the assets of each Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Funds are registered for sale.

The Funds (except for the LifeChoice Funds) may not:

Purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

The National Municipal Bond Fund may not:

Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not:

Invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.  Miscellaneous

         a.  Investment grade obligations

The National Municipal Bond Fund, New York Tax-Free Fund and Ohio Municipal Bond Fund may not:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

         b.  Concentration

The Fund for Income may not:

With respect to non-municipal bond investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry.

         c.  Diversification.

The Convertible Securities Fund and the Federal Money Market Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any one issuer (except in securities of the United States Government, its agencies or its instrumentalities) if as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 of the 1940 Act permits the Federal Money Market Fund to invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.

         d. Foreign issuers.


The Convertible Securities Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.


         e. Unseasoned issuers.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).

         f. Pledge of assets.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

         g. Portfolio securities owned by Trustees and officers.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase or retain the securities of any issuer if those officers and Trustees of the Funds, or of its Investment Adviser, who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer.

         h.  Federal Money Market Fund.


The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.


         i.  The LifeChoice Funds


The LifeChoice Funds may not participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions of Certain Underlying Portfolios of the LifeChoice Funds

Notwithstanding the foregoing restrictions, the Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of the Proprietary Portfolios are set forth in this SAI and the investment restrictions of the Other Portfolios are set forth in their respective statements of additional information.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The following tables list some of the types of securities each of the Funds may choose to purchase under normal market conditions. Unless otherwise stated, the indicated percentage relates to a Fund's total assets that may be committed to the stated investment. Permissible investments for the three LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Funds' Prospectus dated March 23, 1998.

                     Investments common to all of the Funds
                     (except the Federal Money Market Fund)
  ----------------------------------------------- ----------------------------
                            Borrowing from Banks      o 5%
  ----------------------------------------------- ----------------------------
  ----------------------------------------------- ----------------------------
                     Reverse Repurchase Agreements    o 33 1/3%
  ----------------------------------------------- ----------------------------
  ----------------------------------------------- ----------------------------
                   When-Issued and Delayed Delivery   o 33 1/3%
  ----------------------------------------------- ----------------------------

Money Market Funds/1/

----------------------------------------------------------------------------------------------------------------------

Commercial Paper   o    No limit:  Financial Reserves,        Short-Term         10% of net assets:
                        Institutional Money Market, Prime     Funding            Financial Reserves,
                        Obligations, U.S. Government          Agreements         Institutional Money Market,
                        Obligations                                              Prime Obligations

                   o    No limit/up to 20% taxable:
                        Ohio Municipal Money Market,
                        Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------



-----------
/1/       The Federal Money Market Fund, Financial Reserves Fund,  Institutional
          Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations
          Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund.


                                       16


------------------ ------------------------------------------ ------------------ -------------------------------------
Repurchase         o    No limit:  Federal Money              U.S. Government    o    No limit:  Federal Money
Agreements              Market, Financial Reserves,           Securities              Market, Financial Reserves,
                        Institutional Money Market, Prime                             Institutional Money Market,
                        Obligations                                                   Prime Obligations

                   o    No limit, collateralized by                              o    Only direct U.S. Treasury
                        U.S. Treasurys:  U.S. Government                              Obligations:  U.S. Government
                        Obligations                                                   Obligations

                   o    20%:  Ohio Municipal Money                               o    20%:  Ohio Municipal Money
                        Market                                                        Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Certificates of    o    No limit:  Financial Reserves,        Restricted         o    No limit:  Financial
Deposit                 Institutional Money Market, Prime     Securities              Reserves, Institutional Money
                        Obligations                                                   Market, Prime Obligations

                   o    20%:  Ohio Municipal Money                               o    No limit/20% taxable:
                        Market, Tax-Free Money Market                                 Ohio Municipal Money Market,
                                                                                      Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Master Demand      o    No limit:    Financial                Time Deposits      o    No limit:  Financial
Notes                   Reserves, Institutional Money                                 Reserves, Institutional Money
                        Market, Prime Obligations                                     Market, Prime Obligations

                   o    20%:  Ohio Municipal Money                               o    20%:  Ohio Municipal Money
                        Market, Tax-Free Money Market                                 Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Tax and Bond       o    No limit:  Ohio Municipal Money       Variable and       o    No limit:  Federal Money
Anticipation            Market, Tax-Free Money Market         Floating Rate           Market, Financial Reserves,
Notes                                                         Securities              Institutional Money Market,
                                                                                      Ohio Municipal Money Market,
                                                                                      Prime Obligations, Tax-Free
                                                                                      Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Tax-Exempt         o    No limit:  Financial Reserves,       Eurodollar         o    25%:  Financial Reserves,
Commercial Paper        Ohio Municipal Money Market, Prime   Obligations             Institutional Money Market,
                        Obligations Tax-Free Money Market                            Tax-Free Money

                                                                                o    20%:  Ohio Municipal Money
                                                                                     Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Zero Coupon Bonds  o    No limit:  Financial Reserves,        Mortgage-Backed    o    No limit:  Financial
                        Institutional Money Market, Prime     Securities              Reserves, Institutional Money
                        Obligations                                                   Market, Prime Obligations

                   o    No limit/only U.S. Treasurys:                            o    No limit/only U.S. Treasurys:
                        U.S. Government Obligations                                   U.S. Government Obligations

                   o    No limit/tax-exempt:  Ohio                               o    No limit/tax-exempt:  Ohio
                        Municipal Money Market, Tax-Free                              Municipal Money Market,
                        Money Market                                                  Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------


                                       17


------------------ ------------------------------------------ ------------------ -------------------------------------
Illiquid           o    10% of net assets:  Financial         Securities of      o    With respect to 75%, no
Securities              Reserves, Institutional Money         Any One Issuer          more than 5%:  Ohio Municipal
                        Market, Ohio Municipal Money                                  Money Market
                        Market, Prime Obligations, Tax-Free
                        Money Market                                             o    5%:  Financial Reserves, ,
                                                                                      Institutional Money Market
                                                                                      Prime Obligations, Tax-Free
                                                                                      Money Market, U.S. Government
                                                                                      Obligations
------------------ ------------------------------------------ ------------------ -------------------------------------
Securities         o    33 1/3%: Financial Reserves,          Investment         o    5% in any one mutual fund
Lending                 Institutional Money Market, Prime     Company
                        Obligations, U.S. Government          Securities         o    3% of the assets of any
                        Obligations                                                   one mutual fund

                   o    None: Ohio Municipal Money                               o    10% in combined mutual
                        Market, even though Fundamental                               fund holdings
                        Restriction No. 7 permits the Fund
                        to lend portfolio securities.                            All Money Market Funds except the
                                                                                 Federal Money Market Fund.
------------------ ------------------------------------------ ------------------ -------------------------------------



Investments common to all of the Municipal Bond Funds/2/

----------------------------------------------------------------------------------------------------------------------
Revenue Bonds      o    No      Resource        o   No        Illiquid       o  15%     General           o   No
                        limit   Recovery Bonds      limit     Securities        of      Obligation Bonds      limit
                                                                                net
                                                                               assets
------------------ ----------- --------------- ------------ --------------- ----------- ------------------ -----------
Zero Coupon Bonds  o    No     Refunding       o    No      Municipal       o    30%    Tax-Exempt         o    No
                        limit  Contracts            limit   Lease                       Commercial Paper        limit
                                                            Obligations
------------------ ----------- --------------- ------------ --------------- ----------- ------------------ -----------
Tax, Revenue and   o    No     Lower-Rated     o    5%      U.S.            o    20%    Variable and       o    No
Bond                    limit  Municipal                    Government                  Floating Rate           limit
Anticipation                   Securities                   Securities                  Securities
Notes
------------------ ----------- --------------- ------------ --------------- ----------- ------------------ -----------
Asset-Backed       o    35%    Taxable         o    20%     Tax             o    20%    Repurchase         o    20%
Securities                     Obligations                  Preference                  Agreements
                                                            Items
------------------ ----------- --------------- ------------ --------------- ----------- ------------------ -----------
Demand Features    o    No     Mortgage-Backed o    35%     Restricted      o    No     Certificates of    o    20%
or "Puts"               limit  Securities,                  Securities           limit  Participation
                               Tax-Exempt
----------------------------------------------------------- ----------------------------------------------------------

Futures Contracts and Options on Futures Contracts          o    5% in margins and premiums; 33-1/3% subject to
                                                                 futures or options on futures

------
/2/ The National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund.

------------------------------ ---------------------------- ------------------------------ ---------------------------
Collateralized Mortgage        o    25%                     Industrial Development Bonds   o    25%
Obligations, Tax-Exempt                                     and Private Activity Bonds
------------------------------ ---------------------------- ------------------------------ ---------------------------
Investment Company Securities  o    5% in any one           Dollar Weighted Average        o    5 to 11 years:
                                    mutual fund             Maturity                            National Municipal
                                                                                                Bond
                               o    3% of the assets
                                    of any one mutual fund                                 o    5 to 15 years:
                                                                                                Ohio Municipal Bond
                               o    10% in combined
                                    mutual fund holdings                                   o    20 to 30 years:
                                                                                                New York Municipal
                                                                                                Bond
----------------------------------------------------------------------------------------------------------------------


                                  Investments common to all of the Taxable Bond Funds/3/
           ------------------------- ------------------------- ----------------------- ----------------------
           Illiquid Securities         o    15% of net           Securities Lending      o        33 1/3%
                                            assets
           ------------------------- ------------------------- ----------------------- ----------------------

                                                 Taxable Bond Funds

----------------------------------------------------------------------------------------------------------------------
U.S. Government     o    No limit:  Fund for Income,            Corporate Debt     o    No limit:  Intermediate
Securities               Intermediate Income, Investment        Obligations             Income, Investment Quality
                         Quality Bond, Limited Term Income                              Bond, Limited Term Income

                    o    20%:  Government Mortgage                                 o    35%:  Fund for Income

                                                                                   o    20%:  Government Mortgage
------------------- ------------------------------------------- ------------------ -----------------------------------
Convertible or      o    No limit:  Intermediate Income         Preferred and      o    20%:  Intermediate
Exchangeable             Fund, Investment Quality Bond,         Convertible             Income Fund, Investment
Corporate Debt           Limited Term Income                    Preferred Stock         Quality Bond, Limited Term
Obligations                                                     of U.S.                 Income
                    o    35%:  Fund for Income                  Corporations

                    o    20%:  Government Mortgage
------------------- ------------------------------------------- ------------------ -----------------------------------
Mortgage-Backed     o    No limit:  Intermediate Income         Short-Term Debt    o    No limit:  Limited Term
Securities and           Fund, Investment Quality Bond,         Obligations             Income
Collateralized           Limited Term Income
Mortgage                                                                           o    35%:  Intermediate
Obligations         o    80 to 100% (U.S. Gov't):                                       Income Fund, Investment
                         Government Mortgage Fund                                       Quality Bond

                    o    65 to 100%:  Fund for Income                              o    20% (commercial paper
                                                                                        only):  Government Mortgage
------------------- ------------------------------------------- ------------------ -----------------------------------

---------
/3/       The Fund for Income,  Government  Mortgage Fund,  Intermediate  Income
          Fund, Investment Quality Bond Fund and Limited Term Income Fund.


                                       19


------------------- ------------------------------------------- ------------------ -----------------------------------
Zero Coupon Bonds   o    20%:  Fund for Income,                 Variable and       o    No limit:  Intermediate
                         Intermediate Income, Investment        Floating Rate           Income, Investment Quality
                         Quality Bond, Limited Term Income      Securities              Bond, Limited Term Income

                    o    20% (U.S. Gov't):  Government                             o    35%:  Fund for Income
                         Mortgage
                                                                                   o    20% (U.S. Gov't):
                                                                                        Government Mortgage
------------------- ------------------------------------------- ------------------ -----------------------------------
Yankee Securities   o    20%:  Intermediate Income Fund,        Foreign            o    20%:  Intermediate
                         Investment Quality Bond, Limited       Securities              Income, Investment Quality
                         Term Income                                                    Bond, Limited Term Income
------------------- ------------------------------------------- ------------------ -----------------------------------
Receipts            o    20%:  Intermediate Income, Investment  Repurchase         o    35%:  Fund for Income,
                         Quality Bond, Limited Term Income      Agreements              Intermediate Income,
                                                                                        Investment Quality Bond,
                                                                                        Limited Term Income
                    o    20% (U.S. Gov't):  Fund for Income
                                                                                   o    20%:  Government
                                                                                        Mortgage Fund
------------------- ------------------------------------------- ------------------ -----------------------------------
Tax, Revenue and    o    No limit:  Intermediate Income,        Restricted         o    No limit:  Intermediate
Bond Anticipation        Investment Quality Bond, Limited       Securities              Income, Investment Quality
Notes                    Term Income                                                    Bond, Limited Term Income

                    o    35%:  Fund for Income                                     o    35%:  Fund for Income

                    o    20%:  Government Mortgage                                 o    20%:  Government Mortgage
------------------- ------------------------------------------- ------------------ -----------------------------------
Futures Contracts   o    5% in margins and premiums;            Dollar Weighted    o    2 to 30 years:
and Options on           33-1/3% subject to futures or          Effective               Fund for Income
Futures Contracts        options on futures:  Fund for          Average Maturity
                         Income, Intermediate Income,                              o    5 to 15 years:
                         Investment Quality Bond, Limited                               Investment Quality Bond
                         Term Income
                                                                                   o    10 years:  Government Mortgage


                                                                                   o    3 to 10 years:
                                                                                        Intermediate Income

                                                                                   o    1 to 5 years:  Limited
                                                                                        Term Income
------------------- ------------------------------------------- ------------------ -----------------------------------


                                       20


                                  Investments common to all of the Equity Funds/4/
----------------------------------------------------------------------------------------------------------------------
Illiquid Securities.         o    15% of net assets       Securities Lending          o    33 1/3%
---------------------------- ---------------------------- --------------------------- --------------------------------
Futures Contracts and        o    5% in margins and       Investment Company          o    5% in any one mutual
Options on Futures                premiums; 33-1/3%       Securities                       fund
Contracts                         subject to futures or
                                  options on futures                                  o    3% of the assets of
                                                                                           any one mutual fund

                                                                                      o    10% in combined
                                                                                           mutual fund holdings
---------------------------- -----------------------------------------------------------------------------------------
Warrants.                    o        10%: All Equity Funds (except Convertible Securities)

                             o        5%:  Convertible Securities
---------------------------- -----------------------------------------------------------------------------------------


                                                    Equity Funds
----------------------------------------------------------------------------------------------------------------------
U.S. Equity          o    80 to 100%: Diversified Stock,        Repurchase       o    35%:  Balanced, Convertible
Securities                Growth, Ohio Regional Stock, Real     Agreements            Securities International Growth,
                          Estate Investment, Special Value,                           Opportunity Value
                          Stock Index, Lakefront, Value
                                                                                 o    33 1/3%: Lakefront
                     o    65 to 100%:  Opportunity Value
                                                                                 o    20%:  Diversified Stock, Growth,
                     o    45 to 70%:  Balanced Growth                                 Ohio Regional Stock,
                                                                                      Real Estate Investment,
                     o    35%:  Convertible Securities                                Special Value, Stock Index,
                                                                                      Value
-------------------- ------------------------------------------ ---------------- -------------------------------------
Foreign Equity       o     No limit:  International Growth      Foreign Debt     o    20%:  International Growth
Securities Traded                                               Securities
on a Foreign         o     10%:  Convertible Securities                          o    10%:  Balanced
Exchange
-------------------- ------------------------------------------ ---------------- -------------------------------------

-------
/4/       The Balanced Fund,  Convertible  Securities  Fund,  Diversified  Stock
          Fund,  Growth Fund,  International  Growth Fund,  Lakefront Fund, Ohio
          Regional Stock Fund,  Opportunity  Value Fund, Real Estate  Investment
          Fund, Special Value Fund, Stock Index Fund and Value Fund.


                                       21


-------------------- ------------------------------------------ ---------------- -------------------------------------
Foreign Equity       o    No limit:  Stock Index                Options          o    25% in covered calls and
Securities Traded                                                                     puts:  Real Estate Investment
on U.S. Exchanges    o    65 to 100%:  International
                          Growth                                                 o    25% in covered calls and
                                                                                      5% in call or put options:
                     o    20%:  Real Estate Investment                                Opportunity Value

                     o    10%:  Balanced, Convertible                            o    25% in covered calls:
                          Securities, Diversified Stock,                              Balanced, Diversified Stock,
                          Lakefront, Value                                            Growth, International Growth,
                                                                                      Lakefront, Ohio Regional
                     o    5%:  Growth, Opportunity Value,                             Stock, Special Value, Stock
                          Special Value                                               Index, Value

                                                                                 o    5% in calls:  Convertible
                                                                                      Securities
-------------------- ------------------------------------------ ---------------- -------------------------------------
Preferred Stock.     o    35%:  International Growth,           Short-Term       o    35%:  Balanced,
                          Opportunity Value                     Debt                  Convertible Securities,
                                                                Obligations           International Growth,
                     o    25%:  Balanced                                              Opportunity Value

                     o    20%:  Diversified Stock,                               o    33 1/3%:  Stock Index
                          Growth, Special Value, Real Estate
                          Investment, Lakefront                                  o    20%:  Value, Diversified
                                                                                      Stock, Growth, Special Value,
                                                                                      Ohio Regional Stock, Real
                                                                                      Estate Investment, Lakefront
-------------------- ------------------------------------------ ---------------- -------------------------------------
U.S. Corporate       o    60%:  Balanced/*/                     Restricted       o    35%:  Balanced,
Debt Obligations                                                Securities            International Growth,
                     o    35%:  Convertible Securities,                               Opportunity Value
                          International Growth, Opportunity
                          Value                                                  o    20%:  Diversified Stock,
                                                                                      Growth, Lakefront, Ohio
                     o    20%:  Diversified Stock,                                    Regional Stock, Special Value,
                          Growth, Lakefront, Ohio Regional                            Stock Index, Value
                          Stock, Special Value, Value
                                                                                 o    15%:  Convertible Securities,
                                                                                      Real Estate Investment
-------------------- ------------------------------------------ ---------------- -------------------------------------
Real Estate          o    No limit:  Real Estate                Receipts         o    20%:  Diversified Stock,
Investment Trusts         Investment                                                  Growth, International Growth,
                                                                                      Lakefront, Ohio Regional
                     o    25%:  Balanced, Diversified                                 Stock, Opportunity Value, Real
                          Stock, Growth, International                                Estate Investment, Special
                          Growth, Ohio Regional Stock,                                Value, Value
                          Opportunity Value, Special Value,
                          Stock Index, Value                                     o    10%:  Balanced
-------------------- ------------------------------------------ ---------------- -------------------------------------

-------
/*/       The  Balanced  Fund  may  invest  up to  20% of its  total  assets  in asset-backed  securities,  including  securities  backed by commercial mortgages,  automobile loan receivables,  credit card receivables, and rate reduction bonds.


                                       22


-------------------- ------------------------------------------ ---------------- -------------------------------------
Convertible          o    65 to 100%:  Convertible              U.S.             o    35%:  Convertible
Securities                Securities                            Government            Securities
                                                                Securities
-------------------- ------------------------------------------ ---------------- -------------------------------------
Variable and         o    35%:  Convertible Securities          Short-Term       o    No limit:  Convertible
Floating Rate                                                   Trading               Securities, Lakefront
Securities           o    20%:  Lakefront
-------------------- ------------------------------------------ ---------------- -------------------------------------
--------------------------------------------------------------- ------------------------------------------------------
When-Issued and Delayed Delivery Securities                     o     33 1/3%:  Convertible Securities
--------------------------------------------------------------- ------------------------------------------------------
-------------------- -------------------------------------------------------------------------------------------------
U.S. Government      o    60%:  Balanced
Securities
                     o    35%:  International Growth, Opportunity Value

                     o    20%:  Diversified Stock, Growth, Lakefront, Ohio Regional Stock, Real Estate
                          Investment, Special Value, Stock Index/**/, Value
-------------------- -------------------------------------------------------------------------------------------------

The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors associated with investing in these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.


Year 2000 Risk. Like all mutual funds, the Funds could be adversely affected if the computer systems used by their service providers, including shareholder servicing agents, are unable to recognize dates after 1999. This risk may become greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or any adverse impact on the Funds.


Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the money market Funds are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but,

/**/ Only U.S. Treasury obligations. The Stock Index Fund may hold short-term Debt Obligations and may enter into Repurchase Agreements for liquidity.

at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. Corporate Debt Obligations. U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Temporary Defensive Measures -- Short-Term Obligations. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) Each Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of Deposit and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar   Certificates  of  Deposit  ("ECDs")  are  U.S.   dollar-denominated
certificates of deposit issued by branches of foreign and domestic banks located outside the United States.

Yankee Certificates of Deposit ("Yankee CDs") are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Eurodollar Time Deposits ("ETDs") are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Canadian Time Deposits ("CTDs") are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, tax-exempt commercial paper may also be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

International Bonds. International Bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International Bonds also include Canadian and Supranational Agency Bonds (e.g., International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The

Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

Repurchase Agreements.

General. Securities held by a Fund may be subject to Repurchase Agreements. Under the terms of a Repurchase Agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.


Convertible Securites Fund and Federal Money Market Fund. With respect to repurchase agreement transactions entered into by the Convertible Securities
Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.


The Funds will not enter into repurchase agreements with maturities of more than 7 days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse Repurchase Agreements. Reverse Repurchase Agreements are considered to be borrowings under the 1940 Act.

Pursuant to such agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a Reverse Repurchase Agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.


Short-Term Funding Agreements. A Fund may invest in Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The Short-Term Funding Agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a Short-Term Funding Agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a Short-Term Funding Agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


Variable Amount Master Demand Notes. Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable Amount Master Demand Note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of Variable Amount Master Demand Notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a Variable Amount Master Demand Note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes. Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation Variable Rate Demand Notes, which provide a Fund with an undivided interest in underlying Variable Rate Demand Notes held by major investment banking institutions. Any purchase of Variable Rate Demand Notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit.

Variable or Floating Rate Notes may have maturities of more than one year, as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

Extendible Debt Securities. Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Zero-Coupon Bonds. Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero-Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero-Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

High-Yield Debt Securities. High-Yield Debt Securities are lower-rated debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of High-Yield Debt Securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for High-Yield Debt Securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of High-Yield Debt Securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for High-Yield Debt Securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, High-Yield Debt Securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing High-Yield Debt Securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value High-Yield Debt Securities and a Fund's ability to sell these securities.

Since the risk of default is higher for High-Yield Debt Securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


The Convertible Securities Fund. The Convertible Securities Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Convertible Securities Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Securities Fund is not restricted from investing in the lower-rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.


Loans and Other Direct Debt Instruments. Loans and Other Direct Debt Instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct Debt Instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct Debt Instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation. See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.

U.S. Government Obligations. U.S. Government Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Municipal Securities. Municipal Securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of Municipal Securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are Municipal Securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are Municipal Securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and New York personal income tax.

Generally, Municipal Securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal Securities may include fixed, variable, or floating rate obligations. Municipal Securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of Municipal Securities are "general obligation" issues and "revenue" issues. Other categories of Municipal Securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on Municipal Securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of Municipal Securities, both within a particular category of Municipal Securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term Municipal Securities, as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term Municipal Securities also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term Municipal Securities includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of Municipal Securities. If such proposals were enacted, the availability of Municipal Securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute Municipal Securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy investment objective and policies of each Fund that invests in Municipal Securities ("Municipal Funds"). In meeting its investment policies, a Municipal Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although no Municipal Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

Ohio Tax-Exempt Obligations. As used in the Prospectus and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt


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

Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectus.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. A Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Lower-Rated Municipal Securities. No Municipal Fund currently intends to invest in lower-rated municipal securities. However, each Municipal Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Municipal Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Municipal Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.

Should a Municipal Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Fund may also consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. Government are Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of Mortgage-Backed Securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.

GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Collateralized Mortgage Obligations. Mortgage-Backed Securities in which a Fund may invest may also include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Governmental Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a Non-Governmental Mortgage-Backed Security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy Non-Governmental Mortgage-Backed Related Securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Futures and Options

Futures Contracts. A Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund may also enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.

A Fund's ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has undertaken to restrict their futures contract trading as follows: first, the Trust will not engage in transactions in futures contracts for speculative purposes; second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading; fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10%
decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Options. Each Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Opportunity Value Fund may write uncovered calls, that is, call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund may also write call options as a partial hedge against a possible stock market decline. In view of their investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Securities Fund. The Convertible Securities Fund may purchase and write (i.e., sell) call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer.

Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Special Value Fund may write put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Opportunity Value Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Opportunity Value Fund has written, however, the Opportunity Value Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Opportunity Value Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Opportunity Value Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.


Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Convertible Securities Fund may invest up to 15% of its net assets in restricted securities.


Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.


Securities Lending Transactions. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33 1/3% of total assets.


Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Convertible Securities Fund will use only warrants that are attached to the underlying securities.


Convertible Securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic Securities. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is create by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.


Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks.


The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. As of January 1, 1999, participating nations in the European Economic and Monetary Union will have introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of a Fund's foreign investments.


Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser and Indocam International Investment Services, S.A. ("IIIS"), the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and IIIS and are consistent with the investment objective and policies of the Fund.

Miscellaneous Securities. The Funds can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

Additional Information Concerning Ohio Issuers


The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.


There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years, the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


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

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriate on level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.


The BSF had a September 17, 1998 balance of over $906 million.


The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 17, 1998, $1.12 billion


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

(excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding or awaiting delivery) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding or awaiting delivery at September 17, 1998.


The State estimates that aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 17, 1998) to be approximately $27.3 million (of which $23.6 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state - wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter -authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution , staying its order to permit time for responsive corrective actions. The parties await eventual trial court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme

Court decision. A small number of the State's 612 local school districts have in any year required special assistance to avoid year -end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and 10 were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


Additional Information Concerning New York Issuers

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the New York Tax-Free Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.


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

New York State. The State's current fiscal year commenced on April 1, 1998, and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes. The State Financial Plan for the 1998-99 fiscal year was released on June 25, 1998 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The update to the State's financial projections based upon General Accepted Accounting Principles will be released on or before September 1, 1998.

1998-99 Fiscal Year State Financial Plan. The 1998-99 State Financial Plan is projected to be balanced on a cash basis, with an estimated reserve for future needs of $761 million. General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to he enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State's enacted budget includes several new multi-year tax reduction initiatives, in addition to significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund
(TSRF), a balance of $158 million in the Community Projects Fund (CPF), and a balance of $100 million in the Contingency Reserve Fund. In the event of an unanticipated General Fund cash operating deficit, the Tax Stabilization Reserve Fund (TSRF) can be used. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this SAI and those projections may be changed materially and adversely from time to time.

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. This section discusses first the General Fund and then the other governmental funds.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1998-99 fiscal year, the General Fund is expected to account for approximately 47.6 percent of total Governmental Funds disbursements and 70.1 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The following are the projected shares of General Fund receipts and disbursements: Receipts: Personal Income Tax
- 56.6%, User Taxes and Fees - 19%, Business Taxes - 13.2%, Other Taxes - 2.7%, Miscellaneous - 8.5%; Disbursements: Local Assistance - 68.4%; State Operations
- 18.2%,  Debt Service - 6.0%,  General  State Charges - 6.0%,  Capital/Other  -
1.4%.

State Fiscal Year 1998-99. The General Fund is projected to be balanced on a cash basis for the 1998-99 fiscal year. Total receipts and transfers from other funds are projected to be $37.56 billion, an increase of $3.01 billion from the


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1997-98 fiscal year. This total includes  $34.36 billion in tax receipts,  $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds. Total General Fund disbursements and transfers to the other funds are projected to be $36.78 billion, an increase of $2.43 billion from the 1997-98 fiscal year.

Projected General Fund Receipts

The discussion below summarizes the State's projections of General Fund tax revenues and other revenues for the 1998-99 fiscal year.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base.

The projected yield of the tax for the 1998-99 fiscal year is $21.24 billion, an increase of nearly $3.5 billion from reported collections in the State's 1997-98 fiscal year. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

Receipts in this category in the State's 1998-99 fiscal year are expected to total $7.14 billion, an increase of $107 million from reported results in the prior year. The sales tax component of this category account for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbate in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, the surcharge rate has been phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

Total business tax collections in the State's 1998-99 fiscal year are projected at $4.96 billion, a decline of $91 million since the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The decline results from statutory changes over the past two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to their funds. In addition, profit growth is also expected to slow in 1998.

Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate, a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion-$75 million below last


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

year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Receipts in this category in the State's 1998-99 fiscal year are expected to total $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments..


Transfer from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.


Projected General Fund Disbursements

General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid , mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

Grants  to  Local   Governments   is  the  largest   category  of  General  Fund
disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. Disbursements from this category are projected to total $25.14 billion in the 1998-99 Financial Plan, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants.

The 1998-99 budget provides $9.65 billion in support for public schools. The year-to-year increase of $769 million is comprised of partial funding for 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for other educational programs, which includes the State and City university systems, the Tuition Assistance Program, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels.

General Fund payments for Medicaid are projected to be $5.60 billion, an increase of $144 million from the prior year. Medicaid spending is projected to increase $260 million or 4.9 percent. Other social service spending is forecast to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing. Revenue sharing and other general purpose aid to local governments are projected at $837 million, an increase of approximately $37 million from 1997-98.

State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the


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

State's work force has been reduced by about ten percent and is expected to remain at its current level of approximately 191,000 persons in 1998-99.

Disbursements for State operations are projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year. This increase is primarily due to an additional payroll cycle in 1998-99, a 3.5 percent general salary increase on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

Disbursements in this category are projected to total $2.22 billion in the 1998-99 State Financial Plan, a decrease of $50 million from the 1997-98 levels. This annual decline reflects projected decreases in pension costs and Court of Claims payments, offset by modest projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General Fund sources.

Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers in support of debt service are projected to total $2.13 billion in 1998-99, an increase of $110 million from 1997-98. Transfers in support of capital projects are projected at $200 million, comparable to last year. Remaining transfers from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million.

Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.

Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts. Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund. Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

Debt Service Funds are used to account for the payment of principal and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 3.8 percent of total government fund receipts in the 1998-99 fiscal year. Receipts in these funds


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

in excess of debt service requirements may be transferred to the General Fund, Capital Projects Funds and Special Revenue Funds, pursuant to law.

In the 1998-99 fiscal year, total disbursements in this fund type are projected at $3.36 billion, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million is for transportation purposes and another $45 million is for education purposes. The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings.

Special Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

The State Financial Plan is based upon forecasts and national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely form the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


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

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Year 2000 Compliance. New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19." Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least of $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in the Y2K compliance could have a material and adverse impact upon State operations. High-property computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

Cash Basis Results for Prior Fiscal Years. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

General Fund 1995-96 through 1997-98. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budget on a cash basis, with positive fund balances as described below.

The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by Division Of the Budget of approximately $2.04 billion. The cash surplus was derived primarily from higher-than anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund closing fund balance was $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds totaled $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

The State ended its 1996-97 fiscal year with the General Fund in balance on a cash basis, with a cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower than expected spending for social services programs.


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

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

The State ended its 1995-96 fiscal year with a General Fund cash surplus of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

The General Fund closing balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.


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

Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

GAAP-Basis   Results  for  Prior  Fiscal  Years.  The  Comptroller   prepares  a
comprehensive annual financial report on the basis of generally accepted accounting principles ("GAAP") for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.

The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

The State reported a General Fund operating surplus of $1.93 million for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year surplus reflects several major factors, including the cash-basis surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by a $244 million increase payable to local governments.

Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislative increases in receipts from the Medicaid Malpractice Insurance Association and from medical provider assessments.

Expenditures increased $830 million (2.6 percent) from the prior fiscal year with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

Net other financing sources increased $475 million (62.6 percent) due primarily to bond proceeds provided by the Dormitory Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

An operating surplus of $65 million was reported for Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of


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

increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted from the General Fund to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million, and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus was caused by several factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services programs and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.


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

Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

Special Revenue, Debt Services and Capital Projects Fund Types

An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

Debt Service Funds ended the 1995-96 fiscal year with an operation surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased to $299 million, due primarily to increases in patient reimbursement revenues.

An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health an environmental projects. Net other financing sources increased by $577 million as a result of an increase in proceeds from financing arrangements.

Economics and Demographics. This section presents economic information about the State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data analysis may be interpreted differently, according to the economist or other expert consulted.

The State Financial Plan is based upon a February 1998 projection by DOB of national and State economic activity. The information in this section and in tables below summarize the economic outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16 1/2 million jobs have been added nationally.
Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

DOB forecasts that national economic growth will be quite strong in the first half of calendar 1998, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1998 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1998 is projected to be moderate at 2.8 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to reach its lowest annual rate since the 1960's at about 1.6 percent due to improved productivity, foreign competition and low energy and commodity costs. Personal income and wages are projected to increase by 5.3 percent and 6.3 percent respectively.


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

The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, employment growth in the State is expected to be up from the 1997 rate. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

The forecast for continued growth, and any resultant impact on the State's 1998-99 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York. and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


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

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

Economic and Demographic Trends. In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the state has risen more slowly than the national average since 1988.

Total State nonagricultural employment has declined as a share of national nonagricultural employment.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

                       DEBT AND OTHER FINANCING ACTIVITIES

Legal Categories of State Debt and Other Financings

State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

General Obligations and State-Guaranteed Financing

There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.


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

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees.
State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

In February 1997, the Job Development Authority (JDA) issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

Lease-Purchases and Contractual-Obligation Financing

The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Moral Obligation and Other Financing

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State


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also expended  additional funds to assist the Project Finance Agency,  the Urban
Development Corporation ("UDC") and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York ("NYC MAC") was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds expected to be issued by Troy MAC do not include the moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds formerly issued by the New York State Medical Care Facilities Finance Agency ("MCFFA") and now issued by the Dormitory Authority of the State of New York ("DASNY") in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

1998-99 Borrowing Plan

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1998-99 fiscal year. Information on the State's five year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


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The State expects to issue $528 million in general  obligation  bonds (including
$154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that
approximately   $191  million  will  be  issued  to  finance  agency   equipment
acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refunds and other adjustments in 1998-99. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, mental health and educational facilities and ; new facilities for the Office of the State Comptroller and the New York State and Local Retirement Systems; and for parking facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison, youth and sports facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) the Environmental Facilities Corporation ("EFC") and the Energy Research and Development Authority (ERDA). This includes an estimated $225 million to be issued for the Community Enhancement Facilities Assistance Program for economic development purposes, consisting of sports facilities, cultural institutions, transportation, infrastructure, and other community facility projects. In addition, the Legislature authorized four public authorities (Thruway Authority, DASNY, UDC and HFA) to issue bonds to finance a total of $425 million of projects under this program.

Outstanding Debt of the State and Certain Authorities

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated-tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

State-Supported Debt Outstanding

General Obligation Bond Programs

The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The amount of general obligation bonds and BANs issued in the 1995-96 through 1997-98 fiscal years (excluding bonds issued to redeem BANs) were $333 million, $439 million, and $486 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally- sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1998, the total amount of outstanding general obligation debt was $5.03 billion, including $294 million in BANs.

Lease-Purchase and Contractual-Obligation Financing Programs

The    second    type    of    State-supported    debt,    lease-purchase    and
contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.


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The State has  utilized  and expects to continue to utilize  lease-purchase  and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Some of the major capital programs financed by lease-purchase and contractual obligation agreements are highlighted below.

Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs from rail and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Legislation enacted in 1996 authorized a five-year, $12.7 billion plan for State and local highways and bridges through 1999-2000, to be financed by a combination of federal grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and a small amount of general obligation bonds remaining under previous authorizations. The 1998-99 enacted budget increased this plan to $13 billion.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program.

Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with the DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees.

Mental Hygiene/Health. The State provides care for its citizens with mental illness, mental retardation, and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD) and the Office of Alcoholism and Substance Abuse Services (OASAS). Historically, this care has been provided at large State institutions. Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD has closed 12 of its 20 developmental centers. OMH has reduced its adult institutional population from 22,000 in 1982 to 5,825 at the end of 1997-98.

In 1997, OMH released a "Statewide Comprehensive Plan for Mental Health Services 1997-2001." The plan presents the programmatic and fiscal strategy of implementing an integrated community-based system of care, de-emphasizing State adult inpatient hospitalization. It estimates that the State-operated adult inpatient census will decline to a range of 3,700 to 4,700 by the end of the decade. As OMH approaches its long-term census targets and inpatient bed needs diminish, plans are underway to develop alternative uses for surplus facilities. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY.

Various capital programs for Department of health facilities have also been financed by DASNY using contractual-obligation financing arrangements.

Corrections. During the 10-year period 1983-92, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 70,000 inmates in 70 facilities with 3,000 buildings. Although the Department of Correctional Services (DOCS) capital program was focused primarily on rehabilitation of existing facilities in the early 1990s, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The 1997-98 budget authorized the addition of approximately 3,100 beds in response to this population growth. The 1998-99 enacted budget authorized an additional 1,500 beds.

Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services, and Youth Opportunity Centers; the State's


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housing programs;  and various  environmental,  economic development,  and State building programs. In addition, DASNY has issued taxable pension bonds to refinance the balance of a pre-existing State pension liability, for the purpose of achieving present value savings.

State Government Employment

The State has approximately 191,000 full-time equivalent employees funded from all funds, including part-time and temporary employees but excluding seasonal, legislative and judicial employees.

The current size of the State workforce reflects continuing efforts to streamline operations and improve efficiency. The workforce is now 17.2 percent smaller than it was eight years ago, when it peaked at 230,600 positions and the State began its workforce reduction efforts. During the past four fiscal years, concerted workforce initiatives have resulted in a reduction of about 20,000 positions (more than one half of the overall reduction since 1990), with levels stabilized in the last fiscal year.

Negotiating units for State employees are defined by the State Public Employment Relations Board. Collective bargaining negotiations are conducted by the Governor's Office of Employee Relations except with respect to employees of the Judiciary, public authorities and the Legislature. Such negotiations include terms and conditions of employment except grade classification policies and certain pension benefits. Approximately 93 percent of the state workforce is unionized. The remainder of the workforce (about 12,000) is designated as managerial or confidential and is excluded from collective bargaining. In practice, however, the results of collective bargaining negotiations are generally applied to all State employees within the executive agencies. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.

Under the State's Taylor Law, the general statute governing public employee-employer relations in the State, employees are prohibited from striking. This form of job action against the State last occurred in 1979 by employees of the Department of Correctional Services.

State Retirement Systems

General

The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 38 percent of the membership during the 1997-98 fiscal year. There were 2,802 other public employers participating in the Systems, including all cities (except New York
City), all counties, most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 1998, 582,689 persons were in membership and 284,515 pensioners and beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions

Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries.

By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal


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year.  Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

During the 1997-98 fiscal year, the State paid the System's 1997-98 estimated bill of $288.2 million. The difference between the amounts paid on the estimated bill and the final bill with interest resulted in an underpayment of the final bill in the amount of $3.1 million and will be billed on March 1, 2000 ($2.9 million if paid on September 1, 1999).

Assets and Liabilities

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The net assets available for benefits as of March 31,1998 were $106.3 billion (including $1.9 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 1998 was $84.8 billion. For current retirees and beneficiaries alone the amount was $27.6 billion. Under the funding method used by the Systems, the net assets plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See the Appendix to this SAI for a description of municipal securities ratings.


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DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS

The Money Market Funds use the amortized cost method to determine their net asset value.

Use of the Amortized Cost Method. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the net asset value per share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a net asset value per share determined by using available market quotations.

Monitoring Procedures

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market
Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS



The net asset value of the Money Market Funds is determined and the shares of each Money Market Fund are priced as of the valuation time(s) on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") and the Federal Reserve Bank of Cleveland are open for trading and any other day (other than a day on which no shares of a Money Market Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Money Market Fund's net assets value per share might be materially affected. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE TAX-FREE BOND FUNDS

Investment securities held by the Fund For Income, the Government Mortgage Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond
Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.

Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters based upon pricing procedures approved by the Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust in a manner authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

PERFORMANCE OF THE MONEY MARKET FUNDS

Performance for a class of shares of a Money Market Fund depends upon such variables as:

         o   portfolio quality;
         o   average portfolio maturity;
         o   type of instruments in which the portfolio is invested;
         o   changes in interest rates on money market  instruments;
         o   changes in Fund (class) expenses; and
         o   the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1998 are listed in the following table.


------------------------------------------------------------------------ ===========================================

Federal Money Market Fund                                                                    %
------------------------------------------------------------------------ ===========================================

Financial Reserves Fund                                                                      %

------------------------------------------------------------------------ ===========================================

Institutional Money Market Fund:  Investor Shares                                            %

------------------------------------------------------------------------ ===========================================

Institutional Money Market Fund:  Select Shares                                              %

======================================================================== ===========================================

Ohio Municipal Money Market                                                                  %

======================================================================== ===========================================

Prime Obligations Fund                                                                       %

======================================================================== ===========================================

Tax-Free Money Market                                                                        %

======================================================================== ===========================================

U.S. Government Obligations:  Investor Shares                                                %

======================================================================== ===========================================

U.S. Government Obligations:  Select Shares                                                  %

======================================================================== ===========================================



Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ending October 31, 1998 are listed below.


---------------------------------------------------------------------- =============================================

Federal Money Market Fund                                                                   %
---------------------------------------------------------------------- =============================================

Financial Reserves Fund                                                                     %

---------------------------------------------------------------------- =============================================

Institutional Money Market Fund:  Investor Shares                                           %

---------------------------------------------------------------------- =============================================

Institutional Money Market Fund:  Select Shares                                             %

====================================================================== =============================================

Ohio Municipal Money Market                                                                 %

====================================================================== =============================================

Prime Obligations Fund                                                                      %

====================================================================== =============================================

Tax-Free Money Market                                                                       %

====================================================================== =============================================

U.S. Government Obligations:  Investor Shares                                               %

====================================================================== =============================================

U.S. Government Obligations:  Select Shares                                                 %

====================================================================== =============================================




Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the net asset value per share of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 1998 and the period since inception of each Money Market Fund are as follows:



============================================================ ------------- ------------ ------------ ===============

                                                                                                         Since
                                                               One-Year     Five-Year    Ten-Year      Inception
------------------------------------------------------------ ------------- ------------ ------------ ===============
Federal Money Market Fund                                              %             %           %                %
------------------------------------------------------------ ------------- ------------ ------------ ===============

Financial Reserves Fund                                                 %            %            %               %

============================================================ ------------- ------------ ------------ ===============

Institutional Money Market Fund:  Investor Shares                       %            %            %

============================================================ ------------- ------------ ------------ ===============

Institutional Money Market Fund:  Select Shares                         %          N/A          N/A               %

============================================================ ------------- ------------ ------------ ===============

Ohio Municipal Money Market                                             %            %            %               %

============================================================ ------------- ------------ ------------ ===============

Prime Obligations Fund                                                  %            %            %               %

============================================================ ------------- ------------ ------------ ===============

Tax-Free Money Market                                                   %            %          N/A               %

============================================================ ------------- ------------ ------------ ===============

U.S. Government Obligations:  Investor Shares                         N/A          N/A          N/A               %

============================================================ ============= ============ ============ ===============

U.S. Government Obligations:  Select Shares                             %            %            %               %

============================================================ ============= ============ ============ ===============


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1998 and the period since inception are as follows:


====================================================== ----------------- --------------- ==================

                                                          Five-Year         Ten-Year      Since Inception
====================================================== ----------------- --------------- ==================
Federal Money Market Fund                                             %              %                   %
====================================================== ----------------- --------------- ==================

Financial Reserves Fund                                               %               %                  %

====================================================== ----------------- --------------- ==================

Institutional Money Market Fund:  Investor Shares                     %               %                  %

====================================================== ----------------- --------------- ==================

Institutional Money Market Fund:  Select Shares                     N/A             N/A                  %

====================================================== ----------------- --------------- ==================

Ohio Municipal Money Market Fund                                      %               %                  %

====================================================== ----------------- --------------- ==================

Prime Obligations Fund                                                %               %                  %

====================================================== ----------------- --------------- ==================

Tax-Free Money Market Fund                                            %             N/A                  %

====================================================== ----------------- --------------- ==================

U.S. Government Obligations Fund:                                   N/A             N/A                  %
Investor Shares

====================================================== ================= =============== ==================

U.S. Government Obligations Fund:                                     %               %                  %
Select Shares

====================================================== ================= =============== ==================



PERFORMANCE OF THE NON-MONEY MARKET FUNDS

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Performance -- Class B Shares. Class B shares of the Funds were initially offered on the dates listed below. The performance figures for Class B shares for periods prior to such dates represent the performance for Class A shares of the Funds, which have been restated to reflect the applicable contingent deferred sales charge ("CDSC") payable at redemption within 6 years from purchase. Class B Shares are subject to an asset based sales charge of 0.75% of average daily net assets per year and other class-specific expenses. Had these fees and expenses been reflected, performances quoted would have been lower.

Class B shares of the National Municipal Bond Fund and New York Tax Free Fund were initially offered on September 26, 1994. Class B shares of the Balanced Fund, Diversified Stock Fund, International Growth Fund, Ohio Regional Stock Fund and Special Value Fund were initially offered on March 1, 1996.

Performance -- Class G Shares. Five of the Funds discussed in this SAI (the Diversified Stock Fund, the Government Mortgage Fund, the International Growth Fund, the Ohio Municipal Bond Fund, and the Opportunity Value Fund) offer Class G shares. This Class was established in October 1998 to facilitate the reorganization of the Gradison Funds, a family of mutual funds advised by the Gradison Division of McDonald & Company Securities, Inc. See "Purchasing Shares -- Class G Shares -- The Gradison Fund Reorganization" in this SAI. The following table lists each Gradison Fund and its corresponding Victory Fund.

       Gradison Fund:                         Victory Fund (Class G):
       U.S. Government Reserves        ->     Gradison Government Reserves Fund*
       Government Income Fund          ->     Fund for Income
       Ohio Tax Free Fund              ->     Ohio Municipal Bond Fund
       Established Value Fund          ->     Established Value Fund*
       Growth & Income Fund            ->     Diversified Stock Fund
       Opportunity Value Fund          ->     Opportunity Value Fund
       International Fund              ->     International Growth Fund
---------------------
*        Described in a separate statement of additional information.

No performance information for the corresponding Class G shares has been provided in this SAI. Because financial information relating to the Gradison Government Income Fund and the Gradison Opportunity Value Fund will survive the planned reorganization, performance information relating to the Victory Fund for Income and the Victory Opportunity Value Fund will be updated after the reorganization is completed to reflect the historical performance of the Gradison Government Income Fund and the Gradison Opportunity Value Fund.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           ---
                                           cd

     The symbols above represent the following factors:

     a =    dividends and interest earned during the 30-day period.
     b =    expenses accrued for the period (net of any expense reimbursements).
     c =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d =    the  maximum  offering  price  per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1998 were as follows.


-------------------------------------------------------------- ============================================


Balanced Fund:  Class A                                                             %

-------------------------------------------------------------- ============================================

Balanced Fund:  Class B                                                             %

-------------------------------------------------------------- ============================================
Convertible Securities Fund                                                         %
-------------------------------------------------------------- ============================================

Diversified Stock Fund:  Class A                                                    %

-------------------------------------------------------------- ============================================

Diversified Stock Fund:  Class B                                                    %

-------------------------------------------------------------- ============================================

Fund for Income                                                                     %

-------------------------------------------------------------- ============================================

Government Mortgage Fund                                                            %

-------------------------------------------------------------- ============================================

Growth Fund                                                                         %

-------------------------------------------------------------- ============================================

Intermediate Income Fund                                                            %

-------------------------------------------------------------- ============================================
International Growth Fund:  Class A                                                 %
-------------------------------------------------------------- ============================================
International Growth Fund:  Class B                                                 %
-------------------------------------------------------------- ============================================

Investment Quality Bond Fund                                                        %

-------------------------------------------------------------- ============================================
Lakefront Fund                                                                      %
-------------------------------------------------------------- ============================================
LifeChoice Conservative Investor Fund                                               %
-------------------------------------------------------------- ============================================
LifeChoice Growth Investor Fund                                                     %
-------------------------------------------------------------- ============================================
LifeChoice Moderate Investor Fund                                                   %
-------------------------------------------------------------- ============================================

Limited Term Income Fund                                                            %

-------------------------------------------------------------- ============================================

National Municipal Bond Fund:  Class A                                              %

-------------------------------------------------------------- ============================================

National Municipal Bond Fund:  Class B                                              %

-------------------------------------------------------------- ============================================

New York Tax-Free Fund:  Class A                                                    %

-------------------------------------------------------------- ============================================

New York Tax-Free Fund:  Class B                                                    %

-------------------------------------------------------------- ============================================

Ohio Municipal Bond Fund                                                            %

-------------------------------------------------------------- ============================================

Ohio Regional Stock Fund:  Class A                                                  %

-------------------------------------------------------------- ============================================

Ohio Regional Stock Fund:  Class B                                                  %

-------------------------------------------------------------- ============================================

Opportunity Value                                                                   %

-------------------------------------------------------------- ============================================

Real Estate Investment Fund                                                         %

-------------------------------------------------------------- ============================================

Special Value Fund:  Class A                                                        %

-------------------------------------------------------------- ============================================

Special Value Fund:  Class B                                                        %

-------------------------------------------------------------- ============================================


                                       74


Stock Index Fund                                                                    %

-------------------------------------------------------------- ============================================

Value Fund A                                                                        %

-------------------------------------------------------------- ============================================



Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:


            Dividend Yield of the Class  =     Dividends of the Class for a Period of One-Year
                                               -----------------------------------------------
                                               Max. Offering Price of the Class (last day of period



For Class A shares, the maximum offering price includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of the CDSC.

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value, and distribution returns on Class A shares at maximum offering price and net asset value for the one year period ended October 31, 1998 were as follows:


============================================= ---------------- ----------------- --------------- ===================

                                                                                 Distribution
                                              Dividend Yield                     Return at
                                              at Maximum       Dividend Yield    Maximum         Distribution
                                              Offering Price   at Net Asset      Offering Price  Return at Net
                                                               Value                             Asset Value
============================================= ---------------- ----------------- --------------- ===================

Balanced Fund                                        %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================
Convertible Securities Fund                          %                %                %                 %
============================================= ---------------- ----------------- --------------- ===================

Diversified Stock Fund                               %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Fund for Income                                      %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Government Mortgage Fund                             %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Growth Fund                                          %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Intermediate Income Fund                             %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

International Growth Fund                            %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Investment Quality Bond Fund                         %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================
Lakefront Fund                                       %                %                %                 %
============================================= ---------------- ----------------- --------------- ===================
LifeChoice Conservative Investor Fund                %                %                %                 %
============================================= ---------------- ----------------- --------------- ===================
LifeChoice Growth Investor Fund                      %                %                %                 %
============================================= ---------------- ----------------- --------------- ===================
LifeChoice Moderate Investor  Fund                   %                %                %                 %
============================================= ---------------- ----------------- --------------- ===================

Limited Term Income Fund                             %                %                %                 %



                                       75

============================================= ---------------- ----------------- --------------- ===================

                                                                                 Distribution
                                              Dividend Yield                     Return at
                                              at Maximum       Dividend Yield    Maximum         Distribution
                                              Offering Price   at Net Asset      Offering Price  Return at Net
                                                               Value                             Asset Value

============================================= ---------------- ----------------- --------------- ===================

National Municipal Bond Fund                         %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

New York Tax-Free Fund                               %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Ohio Municipal Bond Fund                             %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Ohio Regional Stock Fund                             %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Opportunity Value                                    %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Real Estate Investment Fund                          %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Special Value Fund                                   %                %                %                 %

============================================= ---------------- ----------------- --------------- ===================

Stock Index Fund                                     %                %                %                 %

============================================= ================ ================= =============== ===================

Value Fund                                           %                %                %                 %

============================================= ================ ================= =============== ===================


The dividend yield on Class B shares with and without the CDSC, and distribution returns on Class B shares with and without the CDSC for the one year period ended October 31, 1998 were as follows.


=========================================== ----------------- ---------------- ----------------- ===================

                                            Dividend Yield    Dividend Yield   Distribution      Distribution
                                            with CDSC         without CDSC     Returns with      Returns without
                                                                               CDSC              CDSC
=========================================== ----------------- ---------------- ----------------- ===================
Balanced Fund                                              %                %                 %                   %
=========================================== ----------------- ---------------- ----------------- ===================
Diversified Stock Fund                                     %                %                 %                   %
=========================================== ----------------- ---------------- ----------------- ===================
International Growth Fund                                  %                %                 %                   %
=========================================== ----------------- ---------------- ----------------- ===================
National Municipal Bond Fund                               %                %                 %                   %
=========================================== ----------------- ---------------- ----------------- ===================
New York Tax-Free Fund                                     %                %                 %                   %
=========================================== ----------------- ---------------- ----------------- ===================
Ohio Regional Stock Fund                                   %                %                 %                   %
=========================================== ================= ================ ================= ===================
Special Value Fund                                         %                %                 %                   %
=========================================== ================= ================ ================= ===================


Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)1n - 1 = Average Annual Total Return
                   ---
                   (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P

In calculating total returns for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

The average annual total return and cumulative total return on Class A and Class B shares, for the period from the commencement of operations to October 31, 1998 (life of fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1998 also are shown on the table that follows.


====================== -------------- ----------------- --------------------- ------------------- ==================

                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
====================== -------------- ----------------- --------------------- ------------------- ==================

Balanced Fund: Class       5.75%             %                   %                    %                  N/A

A
====================== -------------- ----------------- --------------------- ------------------- ==================

Balanced Fund: Class       5.00%             %                   %                    %                  N/A

B
====================== -------------- ----------------- --------------------- ------------------- ==================
Convertible                5.75%             %                   %                    %                   %
Securities Fund
====================== -------------- ----------------- --------------------- ------------------- ==================

Diversified Stock          5.75%             %                   %                    %                  N/A
Fund:  Class A

====================== -------------- ----------------- --------------------- ------------------- ==================

Diversified Stock          5.00%             %                   %                    %                   %
Fund:  Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

Fund for Income            2.00%             %                   %                    %                   %

====================== -------------- ----------------- --------------------- ------------------- ==================

Government Mortgage        5.75%             %                   %                    %                   %
Fund

====================== -------------- ----------------- --------------------- ------------------- ==================

Growth Fund                5.75%             %                   %                    %                   %

====================== -------------- ----------------- --------------------- ------------------- ==================

Intermediate Income        5.75%             %                   %                    %                   %
Fund

====================== -------------- ----------------- --------------------- ------------------- ==================

International Growth       5.75%             %                   %                    %                   %
Fund:  Class A


------------------------
* For Class B Shares, the calculations reflect the imposition of the CDSC.
                                       77

====================== -------------- ----------------- --------------------- ------------------- ==================

                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
====================== -------------- ----------------- --------------------- ------------------- ==================


International Growth       5.00%             %                   %                    %                   %
Fund:  Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

Investment Quality         5.75%             %                   %                    %                   %
Bond Fund

====================== -------------- ----------------- --------------------- ------------------- ==================
Lakefront Fund             5.75%             %                   %                    %                   %
====================== -------------- ----------------- --------------------- ------------------- ==================
LifeChoice                 5.75%             %                   %                    %                   %
Conservative
Investor Fund
====================== -------------- ----------------- --------------------- ------------------- ==================
LifeChoice Growth          5.75%             %                   %                    %                   %
Investor Fund
====================== -------------- ----------------- --------------------- ------------------- ==================
LifeChoice Moderate        5.75%             %                   %                    %                   %
Investor Fund
====================== -------------- ----------------- --------------------- ------------------- ==================

Limited Term Income        2.00%             %                   %                    %                   %
Fund

====================== -------------- ----------------- --------------------- ------------------- ==================

National Municipal         5.75%             %                   %                    %                   %
Bond Fund:  Class A

====================== -------------- ----------------- --------------------- ------------------- ==================

National Municipal         5.00%             %                   %                    %                  N/A
Bond Fund:  Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

New York Tax-Free          5.75%             %                   %                    %                   %
Fund:  Class A

====================== -------------- ----------------- --------------------- ------------------- ==================

New York Tax-Free          5.00%             %                   %                    %                   %
Fund:  Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

Ohio Municipal Bond        5.75%             %                   %                    %                   %
Fund:  Class A

====================== -------------- ----------------- --------------------- ------------------- ==================

Ohio Regional Stock        5.75%             %                   %                    %                   %
Fund:  Class A


                                       78

====================== -------------- ----------------- --------------------- ------------------- ==================

                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
====================== -------------- ----------------- --------------------- ------------------- ==================

Ohio Regional Stock        5.00%             %                   %                    %                   %
Fund:  Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

Opportunity Value          5.75%             %                   %                    %                   %
Fund

====================== -------------- ----------------- --------------------- ------------------- ==================
Real Estate                5.75%             %                   %                    %                   %
Investment Fund
====================== -------------- ----------------- --------------------- ------------------- ==================

Special Value Fund:        5.75%             %                   %                    %                   %
Class A

====================== -------------- ----------------- --------------------- ------------------- ==================

Special Value Fund:        5.00%             %                   %                    %                  N/A
Class B

====================== -------------- ----------------- --------------------- ------------------- ==================

Stock Index Fund           5.75%             %                   %                    %                   %

====================== ============== ================= ===================== =================== ==================

Value Fund                 5.75%             %                   %                    %                   %

====================== ============== ================= ===================== =================== ==================



From time to time the Non-Money Market Funds also may quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A and Class B shares of the Funds, at net asset value for the period from the commencement of operations to October 31, 1998 (life of fund) are shown in the table that follows. The average annual total return and cumulative total return on Class B shares without the CDSC for the period from the commencement of operations to October 31, 1998 are also shown below.


============================================ ================================================= =====================

                                                     From commencement of operations
                                             ----------------------- -------------------------
                                              Average Annual Total   Cumulative Total Return      Average Annual
                                              Return at Net Asset       at Net Asset Value     Total Return at Net
                                                     Value                                         Asset Value

============================================ ----------------------- ------------------------- =====================
Balanced Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Balanced Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Convertible Securities Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Diversified Stock Fund: Class A
============================================ ----------------------- ------------------------- =====================
Diversified Stock Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Fund for Income:  Class A
============================================ ----------------------- ------------------------- =====================
Government Mortgage Fund:  Class A


                                       79

============================================ ----------------------- ------------------------- =====================
Growth Fund
============================================ ----------------------- ------------------------- =====================
Intermediate Income Fund
============================================ ----------------------- ------------------------- =====================
International Growth Fund:  Class A
============================================ ----------------------- ------------------------- =====================
International Growth Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Investment Quality Bond Fund
============================================ ----------------------- ------------------------- =====================
Lakefront Fund:  Class A
============================================ ----------------------- ------------------------- =====================
LifeChoice Conservative Investor Fund:
Class A
============================================ ----------------------- ------------------------- =====================
LifeChoice Growth Investor Fund:  Class A
============================================ ----------------------- ------------------------- =====================
LifeChoice Moderate Investor Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Limited Term Income Fund
============================================ ----------------------- ------------------------- =====================
National Municipal Bond Fund:  Class A
============================================ ----------------------- ------------------------- =====================
National Municipal Bond Fund:  Class B
============================================ ----------------------- ------------------------- =====================
New York Tax-Free Fund:  Class A
============================================ ----------------------- ------------------------- =====================
New York Tax-Free Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Ohio Municipal Bond Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Ohio Regional Stock Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Ohio Regional Stock Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Opportunity Value Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Real Estate Investment Fund:  Class A
============================================ ----------------------- ------------------------- =====================
Special Value Fund: Class A
============================================ ----------------------- ------------------------- =====================
Special Value Fund:  Class B
============================================ ----------------------- ------------------------- =====================
Stock Index Fund
============================================ ======================= ========================= =====================
Value Fund
============================================ ======================= ========================= =====================


Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of its Class A, Class B or Class G shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish the ranking of its performance or performance of its Class A, Class B or Class G shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity, taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in a Fund or in Class A, Class B or Class G shares of a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the J.P. Morgan Government Bond Index and the All Country World Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. On October 31, 1998, the International Growth Fund formally changed its benchmark from the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI
EAFE) to the All Country World Index effective because the Adviser believes that this index more closely represents the foreign countries in which the International Growth Fund invests. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or Class A, Class B or Class G shares of a Non-Money Market Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling McDonald Investments at 1-800-869-5999 or Victory at 1-800-539-FUND.

Investors may also judge, and a Fund may at times advertise, the performance of a Fund or of Class A, Class B or Class G shares of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities for the Money Market Funds" is subject to change.

When the NYSE or the Federal Reserve Board of Cleveland is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds will determine their net asset value at valuation time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Federal Money Market Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Opportunity Value Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund and Value Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Purchasing Shares.

Alternative Sales Arrangements - Class A and Class B Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing only Class A and Class B shares, investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Over time, generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead. However, some of the Funds will also offer Class G shares. Investors also should evaluate the benefits of investing in Class G shares. Class G shares are described in "Class G Shares -- The Gradison Fund Reorganization" below.

Each of the three classes of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class G shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by Class B and Class G shares, respectively, including the asset-based sales charge to which these shares are subject.

Class B Conversion Feature. Ninety-six months (eight years) after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class G shares recognizes two types of expenses. General expenses that do not pertain specifically to a Class are allocated to the shares of each Class, based upon the percentage that the net assets of such Class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a Class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Class G Shares -- The Gradison Fund Reorganization. KeyCorp, the parent of Key Asset Management Inc. ("KAM" or the "Adviser"), recently completed the acquisition of McDonald & Company, a major regional broker-dealer. The Gradison Division of McDonald Securities Inc. (the "Gradison Division") will join KAM. To achieve economies of scale, the Trust's Board of Trustees, on December ___, 1998, approved Agreements and Plans of Reorganization by which the Trust, on behalf of certain of its series, will acquire the portfolio securities of seven funds previously managed by the Gradison Division in a tax-free exchange for Class G shares of these series (the "Gradison Fund Reorganization"), subject to various conditions, such as approval by the shareholders of the Gradison Funds. The Gradison Fund Reorganization is scheduled to take place on or about March ___, 1999.

As outlined in the table under "Performance -- Class G Shares" in this SAI, each of five of the seven Gradison funds will transfer all of its assets to its corresponding Victory Fund in exchange for newly established Class G shares of such corresponding Fund and the assumption of its liabilities by such corresponding Fund, followed by the constructive distribution pro rata to its shareholders of the corresponding Fund's Class G shares received in the reorganization. The two remaining Gradison Funds, Gradison U.S. Government Reserves and Gradison Established Value Fund, will participate in a separate reorganization which is described in a separate statement of additional information.

No sales charge is imposed on the purchase of Class G shares. A CDSC of 0.50% is imposed on redemptions of Class G shares made within nine months of purchase, except that Class G shares purchased through McDonald Investments or its affiliates are not subject to the CDSC. Because the Distributor is not paying sales commissions to brokers in connection with such purchases, the CDSC is not needed to reimburse the Distributor for commissions paid in the first nine months after purchase of Class G shares. The CDSC will also be waived for certain retirement plan distributions, in the case of the shareholder's death or disability, and certain involuntary redemptions. McDonald Investments Inc. compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectus.

In addition, Class G shares of the Fund for Income and the Ohio Municipal Bond Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of average daily net assets and Class G shares of the Diversified Stock Fund, International Growth Fund and Opportunity Value Fund are subject to an Rule 12b-1 fee of up to 0.50% of average daily net assets. A Shareholder Servicing Fee of 0.25% is imposed on all Class G shares. There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, Investment Quality Bond Fund, International Growth Fund, Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Opportunity Value Fund, Special Value Fund, Stock Index Fund and Value Fund. The following information applies to the LifeChoice Funds only in the event that the SEC grants the Trust an order permitting the LifeChoice Funds to charge a sales load that exceeds 1.50%.


                                            Initial Sales Charge:                  Concession to Dealers:
         Amount of Purchase                  % of Offering Price                     % of Offering Price
         ------------------                  -------------------                     -------------------

     Up to $50,000                                  5.75%                                   5.00%
     $50,000 to $100,000                            4.50%                                   4.00%
     $100,000 to $250,000                           3.50%                                   3.00%
     $250,000 to $500,000                           2.50%                                   2.00%
     $500,000 to $1,000,000                         2.00%                                   1.75%
     $1,000,000 and above                           0.00%                                     *


The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income and Limited Term Income Fund

                                            Initial Sales Charge:                  Concession to Dealers:
         Amount of Purchase                  % of Offering Price                     % of Offering Price
         ------------------                  -------------------                     -------------------

     Up to $50,000                                  2.00%                                   1.50%
     $50,000 to $100,000                            1.75%                                   1.25%
     $100,000 to $250,000                           1.50%                                   1.00%
     $250,000 to $500,000                           1.25%                                   0.75%
     $500,000 to $1,000,000                         1.00%                                   0.50%
     $1,000,000 and above                           0.00%                                     *


* There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on shares redeemed within the first year after purchase, or a .50% CDSC will be charged on shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of up to 1.00% of the purchase price.

The following Funds do not impose sales charges on their shares: the Federal Money Market Fund, Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Exchanging Shares.

Shares of any Victory Money Market Fund may be exchanged for shares of any of the Funds, including Class A and Class B (but not Class G) shares of the Funds. Exchanges for Class A shares of the Funds may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class B shares of a Fund only for Class B shares of another Fund. At present, not all Funds of the Trust offer multiple classes of shares. If a Fund has only one class of shares that does not have a class designation, that class is "Class A" for exchange purposes. When Class B shares are redeemed to effect an exchange, the priorities described in the Prospectuses for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares. If you do not make a selection, your exchange will be made in Class A shares.

Class G shares of any Fund may be exchanged for Class G shares, Select shares, or any single class money market shares of a Fund offered by the Trust. Shareholders who owned Class G shares as of January 6, 1999, can exchange into Class A shares of any Fund that does not offer Class G Shares.

Redeeming Shares.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for Class A, Class B and Class G shares, from their net investment income as follows. Each Fund declares and pays capital gains annually.


--------------------------------- ---------------------------------------------------------------------------------

Income Dividends Declared and     Balanced Fund, Fund for Income, Government Mortgage Fund, Intermediate Income
Paid Monthly                      Fund, Investment Quality Bond Fund, Limited Term Income Fund, National
                                  Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund
--------------------------------- ---------------------------------------------------------------------------------
Income Dividends Declared and     Convertible Securities Fund, Diversified Stock Fund, Growth Fund, International
Paid Quarterly                    Growth Fund, Lakefront Fund, the LifeChoice Funds, Ohio Regional Stock Fund,
                                  Opportunity Value Fund, Real Estate Investment Fund, Special Value Fund, Stock
                                  Index Fund, Value Fund
--------------------------------- ---------------------------------------------------------------------------------
Declared Daily and Paid Monthly   Money Market Funds
--------------------------------- ---------------------------------------------------------------------------------


The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B" and "Class G Shares -- The Gradison Fund Reorganization" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class G shares are expected to be lower as a result of applicable asset-based sales charges, and Class B and Class G dividends will also differ in amount as a consequence of any differences in net asset value among the three share Classes.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

                                      TAXES

Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of October 31, 1997, the U.S. Government Obligations Fund had capital loss carryforwards of approximately $22,000, which expire in 2002; the National Municipal Bond Fund had capital loss carryforwards of approximately $131,000, which expire in 2002; the Financial Reserves Money Market Fund had capital loss carryforwards of approximately $13,000, which expire in 2001; the Limited Term Income Fund had capital loss carryforwards of approximately $1,642,000, $553,000 and $906,000, which expire in 2002, 2003 and
2005, respectively; the Intermediate Income Fund had capital loss carryforwards of approximately $2,498,000, $1,386,000, $869,000 and $521,000, which expire in
2001, 2002, 2003 and 2005, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $8,729,000, which expire in 2002; the Government Mortgage Fund had capital loss carryforwards of approximately $1,969,000 and $109,000, which expire in 2002 and 2005, respectively; and the Fund for Income had capital loss carryforwards of approximately $704,000, $588,000 and $328,000 which expire in 2001, 2002 and 2003, respectively. The Investment Quality Bond Fund has additional capital loss carryforwards as the successor of a merger with the Government Bond Fund; however, as explained below, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October, 1998 is 5.02%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

Pursuant to a planned reorganization (described in this SAI at "Additional Purchase, Exchange, and Redemption Information: Class G Shares -- The Gradison Fund Reorganization"), but only upon the consummation of the reorganization and its qualification, as demonstrated by the written opinion of counsel, as a tax-free exchange, certain of the Funds will acquire additional capital loss carryforwards by virtue of acquiring a Gradison Fund in the reorganization. Such capital loss carryforwards may be subject to the limitations of Sections 382 and 383 described above. As of June 30, 1998, the Gradison Ohio Tax Free Income Fund had capital loss carryforwards of approximately $527, which expire in 2003; as of March 31, 1998, the Gradison International Fund had capital loss carryforwards of approximately $368,000, which expire in 2006; and as of December 31, 1997, the Gradison Government Income Fund had capital loss carryforwards of approximately $5,349,618 and $536,544, which expire in 2003 and 2004, respectively. The capital loss carryforwards of each of these funds will be taken into account by the Victory fund which acquires such fund's assets in the reorganizations. Specifically, the aforementioned funds' capital loss carryforwards will be taken into account by the Victory Ohio Municipal Bond Fund, the Victory International Growth Fund and the Victory Fund For Income, respectively.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the

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portions of such gain or excess  distribution  so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the


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current  calendar  year  (and,  instead,   include  such  gains  and  losses  in
determining the company's  ordinary  taxable income for the succeeding  calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction. In general, the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses charged by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each


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

received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The New York Tax-Free Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, and Tax-Free Money Market Fund (the "Tax Exempt Funds") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known: If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received


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

from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.


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Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The  Trustees  of  the  Trust,  their  ages,  addresses,   and  their  principal
occupations during the past five years are as follows:


                                   Position(s)
                                   Held with      Principal Occupation
Name, Age and Address              the Trust     During Past 5 Years
---------------------              ---------     -------------------

Roger Noall,* 63                   Chairman      Since 1996,  Executive of KeyCorp;  from 1995 to 1996,General
c/o Brighton  Apt.  1603           and Trustee   Counsel and  Secretary of KeyCorp;  from 1994 to 1996,  Senior
8231 Bay Colony Drive                            Executive  Vice  President and Chief  Administrative  Officer of
Naples,  FL 34108                                KeyCorp;  from 1985 to 1994, Vice Chairman of the Board and Chief
                                                 Administrative Officer of Society  Corporation (now known
                                                 as KeyCorp).

Leigh A. Wilson,** 53              President     Since  1989,  Chairman  and Chief  Executive  Officer,  New Century
New Century Care, Inc.             and Trustee   Care, Inc.  (merchant bank);  since 1995,  Principal of New Century
53 Sylvan Road North                             Living,  Inc.;  since 1989,  Director of Chimney Rock  Vineyard and
Westport, CT  06880                              Chimney Rock Winery.

Edward P. Campbell, 48             Trustee       Since  October  1997,   President,   Chief  Executive  Officer  and
Nordson Corporation                              Director  of  Nordson  Corporation   (manufacturer  of  application
28601 Clemens Road                               equipment);   July  1996  to  October  1997,  President  and  Chief
Westlake, OH  44145                              Operating Officer of Nordson  Corporation;  from March 1994 to July
                                                 1996,  Executive Vice President and Chief Operating  Officer of
                                                 Nordson  Corporation;  from May 1988  to   March   1994,   Vice
                                                 President       of      Nordson Corporation;   from   1987   to
                                                 December  1994,  member  of the Supervisory     Committee    of
                                                 Society's Collective Investment Retirement  Fund; from May 1991
                                                 to   August   1994,    Trustee, Financial   Reserves  Fund  and
                                                 from May 1993 to  August  1994, Trustee,  Ohio Municipal  Money
                                                 Market Fund.

Dr. Harry Gazelle, 70              Trustee       Retired radiologist, Drs. Hill and Thomas Corporation.
17822 Lake Road
Lakewood, OH  44107

Eugene J. McDonald, 66             Trustee       Since 1990,  Executive Vice President and Chief Investment  Officer
Duke Management Company                          for Asset  Management of Duke  University  and President and CEO of
2200 West Main Street                            Duke  Management  Company;  Director of CCB Financial  Corporation,
Suite 1000                                       Flag Group of Mutual  Funds,  DP Mann  Holdings,  Greater  Triangle
Durham, NC  27705                                Community Foundation, and NC Bar Association Investment Committee.

*  Mr. Noall is an "interested person" and an "affiliated person" of the Trust.

** Mr. Wilson is deemed to be an interested person of the Trust under the 1940
   Act solely by reason of his position as President.

                                       96

Dr. Thomas F. Morrissey, 65        Trustee       Since  1970,  Professor,  Weatherhead  School of  Management,  Case
Weatherhead School of Management                 Western Reserve  University;  from 1989 to 1995,  Associate Dean of
Case Western Reserve University                  Weatherhead  School  of  Management;  from 1987 to  December  1994,
10900 Euclid Avenue                              Member  of  the  Supervisory   Committee  of  Society's  Collective
Cleveland, OH  44106-7235                        Investment  Retirement Fund; from May 1991 to August 1994, Trustee,
                                                 Financial   Reserves  Fund  and from May 1993 to  August  1994,
                                                 Trustee,  Ohio Municipal  Money Market Fund.

H. Patrick  Swygert,  55           Trustee       Since 1995,  President,  Howard  University; since May 1996, Director,
Howard  University                               Hartford Financial Services  Group;  since May 1996,  Director, Hartford
2400  6th  Street,  N.W.                         Life Insurance  Company; from 1990 to 1995, President, State University
Suite 402                                        of New York at Albany.
Washington, DC  20059

Frank A. Weil, 67                  Trustee       Since  1984,  Chairman  and  Chief  Executive  Officer  of Abacus &
Abacus & Associates                              Associates,  Inc. (private investment firm); Director and President
147 E. 47th Street                               of  the  Norman  and   Hickrill   Foundations;   Director,   Trojan
New York, NY  10017                              Industries;  from 1977 to 1979,  United States Assistant  Secretary of Commerce for Industry and Trade.


The Board presently has an Investment Policy Committee, a Business, Legal, and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Policy Committee are Messrs. Wilson and Morrissey, who will serve until August 1999. The function of the Investment Policy Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell, and Gazelle who will serve until August 1999. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters. Mr. Campbell is the Chairman of the Board Process and Nominating Committee which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board.

Remuneration of Trustees and Certain Executive Officers.

Each Trustee (other than Mr. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting). Mr. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting). The Adviser pays the fees and expenses of Mr. Noall.

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1998.

                                                                                                             Aggregate
                                    Pension or Retirement      Estimated Annual         Aggregate        Compensation from
                                     Benefits Accrued as        Benefits Upon       Compensation from      Victory "Fund
                                     Portfolio Expenses           Retirement       Victory Portfolios         Complex"
                                     ------------------           ----------       ------------------         --------

Leigh A. Wilson.................             -0-                     -0-                   $48,000             $53,250
Robert G. Brown*................             -0-                     -0-                   $18,300             $18,300
Edward P. Campbell..............             -0-                     -0-                   $39,000             $43,500
Harry Gazelle...................             -0-                     -0-                   $39,000             $39,000
Eugene J. McDonald**............             -0-                     -0-                   $37,800             $43,050


                                       97

Thomas F. Morrissey.............             -0-                     -0-                   $39,000             $39,000
H. Patrick Swygert..............             -0-                     -0-                   $39,000             $39,000
Frank A. Weil**.................             -0-                     -0-                   $39,000             $44,250


(1) There are currently 39 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."

*        Mr. Brown resigned as of April 4, 1998.

**       Mr. McDonald and Mr. Weil commenced  service on the Board as of January
         1, 1998.

Officers.

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:


                             Position(s)
                               with the
       Name and Age             Trust                     Principal Occupation During Past 5 Years
       ------------             -----                     ----------------------------------------

Leigh A. Wilson, 53          President                   See biographical information under "Board of Trustees" above.
                             and Trustee

William B. Blundin, 59       Vice                       Senior Vice President of BISYS Fund Services ("BISYS");
                             President                  officer of  other investment companies administered by
                                                        BISYS.

J. David Huber, 51           Vice                       President of BISYS; officer of BISYS since June 1987.
                             President

Michael J.  Sullivan, 33     Secretary                  Since December  1996,   Vice  President  of BISYS;
                                                        from February 1995 to November 1996,     President,
                                                        Performance Financial   Group  (a   mutual   fund
                                                        consulting  firm);  from January 1993 to  January
                                                        1995,  CEO,  Performance Enterprises,    Inc.
                                                        (manufacturing company).

Joel Engle, 33               Treasurer                  Since  September  1998,  Vice  President of BISYS;  from
                                                        March 1995 to September  1998,  Vice  President,  Northern
                                                        Trust Company;  from July 1994 to February 1995,  General
                                                        Accountant,  Wagner Asset Management;from  September  1988 to June 1994,  Audit Manager with Ernst & Yourng LLP.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

As of October 31, 1998, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the

Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.



ADVISORY AND OTHER CONTRACTS

Investment Adviser and Sub-Advisers.

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM, a wholly owned subsidiary of of KeyCorp, resulted from the combination of KAM with Gradison, pursuant to the acquisition of McDonald and Company by KeyCorp that took place on October 23, 1998. Affiliates of the Adviser manage approximately
$62  billion  for  numerous  clients   including  large  corporate  and  public
retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1998, KeyCorp had an asset base of $78 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's ________________________, a registered broker dealer, has ___ branch offices in ___ states, located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each mutual fund that is advised by the Adviser.

         .10 of 1% of average daily net assets
                  LifeChoice Conservative Investor Fund
                  LifeChoice Growth Investor Fund
                  LifeChoice Moderate Investor Fund

         .25 of 1% of average daily net assets
                  Federal Money Market Fund
                  Institutional Money Market Fund

         .35 of 1% of average daily net assets
                  Prime Obligations Fund
                  Tax-Free Money Market Fund
                  U.S. Government Obligations Fund

         .50 of 1% of average daily net assets
                  Financial Reserves Fund
                  Fund for Income
                  Government Mortgage Fund
                  Limited Term Income Fund
                  Ohio Municipal Money Market Fund

         .55 of 1% of average daily net assets
                  National Municipal Bond Fund
                  New York Tax-Free Fund

         .60 of 1% of average daily net assets
                  Ohio Municipal Bond Fund
                  Stock Index Fund

         .65 of 1% of average daily net assets
                  Diversified Stock Fund

         .75 of 1% of average daily net assets
                  Convertible Securities Fund
                  Intermediate Income Fund
                  Investment Quality Bond Fund
                  Ohio Regional Stock Fund

         1% of average daily net assets
                  Balanced Fund
                  Growth Fund
                  Lakefront Fund
                  Opportunity Value Fund
                  Real Estate Investment Fund
                  Special Value Fund
                  Value Fund

         1.10% of average daily net assets
                  International Growth Fund

Investment Advisory Services to the LifeChoice Funds


KAM continuously monitors the allocation of each Fund's investment in Underlying
Portfolios  in  three  distinct  investment   categories  according  to  certain
percentage ranges predetermined by the Trustees as follows:


                                      Conservative                  Growth                  Moderate
                                      Investor Fund              Investor Fund            Investor Fund
                                      -------------              -------------            -------------


Equity Funds                              30-50%                    70-90%                   50-70%
Bond/Fixed Income Funds                   50-70%                    10-30%                   30-50%
Money Market Funds/Cash                    0-15%                     0-15%                    0-15%



KAM  rebalances  or  reallocates  the  LifeChoice  Funds'   investments   across
Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.


The Portfolio Managers of the Proprietary Portfolios


As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. Set forth in "The Investment Advisory and Investment Sub-Advisory Agreements" below is a description of the investment advisory agreements for each Proprietary Portfolio.

The  persons  primarily   responsible  for  the  investment  management  of  the
Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):



Victory Fund        Portfolio Manager          Experience
------------        -----------------          ----------


Convertible         Richard A. Janus           Senior Managing Director of KAM, and has been in the investment
Securities          (since April, 1996)        advisory business since 1977.
                    James K. Kaesberg          Portfolio Manager and Managing Director of Convertible Securities
                    (since April, 1996)        Investments for KAM, and has been in the investment advisory business since 1985.

Diversified Stock   Lawrence G. Babin          Senior Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1982.

Fund for Income     Thomas M. Seay             Mr. Seay is a _________ and ______________ of McDonald Investments
                    (since April, 1998)        Inc., and he has been associated with McDonald since ____.

                    Trenton Fletcher (since    Mr. Fletcher is a Portfolio Manager and Director of KAM, and has
                    January, 1998)             been associated with KAM or its affiliates since 1989.


Government          Robert H. Fernald          Senior Portfolio Manager and Director of KAM, and has been working
Mortgage            (since May, 1996)          in the fixed income markets for over 20 years.

Growth              William F. Ruple           Senior Portfolio Manager and Director of  KAM, and has been in the
                    (since June, 1995)         investment advisory business since 1970.

Intermediate        Eric Rasmussen             Portfolio Manager and Director of the Taxable Income
Income              (since  April,  1997)      Department  of KAM, and has been in the  investment
                                               business since 1988.

International       Conrad Metz                Senior Portfolio Manager and Managing Director of KAM since October
Growth              (since October, 1995)      1995; from 1993 to 1995 he was Senior Vice President, International
                                               Equities, at Bailard Biehl & Kaiser.  He has been in the investment business since 1978.

                    Eric Taze-Bernard          Head of Strategy of Asset Allocation of IIIS, and has been employed
                    (since December,  1997)    by IIIS or its affiliates since 1987.

                    Ayaz Ebrahim               Director and Portfolio  Manager of IIIS,  Hong
                    (since  December,  1997)   Kong, and has been  employed by IIIS or  its  affiliates
                                               since  1991.

                    Didier  LeConte  Senior    Portfolio  Manager - European Equities at IIIS, and has been
                    (since  December,  1997)   employed by IIIS or its affiliates since 1996.

                    Jean-Claude Kaltenbach     Head of Equity Management at IIIS,  and has been employed by IIIS or
                    (since  December, 1997)    its affiliates  since 1994,  prior to which he was the
                                               Head of Asset
                                               Management at Union  Europeene de CIC since 1988.

Investment          Richard T. Heine           Vice President and Portfolio Manager with KAM, and has been in the
Quality Bond                                   investment advisory business since 1977

Limited Term        Robert H. Fernald          See biography under Government Mortgage.
Income              (since January, 1995)

Opportunity Value   William J. Leugers, Jr.    Mr. Leugers is ________ and __________ of McDonald Investments Inc.
                                               and has been associated with McDonald since _______.

                    Daniel R. Shick            Mr. Shick is __________ and __________ of McDonald Investments Inc.
                    (since _____, 1994)        and has been associated with McDonald  since _______.

Real Estate         Patrice  Derrington        Managing Director and Portfolio Manager of KAM,
Investment                                     and has been in the real estate,  investment,  and
                                               finance  business since 1991.

                    Richard E.  Salomon        Director  of,  and a Senior  Managing   Director  with
                                               KAM,   and   has   been   in  the investment  advisory
                                               business since 1982.


Special Value       Anthony Aveni              Senior Managing Director with KAM, and has been in the investment business since 1981.

                    Barbara  Myers             Senior  Portfolio  Manager and Director  with KAM,  and has  been in the
                    (since  June,  1985)       investment business  since  1987.


                                      101

                    Paul  Danes                Portfolio  Manager  and Director of KAM, and has been in the
                    (since  October,  1995)    investment business since 1987.


Value               Judith A. Jones            Senior Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1967.

Sub-Advisers

The Lakefront Fund. Lakefront Capital Investors, Inc. ("Lakefront") serves as sub-adviser to the Lakefront Fund. Pursuant to an agreement with the Adviser dated as of March 1, 1997, the Adviser pays Lakefront a monthly fee of 0.50% of the Lakefront Fund's average daily net assets from its advisory fee.

Lakefront is a registered investment adviser with the SEC. As of October 29, 1998, Lakefront managed approximately $14 million for its clients.

The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, KAM may select one or more sub-advisers to manage the Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with the Trust, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice with respect to short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Trust's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

The Trust and KAM have obtained an order from the SEC that allows KAM to serve as a Manager of Managers. The order lets KAM, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

IIIS (collectively with Lakefront, the "Sub-Advisers") serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays IIIS a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.

IIIS is a registered investment adviser with the SEC. As of September 30, 1998, IIIS and its affiliates managed approximately $147 billion for their clients. IIIS also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

The Investment Advisory and Investment Sub-Advisory Agreements.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board of

Trustees of the Victory Portfolios, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


For the fiscal years ended October 31, 1998, 1997 and 1996 (except where noted), KAM earned the following advisory fees with respect to each Fund, the amount of fees paid to the Adviser is net of the amount of fee reduction* :



                                             1998                       1997                       1996

                                   Fees Paid    Fee Reduction  Fees Paid  Fee Reduction  Fees Paid   Fee Reduction
                                   ---------    -------------  ---------  -------------  ---------   -------------

Balanced Fund                                                  $2,810,294      $353,372   $2,006,013       $376,178
Convertible Securities Fund                  **                  595,753+                 $566,242++
Diversified Stock Fund                                          4,560,843             0    3,147,950         55,678
Federal Money Market Fund                    **                        0+       277,326          0++         64,632
Financial Reserves Fund                                         3,786,668       301,812    3,402,511        582,762
Fund for Income                                                     5,722        92,630       22,779         87,637
Government Mortgage Fund                                          565,656             0      646,159          3,389
Growth Fund                                                     1,709,722             0    1,181,723         70,660
Institutional Money Market Fund                                 1,638,661       855,791    1,003,395        932,844
Intermediate Income Fund                                        1,622,286       340,846    1,218,106        357,865
International Growth Fund                                       1,317,383             0    1,224,364         30,428
Investment Quality Bond Fund                                      993,289       208,773      836,655        185,307
LifeChoice Conservative
Investor Fund                                                      4,311+++         139          N/A            N/A
LifeChoice Growth Investor Fund                                    6,130+++         128          N/A            N/A
LifeChoice Moderate Investor
Fund                                                               6,565+++       1,024          N/A            N/A
Lakefront Fund                                                      2,144         5,022          N/A            N/A
Limited Term Income Fund                                          418,588        15,636      671,988         46,818
National Municipal Bond Fund                                            0       239,815            0        206,174
New York Tax-Free Bond                                             23,901        73,540        7,542         83,068


                                      103


Ohio Municipal Bond Fund                                          376,962        79,594      298,093        103,079
Ohio Municipal Money  Market
Fund                                                            2,281,185       833,236    1,129,662      1,706,115
Ohio Regional Stock Fund                                          375,231             0      318,859          4,181
Prime Obligations Fund                                          1,870,850             0    1,628,427              0
Opportunity Value Fund                                            920,562             0      711,543         33,521
Real Estate Investment Fund                                             0        15,464          N/A            N/A
Special Value Fund                                              3,525,053             0    2,304,543         71,047
Stock Index Fund                                                1,715,703       574,290      936,282        382,702
Tax-Free Money Market Fund                                      1,283,064        37,520    1,092,669         31,987
U.S. Government Obligations Fund

                                                                5,387,642             0    4,208,590              0
Value Fund                                                      4,396,880             0    3,378,303         62,495


-----------------------
* Does not include investment advisory fees paid by Class G shares of the Diversified Stock Fund, Fund for Income, International Growth Fund, Ohio Municipal Bond Fund and Opportunity Value Fund (the "Gradison Funds").

**   For the period from December 1, 1997 to October 31, 1998.

+    For the fiscal year ended November 30, 1997.

++   For the fiscal year ended November 30, 1996.

+++  For the period from December 31, 1996 to November 30, 1997.



Sub-Advisory Agreements. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Each Sub-Adviser's Agreement with KAM is terminable at any time, without penalty, by the Board of Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, each Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the respective Sub-Adviser, cast in person at a meeting called for the purpose of voting on the relevant Sub-Advisory Agreement.

Glass-Steagall Act.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser;

(2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.

Portfolio Transactions.


The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 1998, 1997 and 1996, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds may also purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.


The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Income and Equity Funds. Pursuant to the Investment Advisory Agreement (and for the Lakefront Fund and the International Growth Fund, the Sub-Advisory Agreements), the Adviser* determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions.
Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures


----------------------------
* For purposes of the following discussion, the term "Advisor" refers to the Adviser and any sub-advisers.

incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

All Funds. The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities in which the Funds invest, and the Funds may invest in similar securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Brokerage commissions paid by each of the Funds listed below were as follows for the fiscal years ended October 31, 1998, 1997 and 1996* .



                                                      1998                           1997                    1996
--------------------------------------------------------------------------------------------------------------------

Balanced Fund                                                                    $212,666.31            $190,526.34
--------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund**                                                         46,738                 50,000
--------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund                                                            906,124.85             881,427.50
--------------------------------------------------------------------------------------------------------------------
Financial Reserves Fund                                                                   --                     --
--------------------------------------------------------------------------------------------------------------------
Fund for Income                                                                           --               1,250.00
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                                                                  --                 542.84
--------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                        68,970.96              97,820.00
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                                                           --                     --
--------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund                                                            3,242.20              61,811.73
--------------------------------------------------------------------------------------------------------------------
International Growth Fund                                                       1,103,488.08                     --
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund                                                        1,734.39              12,889.90


                                      106

Lakefront Fund                                                                      2,513.90                     --
--------------------------------------------------------------------------------------------------------------------
Limited Term Income Fund                                                              468.75               8,580.94
--------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                                                              --                     --
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund                                                                    --                      0
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                                                  --                      0
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                                                          --                     --
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund                                                           21,805.75               6,597.60
--------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                                                    --                     --
--------------------------------------------------------------------------------------------------------------------
Opportunity Value Fund                                                            238,533.30             176,980.29
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment Fund                                                               --                     --
--------------------------------------------------------------------------------------------------------------------
Special Value Fund                                                                428,514.23             431,541.97
--------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                                                   43,190.22              27,553.63
--------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                                                                --                     --
--------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund                                                          --                     --
--------------------------------------------------------------------------------------------------------------------
Value Fund                                                                        218,946.60             225,799.21

-----------------------------
*    Does not include commissions paid by the Gradsion Funds.

** Brokerage commission information for the Convertible Securities Fund reflects brokerage commissions paid for the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.


Portfolio Turnover.

The turnover rate stated in the Prospectus for a Fund's investment portfolio is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The portfolio turnover rates for each of the Funds listed below were as follows for the fiscal years ended October 31, 1998 and 1997 (except where noted)*.

                                                          1998                1997
                                                          ----                ----
Balanced Fund                                                                  109%
Convertible Securities Fund**                                                   77%
Diversified Stock Fund                                                          63%
Fund for Income                                                                 26%
Government Mortgage Fund                                                       115%
Growth Fund                                                                     21%
Intermediate Income Fund                                                       195%
International Growth Fund                                                      116%
Investment Quality Bond Fund                                                   249%
Lakefront Fund                                                                  36%
LifeChoice Conservative Investor Fund                       ++                  19%+

-----------
*    Does not include turnover related to the Gradison Funds.

** Portfolio turnover information for the Convertible Securities Fund and the Federal Money Market Fund reflects portfolio turnover for the fiscal year ended November 30, 1997 and the period from December 1, 1997 to October 31, 1998.

+    From December 31, 1996 to November 30, 1997.

++   From December 1, 1997 to October 31, 1998.


                                                          1998                1997
                                                          ----                ----
LifeChoice Growth Investor Fund                             ++                  06%+
LifeChoice Moderate Investor Fund                           ++                  50%+
Limited Term Income Fund                                                       139%
National Municipal Bond Fund                                                   154%
New York Tax-Free Fund                                                          11%
Ohio Municipal Bond Fund                                                        74%
Ohio Regional Stock Fund                                                         8%
Opportunity Value Fund                                                         195%
Real Estate Investment Fund                                                     21%
Special Value Fund                                                              39%
Stock Index Fund                                                                11%
Value Fund                                                                      26%

Administrator.

BISYS serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Advisers under the Investment Advisory Agreement and Sub-Advisory Agreements), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund (except the LifeChoice Funds) pays BISYS an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets:

         .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets, and .10% for portfolio assets greater than $600 million.


For the services rendered to the LifeChoice Funds and related expenses borne by BISYS as Administrator, each of these Funds pays BISYS an annual fee, computed daily and paid monthly, equal to the greater of 0.01% of the Fund's average daily net assets or $12,000.


BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.


Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, BISYS assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

The following chart reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1998, 1997 and 1996* .


                                              1998                        1997                       1996
                                     ------------------------------------------------------------------------------
                                                     Fee                    Fee Reductions                   Fee
                                       Fees      Reductions       Fees                         Fees      Reductions
                                     ----------  ------------  ----------  ---------------  ----------  ------------

Balanced Fund....................                                 $472,961             $0      $357,125          $0
Convertible Securities Fund**                                      169,130                      163,169+
Diversified Stock Fund...........                                1,034,997              0       678,848      60,602
Federal Money Market Fund**                                        213,167                       64,632+
Financial Reserves Fund..........                                1,209,552              0     1,196,089           0
Fund for Income..................                                   11,799         17,707        13,292      19,833
Government Mortgage Fund.........                                  169,697              0       195,013           0
Growth Fund......................                                  256,459              0       187,857           0
Institutional Money Market Fund..                                  340,471      1,156,193       464,863     696,881
Intermediate Income Fund.........                                  392,489              0       314,921           0
International Growth Fund........                                  179,643              0       171,154           0
Investment Quality Bond Fund.....                                  240,312              0       205,210           0
Lakefront Fund                                                       1,045              0           N/A         N/A
LifeChoice Conservative Investor

   Fund
LifeChoice Growth Investor Fund
LifeChoice Moderate Investor Fund

---------
*    Does not include administration fees paid by the Gradison Funds.

** Administration fee information for the Convertible Securities Fund and the Federal Money Market Fund reflects payments made for the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.

+ From December 1, 1995 through March 31, 1996, SBSF served as administrator to the Convertible Securities Fund and Federal Money Market Fund and received fees of $53,761 and $22,722, respectively. From April 1, 1996 through July 11, 1996, Concord Holding Corporation served as administrator to these Funds and received fees of $41,268 and $15,349, respectively. From July 11, 1996 through November 30, 1996, BISYS served as adminstrator to these Funds and received fees of $68,140 and $26,561, respectively.


                                              1998                        1997                       1996
                                     ------------------------------------------------------------------------------
                                                     Fee                    Fee Reductions                   Fee
                                       Fees      Reductions       Fees                         Fees      Reductions
                                     ----------  ------------  ----------  ---------------  ----------  ------------

Limited Term Income Fund.........                                130,222              0       216,263           0
National Municipal Bond Fund.....                                 65,363              0        20,352      35,877
New York Tax-Free Bond...........                                 10,626         15,949         9,888      14,823
Ohio Municipal Bond Fund.........                                114,083              0       100,340           0
Ohio Municipal Money Market Fund.
                                                                 548,673        375,708       851,457           0
Ohio Regional Stock Fund.........                                 75,046              0        64,609           0
Prime Obligations Fund...........                                790,839              0       697,897           0
Opportunity Value Fund...........                                138,080              0       112,578           0
Real Estate Investment Fund                                            0          2,320           N/A         N/A
Special Value Fund...............                                525,357              0       356,371           0
Stock Index Fund.................                                      0        567,979             0     329,746
Tax-Free Money Market Fund.......                                562,890              0       446,706      35,290
U.S. Government Obligations Fund.
                                                               2,258,117              0     1,803,685           0
Value Fund.......................                                654,663              0       516,120           0


Sub-Administrator.

KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the

Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following chart reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1998, 1997 and 1996* .

                                        1998                          1997                          1996
                            ------------------------------------------------------------------------------------------
                             Underwriting      Amount      Underwriting      Amount      Underwriting      Amount
                             Commissions      Retained      Commission      Retained     Commissions      Retained
                            ---------------  ------------  -------------- ------------  ---------------  --------------
Balanced Fund.............                                      $96,700         $4,600        $63,000        $60,000
 Convertible Securities
    Fund**
 Diversified Stock Fund....                                    1,412,000        448,000        452,000        430,000
 Federal Money Market
    Fund**
 Financial Reserves Fund...                                            0              0             --             --
 Fund for Income...........                                       13,800          3,600         18,000         17,000
 Government Mortgage Fund..
                                                                  17,200          2,000          2,000          2,000
 Growth Fund...............                                       15,300          2,200          1,000          1,000
 Institutional Money
    Market Fund............                                            0              0             --             --
 Intermediate Income Fund..                                        2,600            300          2,000          2,000
 International Growth Fund.
                                                                  11,600          1,300         17,000         17,000
 Investment Quality Bond
    Fund...................                                       15,700          2,200          6,000          6,000
 Lakefront Fund                                                    3,000            500             --             --

 LifeChoice Conservative
    Investor Fund

 LifeChoice Growth
    Investor Fund

 LifeChoice Moderate
    Investor Fund

 Limited Term Income Fund..
                                                                     400            100          3,000          3,000

---------
*    Does not include distribution fees paid by Gradison Funds.

** Underwriting commission information for the Convertible Securities Fund and the Federal Money Market Fund reflects commissions generated during the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.


                                      111


 National Municipal Bond                                                          1,300
    Fund...................                                       30,200                        31,000         31,000
 New York Tax-Free Bond....                                       51,300          3,900         43,000         39,000
 Ohio Municipal Bond Fund..
                                                                  26,000          3,500         20,000         20,000
 Ohio Municipal Money
    Market Fund............                                            0              0             --             --
 Ohio Regional Stock Fund..                                       19,800          1,500         21,000         21,000
 Prime Obligations Fund....                                            0              0             --             --
 Opportunity Value Fund....                                       18,200          2,800          2,000          2,000
 Real Estate Investment
    Fund                                                          16,600          2,300             --             --
 Special Value Fund........                                       76,000          4,600         22,000         11,000
 Stock Index Fund..........                                       91,700         12,800          9,000          9,000
 Tax-Free Money Market Fund
                                                                       0              0             --             --
 U.S. Government
    Obligations Fund.......                                            0              0             --             --
 Value Fund................                                       12,800          2,000          1,000          1,000


Transfer Agent.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. ("BFDS") serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, State Street has agreed (1) to issue and redeem shares of the Funds;
(2) to address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and each Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan.

The Trust, on behalf of the Financial Reserves Fund, Fund for Income, Institutional Money Market Fund (Investor Class and Select Class), Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Money Market Fund, Real Estate Investment Fund, and U.S. Obligations Fund (Investor Shares) has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by Rule 12-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Class B and Class G Shares Distribution Plans.

The Trust has adopted a Distribution Plan for Class B shares of the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund under the Rule. In addition, the Trust has adopted a similar Plan for Class G shares of the Diversified Stock Fund, the Government Mortgage Fund, the International Growth Fund, the Ohio Municipal Bond Fund and the Opportunity Value Fund. The Class B Distribution Plan adopted by the Trustees provides that each Fund, as applicable, will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. Under the Class G Distribution Plan, Class G shares of each of the Fund for Income and the Ohio Municipal Bond Fund pays the Distributor a distribution fee of up to 0.25% and Class G shares of each of the Diversified Stock Fund, International Growth Fund and Opportunity Value Fund pays the Distributor a distribution fee of up to 0.50%.

The distribution fees may be used by the Distributor for: (a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class B or Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class B or Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the distribution fees payable by any Fund under a Distribution Plan is not related directly to expenses incurred by the Distributor and neither Distribution Plan obligates the Funds to reimburse the Distributor for such expenses. The distribution fees set forth in each Distribution Plan will be paid by each Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Distribution Plans for the Class B and Class G shares each specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, each Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class B or Class G shares, as the case may be, or to third parties, including banks, that render shareholder support services.

Each Distribution Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of each Distribution Plan prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit the Funds and their Class B or Class G shareholders, as the case may be. To the extent that a Distribution Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class B or Class G shares of the Funds, additional sales of the Funds' Class B or Class G shares may result. Additionally, certain Class B and/or Class G shareholder support services may be provided more effectively under the relevant Distribution Plan by local entities with whom shareholders have other relationships.

Fund Accountant.

BISYS Fund Services Ohio, Inc. ("BISYS, Inc.") serves as fund accountant for the all of the Funds, except the Real Estate Investment Fund, pursuant to a fund accounting agreement with the Trust dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Trust, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of
 .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Fund accountant earned the following fund accounting fees* :

Fund                                                       1998                 1997                  1996
----                                                       ----                 ----                  ----
Balanced Fund                                                                  $89,610               $93,776
Convertible Securities Fund**
Diversified Stock Fund                                                         119,767               159,249

----------
*    Does not include fund accounting fees paid by Gradison Funds.

** Fund accounting fee information for the Convertible Securities Fund and the Federal Money Market Fund reflects fund accounting fees paid during the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.


                                      114


Fund                                                       1998                 1997                  1996
----                                                       ----                 ----                  ----

Federal Money Market Fund**
Financial Reserves Fund                                                         88,998                78,188
Fund for Income                                                                 48,449                57,144
Government Mortgage Fund                                                        38,396                50,487
Growth Fund                                                                     51,705                35,364
Institutional Money Market Fund                                                102,437                86,455
Intermediate Income Fund                                                        67,260                61,867
International Growth Fund                                                       70,707                90,570
Investment Quality Bond Fund                                                    57,053                52,699
Lakefront Fund                                                                  24,280                   N/A
LifeChoice Conservative Investor Fund
LifeChoice Growth Investor Fund
LifeChoice Moderate Investor Fund
Limited Term Income Fund                                                        33,524                39,040
National Municipal Bond Fund                                                    57,061                65,000
New York Tax-Free Fund                                                          49,575                51,388
Ohio Municipal Bond Fund                                                        46,445                51,845
Ohio Municipal Money Market Fund                                                99,579                65,058
Ohio Regional Stock Fund                                                        45,783                51,094
Prime Obligations Fund                                                          92,710                85,261
Opportunity Value Fund                                                          39,041                57,804
Real Estate Investment Fund                                                     15,520                   N/A
Special Value Fund                                                              87,704                79,170
Stock Index Fund                                                               120,844                87,027
Tax-Free Money Market Fund                                                      79,661               107,911
U.S. Government Obligation Fund                                                 97,657                85,062
Value Fund                                                                      83,739                71,046

Custodian.

Cash and securities owned by each of the Funds are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ("Morgan Stanley") as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Accountants.


The audited financial statements of the Trust, with respect to all the Funds, for the fiscal year ended _____________ are incorporated by reference herein. The financial statements for the fiscal year ended _____________ for all share Classes of each Fund of the Trust (other than Class G shares), have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. PricewaterhouseCoopers LLP serves as the Trust's auditors. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has 36 series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI.

Equity Income Fund                                           Michigan Municipal Bond Fund
     Class A Shares                                               Class A Shares
Maine Municipal Bond Fund (Intermediate)                     National Municipal Bond Fund (Long)
     Class A Shares                                               Class A Shares
Maine Municipal Bond Fund (Short-Intermediate)               National Municipal Bond Fund (Short-Intermediate)
     Class A Shares                                               Class A Shares


The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

As a result of owning 26.71% of the Class B shares of the International Growth Fund, the P/S Keogh of Subhash C Maajan MD Inc., 7215 Old Oak Blvd., Suite 3104, Middleburg Hts., OH 44130, may be deemed to control this Fund as of October 29, 1998.

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of October 29, 1998, and the percentage of the outstanding shares held by such holders are set forth in the table below. In addition, as of October 31, 1998, David M. Schneider, 2767 Belgrade Road, Pepper Pike, OH 44124-4601, is the beneficial owner of 10.37% of the shares of the Gradison Ohio Tax-Free Fund, which is expected to merge with the Victory Ohio Municipal Bond Fund, as described in "Performance of the Non-Money Market Funds -- Performance -- Class G Shares" in this SAI.

----------------------------- ----------------------------------------------- ------------------ -------------------
                                                                                Percent Owned      Percent Owned
        Victory Fund                    Name and Address of Owner                 of Record         Beneficially
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Balanced Fund - Class A       SNBOC and Company                                    97.32%               --
                              4900 Tiedeman Road
                              Cleveland, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Convertible Securities Fund   Charles Schwab & Co./FBO Customers                   30.10%               --
- Class A                     Attn:  Mutual Funds Dept.
                              101 Montgomery Street
                              San Francisco, CA  94104-4122
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Trust                                            21.28%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Diversified Stock Fund -      SNBOC and Company                                    76.31%               --
Class A                       4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Federal Money Market Fund -   KeyCorp Investment Products                          80.07%               --
Investor Class                127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Trust                                             5.33%                --
                              4900 Tiedeman Road
                              Brooklyn, OH  44144
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Summit County Treasurer                              5.25%               5.25%
                              175 South Main Street
                              Akron, OH  44308-1353
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Federal Money Market Fund -   KeyCorp Investment Products                          96.35%               --
Select Class                  127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Financial Reserves Fund       SNBOC and Company                                    92.29%               --
                              4900 Tiedeman Road
                              Cleveland, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Fund for Income               Key Trust Cleveland                                  35.31%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Cleveland, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Government Mortgage Fund      SNBOC and Company                                    95.61%               --
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Growth Fund                   SNBOC and Company                                    92.86%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Institutional Money Market    KeyCorp Investment Products                           6.86%               --
Fund -                        127 Public Square
Investor Shares               Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------


                                      117


----------------------------- ----------------------------------------------- ------------------ -------------------
                              Liefke & Co.                                         71.17%                --
                              c/o KeyCorp Trust Services
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Clearing Corp./Reinvest. Acct.                   18.89%               --
                              KCC Accts Corp Execution Services
                              4900 Tiedeman Road
                              Cleveland, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Institutional Money Market    KeyCorp Investment Products                           6.65%               --
Fund -                        127 Public Square
Select Shares                 Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              BISYS Fund Services Ohio Inc.                        92.99%                --
                              The Benefit of our Customers
                              Attn: Victory Cash Control Dept.
                              3435 Stelzer Road
                              Columbus, OH  43219-6004
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Intermediate Income Fund      SNBOC and Company                                    98.46%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
International Growth Fund -   SNBOC and Company                                    78.54%               --
Class A                       PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
International Growth Fund -   IRA of Jerry L Ufford                                 9.40%              9.40%
Class B                       3303 Linden Road, Apt. 308
                              Rocky River, OH  44116
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Elisa Noble                                           5.13%              5.13%
                              Richard Noble JTWROS
                              PO Box 1912
                              Ogdensburg NY 13669
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              P/S Keogh of                                         26.71%              26.71%
                              Subhash C Maajan MD Inc.
                              7215 Old Oak Blvd.
                              Suite 3104
                              Middleburg Hts., OH  44130
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Investment Quality Bond Fund  SNBOC and Company                                    79.88%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Lakefront Fund                SNBOC and Company                                    56.40%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              BISYS Fund Services                                  31.93%               --
                              Attn: Fund Administration & Reg. Serv.
                              3435 Stelzer Road
                              Columbus, OH  43219-6004
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
LifeChoice - Conservative     SNBOC and Company                                    98.51%               --
Investor                      4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------


                                      118


----------------------------- ----------------------------------------------- ------------------ -------------------
LifeChoice -                  SNBOC and Company                                    94.50%               --
Growth Investor               4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
LifeChoice -                  SNBOC and Company                                    96.50%               --
Moderate Investor             4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Limited Term                  SNBOC and Company                                    98.00%               --
Income Fund                   PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
National Municipal Bond       Key Trust Cleveland                                  22.35%               --
Fund - Class A                PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
National Municipal Bond       El Matador Inc.                                       9.50%              9.50%
Fund - Class B                2564 Ogden Avenue
                              Ogden, UT  84401
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              KeyBank of Maine Escrow Agent                        13.30%              13.30%
                              for Robert, Geraldine and Janet Sylvester and
                              GFS ND Manufacturing Co.
                              115 Cocheco Street
                              Dover, NH  03820
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Marden Spencer                                        6.14%              6.14%
                              958 E Olympus Park Drive, #A102
                              Salt Lake City, UT  84117
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Samuel E Jorgensen                                    5.01%              5.01%
                              Christine F Jorgensen JTWROS
                              1107 Lamplighter
                              Logan, UT  84321
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Ethel F Robinson                                      9.60%              9.60%
                              2716 100th SE
                              Everett, WA  98208
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
New York Tax-Free             George Weissman                                       8.52%              8.52%
Fund - Class A                Philip Morris Companies Inc.
                              100 Park Avenue, 10th Floor
                              New York, NY  10017-5516
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              The Sally E. Darling Revocable Trust                  5.73%              5.73%
                              660 Indian Ridge
                              Waynesville  NC  28786-5295
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Mildred Weissman                                      5.75%              5.75%
                              81 Manursing Way
                              Rye, NY  10580-4311
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Trust Cleveland                                  11.95%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
New York Tax-Free             Anna Maria Desocio                                    7.77%              7.77%
Fund - Class B                Colomba Desocio JTWROS
                              1624 Caleb Avenue
                              Syracuse, NY  13206
----------------------------- ----------------------------------------------- ------------------ -------------------


                                      119


----------------------------- ----------------------------------------------- ------------------ -------------------
                              Richard Dudley                                       17.38%              17.38%
                              Margaret H Dudley JTWROS
                              68 Center Street
                              Geneseo, NY  14454
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Catherine C Lieb                                      5.33%              5.33%
                              19 Park Avenue
                              Dansville, NY  14437
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              E/O Leon A Philp                                      5.00%              5.00%
                              John T Corbett Exe
                              8499 Clarence Center Road
                              Clarence, NY  14032
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Ohio Municipal Bond Fund      SNBOC and Company                                    85.25%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Ohio Municipal Money Market   SNBOC and Company                                    23.13%               --
Fund                          PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Private Banking                                      59.88%               --
                              c/o Society National Bank
                              2025 Ontario Street
                              Cleveland, OH  44115-1022
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Clearing Corp/Reinvest Acct                       7.36%               --
                              KCC Accts Corp Execution Svcs
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              KeyCorp Investment Products                          5.12%               --
                              127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Ohio Regional Stock Fund -    SNBOC and Company                                    85.31%               --
Class A                       PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Ohio Regional Stock Fund -    IRA of Jerry L Ufford                                 5.49%              5.49%
Class B                       3303 Linden Road, Apt. 308
                              Rocky River, OH  44116
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              IRA of Gordon T. Laflash                              5.15%              5.15%
                              2448 Ragan Woods Dr.
                              Toledo, OH  43614
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Prime Obligations Fund        Private Banking                                      40.02%               --
                              c/o Society National Bank
                              2025 Ontario Street
                              Cleveland, OH  44115-1022
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Clearing Corp/Reinvest Acct                      18.42%               --
                              KCC Accts Corp Execution Svcs
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              KeyCorp Investment Products                          31.75%                --
                              127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------


                                      120


----------------------------- ----------------------------------------------- ------------------ -------------------
Real Estate Investment Fund   SNBOC and Company                                    83.89%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Special Growth Fund (to be    SNBOC and Company                                    95.13%               --
renamed Opportunity Value)    PO Box 93971
- Class A                     4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Special Value Fund - Class A  SNBOC and Company                                    90.79%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Stock Index Fund              SNBOC and Company                                    95.89%               --
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Tax-Free Money Market Fund    SNBOC and Company                                    36.60%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Private Banking                                      47.54%                --
                              c/o Society National Bank
                              OH-01-49-0230
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Clearing Corp/Reinvest Acct                       6.19%                --
                              KCC Accts Corp Execution Svcs
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              KeyCorp Investment Products                           7.95%                --
                              127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
US Government Obligations     SNBOC and Company                                    98.57%               --
Fund - Investor               PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
US Government Obligations     Chase Manhattan Bank                                  5.89%               --
Fund - Select                 FBO Global Trust
                              450 W 33rd Street, 15th Floor
                              New York, NY  10001-2603
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              SNBOC and Company                                    14.05%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Private Banking                                      32.27%               --
                              c/o Society National Bank
                              2025 Ontario Street
                              Cleveland, OH  44115-1022
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              Key Clearing Corp/Reinvest Acct                       8.65%               --
                              KCC Accts Corp Execution Svcs
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
                              KeyCorp Investment Products                          34.52%                --
                              127 Public Square
                              Cleveland, OH  44114-1216
----------------------------- ----------------------------------------------- ------------------ -------------------
----------------------------- ----------------------------------------------- ------------------ -------------------
Value Fund                    SNBOC and Company                                    99.04%               --
                              PO Box 93971
                              4900 Tiedeman Road
                              Brooklyn, OH  44144-2338
----------------------------- ----------------------------------------------- ------------------ -------------------

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Miscellaneous.

As used in the Prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


The _____________ Annual Report to shareholders of the Trust is incorporated herein in its entirety. This report includes the financial statements for the fiscal year ended _____________. The opinion in the Annual Report of PricewaterhouseCoopers LLP, independent accountants, is incorporated herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety.


The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX
Description of Security Ratings.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA") and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                                       on
                                   Form N-1A

PART C.    OTHER INFORMATION


Item 23.

              Exhibits:

(a)(1)    Certificate of Trust (1)

(a)(2)    Delaware Trust Instrument dated December 6, 1995, as amended. (2)

(b)       Bylaws, Amended and Restated as of August 28, 1998.

(c)       None.

(d)(1) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM"), with Schedule A amended as of March 1, 1997, March 2, 1998 and May 29, 1998. (3)

(d)(2) Investment Advisory Agreement dated March 1, 1997 between Registrant and KAM regarding Lakefront Fund and Real Estate Investment Fund. (4)

(d)(3) Investment Sub-Advisory Agreement dated March 1, 1997 between KAM and Lakefront Capital Investors, Inc. regarding the Lakefront Fund. (4)

(d)(4) Investment Advisory Agreement dated June 1, 1998 between Registrant and KAM regarding the International Growth Fund. (3)

(d)(5) Portfolio Management Agreement dated June 1, 1998 between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund. (5)
--------
              1 Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.


              2 Filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1998, accession number 0000922423-98-000264.


              3 Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.


              4 Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.


              5 Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.

(e) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership, with Schedule I amended as of March 2, 1998 and May 29, 1998. (3)

(f)       None.

(g)(1) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Schedule A revised as of March 1998 and May 29, 1998 and Attachment B revised as of March 2, 1998. (3)

(g)(2) Custody Agreement dated May 31, 1996 between Morgan Stanley Trust Company and Key Trust Company of Ohio. (6)

(h)(1)    Form of Broker-Dealer Agreement. (7)

(h)(2) Administration Agreement dated October 1, 1997 between Registrant and BISYS Fund Services Limited Partnership ("BISYS"), with Schedule I amended as of March 2, 1998 and May 29, 1998 and Schedule II-B amended as of March 2, 1998. (3)

(h)(3) Sub-Administration Agreement dated October 1, 1997 between BISYS and KAM, with Schedule A amended as of March 2, 1998 and May 29, 1998. (3)

(h)(4) Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company, with Schedule A revised as of August 1, 1996, March 2, 1998 and May 29, 1998. (3)

(h)(5) Fund Accounting Agreement dated May 31, 1995 between Registrant and BISYS Fund Services Ohio, Inc., with Amended Schedule A as of February 19, 1997 and March 2, 1998 and May 29, 1998, and Schedule B as of March 2, 1998. (3)

(h)(6) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(h)(7) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(h)(8) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware Counsel to Registrant.

              6 Filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on July 30, 1996, accession number 0000922423-96-000344.


              7 Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(i)(2) Opinion and consent of Kramer Levin Naftalis & Frankel LLP as to the legality of the securities being registered.

(j)       Consent of PricewaterhouseCoopers LLP.

(k)       Not applicable.

(l)       Not applicable.

(m)(1) Distribution and Service Plan dated June 5, 1995 for the Class A Shares of Registrant with Schedule I amended as of February 19, 1997, March 2, 1998 and May 29, 1998. (3)

(m)(2) Distribution Plan dated June 5, 1995 for Class B Shares of Registrant with Schedule I amended as of February 1, 1996. (5)

(m)(3) Shareholder Servicing Plan dated June 5, 1995 with Schedule I amended as of March 1, 1997, March 2, 1998 and May 29, 1998. (3)

(m)(4)    Form of Shareholder Servicing Agreement. (1)

(n)       Financial Data Schedules dated April 30, 1998.

(o)       Amended and Restated Rule 18f-3 Multi-Class Plan as of May 29,1998.(8)

          Powers of Attorney  of Roger Noall and Frank A. Weil. (9)

          Powers of Attorney of Leigh A. Wilson, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, H. Patrick Swygert and Eugene J. McDonald. (2)

------------
              8 Filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 filed electronically on June 9, 1998, accession number 0000922423-98-000589.

              9 Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 filed electronically on February 3, 1998, accession number 0000922423-98-000095.




Item 24.   Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.   Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)       Subject to the  exceptions  and  limitations  contained in  Subsection
          10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii)  in  the  event  of a  settlement,  unless  there  has  been  a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser

KAM is the investment adviser to each Fund of The Victory Portfolios. KAM is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $76 billion as of June 30, 1998. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. KAM and its affiliates have over $64 billion in assets under management, and provides a full range of investment management services to personal and corporate clients.

Lakefront Capital Investors, Inc. ("Lakefront"), sub-adviser of the Lakefront Fund, 127 Public Square, 15th Floor, Cleveland, Ohio 44114, was incorporated in 1991.


Indocam International Investment Services, S.A. ("IIIS") serves as the sub-adviser to the International Growth Fund. IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as subadviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. Indocam has affiliates which are engaged in the brokerage business. The principal office of IIIS is 9, rue Louis Murat, Paris, France 75008.


To the knowledge of Registrant, none of the directors or officers of KAM, Lakefront, or IIIS, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of KAM also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of KAM are as follows:

Directors:
----------
William G. Spears            o    Senior Managing Director, Chairman and Chief Executive Officer.
Richard J. Buoncore          o    Senior Managing Director, President and Chief Operating Officer.
Anthony Aveni                o    Senior Managing Director. Also Chief Investment Officer of KAM.
Vincent DeP. Farrell         o    Senior Managing Director and Chief Investment Officer.  Also Chief Investment
                                  Officer, Executive Vice President and Managing
                                  Director of Spears,  Benzak, Salomon & Farrell
                                  Division ("SBSF").
Richard E. Salomon           o    Senior Managing Director.  Also President and Director of Wealth Management,
                                  SBSF.
Gary R. Martzolf             o    Senior Managing Director.

Other Officers:
Charles G. Crane             o    Senior Managing Director and Chief Market Strategist.
James D. Kacic               o    Chief Financial Officer, Chief Administrative Officer, and Senior Managing
                                  Director.
William R. Allen             o    Managing Director.
Michael Foisel               o    Assistant Treasurer.
Michael Stearns              o    Chief Compliance Officer.
William J. Blake             o    Secretary.
Steven N. Bulloch            o    Assistant Secretary.  Also, Senior Vice President and Senior Counsel of
                                  KeyCorp Management Company.
Kathleen A. Dennis           o    Senior Managing Director.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.


The principal executive officers and directors of Lakefront are as follows:

Nathaniel E. Carter          o        President and Chief Investment Officer.
Kenneth A. Louard            o        Chief Operating Officer.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.


The principal executive officers and directors of IIIS are as follows:

Jean-Claude Kaltenbach                   o        Chairman and CEO.
Ian Gerald McEvatt                       o        Director.      Claude Doumic              o        Director.
Didier Guyot de la Pommeraye             o        Director.      Charles Vergnot            o        Director.


                                      C-6


Eric Jostrom                             o        Director.      Gerard Sutterlin           o        Secretary
                                                                                                     General.
The business address of each of the foregoing individuals is 9, rue Louis Murat,
Paris, France 75008.


Item 27.   Principal Underwriter

(a)  BISYS  Fund  Services,   Registrant's  administrator,   also  acts  as  the
     distributor for the following investment companies as of October 1, 1998.

Alpine Equity Trust                                          Meyers Investment Trust
American Performance Funds                                   MMA Praxis Mutual Funds
AmSouth Mutual Funds                                         M.S.D. & T. Funds
The ARCH Fund, Inc.                                          Pacific Capital Funds
The BB&T Mutual Funds Group                                  The Parkstone Advantage Fund
The Coventry Group                                           Pegasus Funds
ESC Strategic Funds, Inc.                                    Puget Sound Alternative Investment Series Trust
The Eureka Funds                                             The Republic Advisor Funds Trust
Fountain Square Funds                                        The Republic Funds Trust
Gradison - McDonald Cash Reserves Trust                      The Riverfront Funds, Inc.
Gradison - McDonald Municipal Custodian Trust                Sefton Funds
Gradison - Custodian Trust                                   The Sessions Group
Gradison - Growth Trust                                      Summit Investment Trust
Hirtle Callaghan Trust                                       Variable Insurance Funds
HSBC Trust and HSBC Mutual Funds Trust Funds                 The Victory Variable Insurance Funds
The Infinity Mutual Funds, Inc                               Vintage Mutual Funds, Inc.
INTRUST Funds Trust
The Kent Funds
Magna Funds



(b)  Directors,  officers and partners of BISYS Fund Services, Inc., the General
     Partner of BISYS Fund Services, as of June 15, 1998 were as follows:


Lynn J. Mangum              o        Chairman and CEO.   William Tomko           o    Senior Vice
                                                                                      President.
Dennis Sheehan              o        Director,           Michael D. Burns        o    Vice President.
                                     Executive Vice
                                     President and
                                     Treasurer.
J. David Huber              o        President.          David Blackmore         o    Vice President.
Kevin J. Dell               o        Vice President      Steve Ludwig            o    Compliance
                                     and Secretary.                                   Officer.
Mark Rybarczyk              o        Senior Vice         Robert Tuch             o    Assistant
                                     President.                                           Secretary.

The business address of each of the foregoing individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

Item 28.Location of Accounts and Records

(1)  Key Asset  Management Inc., 127 Public Square,  Cleveland,  Ohio 44114-1306
     (records   relating   to  its   functions   as   investment   adviser   and
     sub-administrator).

(2) Lakefront Capital Investors, Inc., 100 South Main Street, 3rd Floor, Ann Arbor, Michigan 48104 (records relating to its functions as investment sub-adviser for the Lakefront Fund only).


(3) Indocam International Investment Services, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its functions as investment sub-adviser for the International Growth Fund only).

(4) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as shareholder servicing agent).

(5)  BISYS Fund  Services,  3435 Stelzer  Road,  Columbus,  Ohio 43219  (records
     relating  to  its  functions  as   administrator,   distributor   and  fund
     accountant).

(6)  State  Street  Bank  and  Trust  Company,  225  Franklin  Street,   Boston,
     Massachusetts 02110-3875 (records relating to its functions as transfer agent).

(7)  Boston   Financial  Data  Services,   Inc.  Two  Heritage  Drive,   Quincy,
     Massachusetts   02171  (records  relating  to  its  functions  as  dividend disbursing agent and shareholder servicing agent).

(8) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(9) Morgan Stanley Trust Company, 1585 Broadway, New York, New York 10036 (records relating to its functions as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund, Lakefront Fund, and Real Estate Investment Fund).

Item 29.   Management Services

           None.

Item 30.   Undertakings

(a) Registrant undertakes to call a meeting of shareholders, at the request of holders of 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

 (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest Annual Report to Shareholders upon request and without charge.

NOTICE

A copy of the Delaware Trust Instrument of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this
Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the _____________________ day of November , 1998.



                                   THE VICTORY PORTFOLIOS


                                    By: /s/ Leigh A. Wilson
                                        --------------------------------------
                                        Leigh A. Wilson, President and Trustee



================================================================================
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities
indicated on the ____________________day of November   , 1998.


/s/ Roger Noall
----------------------------             Chairman of the Board and Trustee
Roger Noall


/s/Leigh A. Wilson
----------------------------             President and Trustee
Leigh A. Wilson


/s/Gary Tenkman
----------------------------             Treasurer
Gary Tenkman


----------------------------             Trustee
Edward P. Campbell*


----------------------------             Trustee
Harry Gazelle*


----------------------------             Trustee
Thomas F. Morrissey*


----------------------------             Trustee
H. Patrick Swygert*


----------------------------             Trustee
Frank A. Weil*


----------------------------             Trustee
Eugene J. McDonald*


*By:  /s/ Carl Frishling
      -------------------------
      Carl Frishling
      Attorney-in-Fact

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.B2       Bylaws, Amended and Restated as of August 28, 1998.

EX-99.B10(a)   Opinion of Morris, Nichols, Arsht & Tunnell.

EX-99.B10(b)   Opinion and consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.B11      Consent of PricewaterhouseCoopers LLP.

EX.99.B-27     Financial Data Schedules dated April 30, 1998.